PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Semiannual Report
                                 January 31, 1998

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER:

  We are pleased to provide our semiannual report to you on the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find Mitchell Hutchins' summaries of the domestic and international market environments for the semiannual report period of August 1, 1997 through January 31, 1998. In addition, we summarize the performance of each PACE Portfolio over the reporting period, with brief commentaries from each of the PACE investment managers. Please note that the opinions of the managers do not necessarily represent the opinions of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

  Over all, we are quite pleased with the performance of the PACE Portfolios for the period covered in this report. We recognize the far-ranging needs of today's investors and the need for well-planned, well-diversified portfolios. To that end, the PACE Portfolios offer an array of actively managed funds that can take advantage of this ever-changing investment environment. Each PACE Portfolio pursues a specific, well-articulated investment objective, follows a disciplined investment strategy, and is guided by a leading investment manager carefully chosen by PaineWebber and Mitchell Hutchins.

  We appreciate the opportunity to help you plan for a successful future. If you have any questions regarding the PACE Program and PaineWebber PACE Select Advisors Trust, please contact your investment executive.

Sincerely,

                  [SIG]                                   [SIG]
MARGO ALEXANDER                                           BRUCE A. BURSEY
President                                                 Senior Vice President
Mitchell Hutchins Asset Management Inc.                   Managed Accounts Consulting Services
                                                          PaineWebber Incorporated

March 26, 1998

  This letter is intended to assist shareholders in understanding how the portfolios performed during the semi-annual report period ended January 31, 1998, and reflects views at the time this report was prepared. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your specific investment objectives.

INVESTMENT OVERVIEW--DOMESTIC

  The time period covered by this semiannual report--August 1, 1997 through January 31, 1998--was marked by periods of heightened stock market volatility as record setting new highs were often followed by sell-offs. Through all this, the stock market, as measured by the S&P 500 Index, ended the period slightly higher than where it began, up a modest 3.5%.*

  During the summer, the specter of rising inflation worried investors, triggering a sell-off in August. However, after Labor Day, the market quickly regained its footing when, in September, actual CPI numbers came in lower than anticipated. This took the pressure off the Federal Reserve (the "Fed") to raise interest rates and the S&P 500 Index rebounded strongly for the month. In October, a series of significant events--"Grey Monday," OPEC announcing increased oil production, and Asian currency and economic implosions--caused a sharp sell-off in equity markets worldwide, including the US stock market. As events continued to unfold, investors' awareness of the overall implications of the Asian crisis increased and the underlying strength of the US stock market--low inflation, low and declining interest rates, industry consolidation, mutual fund inflows and high consumer confidence--caused the stock market to stage a comeback in November. The rally could not be sustained, however, and volatility returned in December and January.

  These events also had significant impact on the US bond market and, after an initial sell-off, the bond market staged a strong rally throughout the remainder of the period. As happened in the US stock market, investors' inflationary concerns caused a bond market sell-off at the beginning of August. The market rebounded in late August and September when pressure for the Fed to raise interest rates abated. Then, as a result of the Asian crisis, the US Treasury market staged a strong "flight to quality" rally in the latter part of the period. The yield on the 30-year long bond declined by over 60 basis points to levels approaching 30-year lows. The long end led the market and, therefore, the Treasury yield curve flattened as yields declined across the curve. In an environment of benevolent inflation, reports of modest economic growth and concern regarding the effects of the Asian crisis on the US economy, it appears that the Fed has adopted a "wait and see" stance. The bond market, as measured by the Lehman Brothers Government/ Corporate Bond Index, posted a healthy 5.1%* total return for the period.

INVESTMENT OVERVIEW--GLOBAL

  In the global equity markets, Europe was the strongest performing region during this time period, helped by the flow of funds from the troubled Southeast Asian markets, declining interest rates, and company restructuring. Japan continued its slide and investors remained skeptical that a proposed tax cut would stimulate the economy enough to offset the decrease in exports to its Asian neighbors. Towards the latter part of the year, Asia's economic and currency problems ignited selling pressures in many key markets around the world. As a result, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index returned -5.7%* for the period covered by this report. Through its impact on Hong Kong and developed markets, the crisis affected most emerging markets, particularly Korea, Indonesia, and Thailand. The Asian situation also caused fears in Latin America, especially Brazil, which experienced a stock market sell-off and a sharp interest rate hike. Only Mexico continued to outperform, as strong economic and corporate earnings growth was maintained.

  Global bond market performance in local currency terms was strong during this time period, with the US bond market in particular benefiting from the growing perceptions that the Asian crisis could significantly restrain US economic growth and inflation in 1998. Although strong, European bond markets on balance underperformed the US market in local currency and US dollar terms. As of this writing, nearly full convergence of interest rates has occurred among candidates for participation in the first round of European Economic and Monetary Union
(EMU) in January 1999.

* Source: Frank Russell Company

PACE MONEY MARKET INVESTMENTS

  MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. THE PORTFOLIO INVESTS IN HIGH-QUALITY, US DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS WITH MATURITIES OF 13 MONTHS OR LESS. THE PORTFOLIO MAINTAINS A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF 90 DAYS OR LESS.

INVESTMENT PROCESS

  MITCHELL HUTCHINS' FOCUS IS ON QUALITY, DIVERSITY, AND LIQUIDITY. INVESTMENT CONSIDERATIONS INCLUDE A REVIEW OF INTEREST RATES VIS-A-VIS THE ECONOMIC ENVIRONMENT, CURRENT SUPPLY AND DEMAND OF MONEY MARKET PRODUCTS, AND A REVIEW OF CREDIT RISK. SECURITIES SELECTION FOLLOWS AN APPROVED LIST OF TOP-TIER RATED SECURITIES REVIEWED BY THE FIRM'S CREDIT ANALYSTS.

COMMENTS FROM MITCHELL HUTCHINS ASSET MANAGEMENT INC.

  For the six months covered by this report--August 1, 1997 through January 31, 1998--the Portfolio provided investors with a return of 2.67% (exclusive of the PACE Program Fee), slightly outperforming the 2.57% average return of 90-Day US Treasury Bills over this period. As of January 31, 1998, the Portfolio's 7-day yield was 5.24%, and net assets of the Portfolio totaled $21.2 million.

  During the period, we maintained the Portfolio's average weighted maturity approximately 5 to 10 days longer than its peer group.* Due to our forecast that interest rates will remain relatively stable, we continued to keep the Portfolio's average maturity slightly longer than the money market fund average of 65 days (as of January 31)*, which benefited the Portfolio. As always, we were well diversified among issuers and industries.

  Going forward, we expect to maintain our current strategy. We will continue to seek to enhance the Portfolio's yield, without sacrificing credit quality and liquidity, by taking advantage of opportunities caused by market volatility.

* Source: IBC Financial Data

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

  MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME. THE PORTFOLIO INVESTS PRIMARILY IN US GOVERNMENT AND AGENCY SECURITIES OF VARYING MATURITIES, AS WELL AS MORTGAGE-BACKED SECURITIES, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND SEVEN YEARS.

INVESTMENT PROCESS

  PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's return of 4.44% (exclusive of the PACE Program Fee) essentially matched the Lehman Brothers Mortgage Backed Securities Index (the "Index") return of 4.45%. As of January 31, 1998, the Portfolio's net assets had increased to $131.4 million.

  Throughout the period, the Portfolio's longer-than-Index duration (2.24 years for the Portfolio vs. 2.09 years for the Index) enhanced relative returns as bond markets rallied and interest rates declined across the yield curve. The Portfolio's exposure to the intermediate and shorter segments of the curve was increased during the period, which hindered performance as the yield curve flattened and longer-term maturities outperformed shorter-term maturities. The Portfolio benefited from holding select mortgage issues that were less sensitive to prepayment risk in a declining rate environment than the overall mortgage sector.

  Our expectation is that the Asian crisis will continue to unfold and that its impact on the US economy will be greater than originally envisioned. We anticipate the US economy to slow somewhat from its 1997 pace with GDP growth averaging 2.5%-3.0%. This slowdown will result primarily from reduced investment spending and weakened net exports. The economy will avoid stalling as a confident consumer and steady spending drives the economy forward. Inflation will decline to new lows under pressure from falling import and commodity prices, lower production costs of US firms manufacturing in Asia, and reduced pricing power of US manufacturers. We expect corporate profits will come under increasing pressure from rising wage costs and stiff foreign competition. Worldwide excess capacity in manufacturing will begin to depress US investment spending.

  Given these expectations, we will target Portfolio duration about 0.5 years longer than that of the Index to take advantage of lower interest rates. We will focus the Portfolio's maturity mix at the intermediate segment of the yield curve where we can realize better price performance characteristics, especially if the Fed eases slightly during the year. The Portfolio will remain concentrated in mortgages, with emphasis focused in lower prepayment sensitive issues. We will also selectively acquire asset-backed securities collateralized by auto, home loan, and credit card receivables as we view these as attractive cash equivalent holdings.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

  MANAGED BY PACIFIC INCOME ADVISERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME, CONSISTENT WITH REASONABLE STABILITY OF PRINCIPAL. THE PORTFOLIO INVESTS IN FIXED INCOME SECURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND FOUR AND ONE-HALF YEARS.

INVESTMENT PROCESS

  PACIFIC INCOME ADVISERS, INC. FOCUSES ON YIELD CURVE ANALYSIS AND ACTIVE SECTOR ROTATION, OVERWEIGHTING OR UNDERWEIGHTING SECTORS BASED ON A RISK/REWARD ASSESSMENT AND ANTICIPATION OF CHANGING YIELD CURVE SHAPES. THE MANAGER UTILIZES A PROPRIETARY MODEL TO IDENTIFY SECURITIES THAT ARE UNDERVALUED ON A RISK-ADJUSTED BASIS.

COMMENTS FROM PACIFIC INCOME ADVISERS, INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio provided investors with a total return of 4.18% (exclusive of the PACE Program Fee), which was in line with the Lehman Brothers Intermediate-Term Government/Corporate Index (the "Index") return of 4.16%. As of January 31, 1998, net assets of the Portfolio had increased to $84.8 million.

  The Portfolio's duration strategy during the period had a neutral impact on performance. In August and September, the Portfolio's duration was longer than the benchmark's, which detracted from performance during the month of August and aided performance in September. During the fourth quarter of 1997, we tactically reduced duration as the yield curve flattened, which was neutral to slightly negative for the Portfolio's performance. During the month of January, we extended duration to equal the benchmark's (3.2 years) as the yield curve steepened, which benefited performance.

  Throughout the period, we maintained the Portfolio's underweighting in corporate bonds. This contributed to performance as corporate bonds experienced one of their worst quarters due to widening spreads in response to the Southeast Asian market turmoil. We remained overweighted in mortgage-backed securities through the end of 1997, which also contributed to performance since mortgage-backed securities outperformed Treasury securities on a duration-adjusted basis. In January, we selectively reduced the Portfolio's allocation to mortgage-backed securities because some holdings within this sector became overvalued on a risk-adjusted basis.

  We continue to believe that the positive fundamentals of the bond market remain intact going forward. There appears to be minimal inflationary pressures as a result of global competition and productivity increases. The balanced budget agreement is a long-term positive for the bond market since the supply of US Treasuries should decrease. In addition, the short-term outlook is also favorable due to the possibility that the US economy will slow down from its current pace and that the Federal Reserve's next move might be to ease credit in order to avoid potential deflationary pressures. Asset allocation moves out of Southeast Asian markets and into US Treasuries should also provide the market with upside potential. The spreads of mortgage-backed securities should come under pressure as falling interest rates should encourage homeowners to refinance, causing prepayments to increase.

PACE STRATEGIC FIXED INCOME INVESTMENTS

  MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN FIXED INCOME SECURITIES OF VARYING MATURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND EIGHT YEARS. PORTFOLIO HOLDINGS WILL BE INVESTED IN AREAS OF THE BOND MARKET (BASED ON QUALITY, SECTOR, COUPON, OR MATURITY) WHICH PIMCO BELIEVES TO BE RELATIVELY UNDERVALUED.

INVESTMENT PROCESS

  PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's 5.70% return (exclusive of the PACE Program Fee) outperformed the Lehman Brothers Government/Corporate Bond Index (the "Index") return of 5.12%. As of January 31, 1998, net assets of the Portfolio had increased to $100.3 million.

  Throughout the period, the Portfolio's longer-than-Index duration (5.7 years for the Portfolio vs. 5.3 years for the Index) enhanced returns as bond markets rallied and interest rates declined across the yield curve. The Portfolio's maturity mix, or exposure to the yield curve, added to performance since the Portfolio had significant exposure from the three-year segment out to the long end, and interest rates fell roughly 60 basis points across these segments. The mortgage sector performed well on a duration-adjusted basis versus other sectors of the bond market during the period. The Portfolio benefited from an overweight of this sector and holding select mortgage issues which were less sensitive to prepayment risk in a declining rate environment. During the period, the Asian turmoil caused corporate bond credit spreads to widen and also adversely impacted emerging market debt. Therefore, the Portfolio benefited from its underweighting of corporate bonds, however, the Portfolio's positions in emerging market debt, albeit limited, detracted from performance.

  We expect the Asian crisis to continue to unfold and have a greater impact on the US economy than has been evident to date. We anticipate the US economy to slow somewhat from its 1997 pace with GDP growth averaging 2.5%-3.0%. This slowdown will result primarily from reduced investment spending and weakened net exports. The economy will avoid stalling as a confident consumer and steady spending drives the economy forward. Inflation will decline further under pressure from falling import and commodity prices, lower production costs of US firms manufacturing in Asia, and reduced pricing power of US manufacturers. We expect corporate profits will come under increasing pressure from rising wage costs and stiff foreign competition. Worldwide excess capacity in manufacturing will begin to depress US investment spending. We feel that the Fed will closely watch the Asian crisis impact on the US economy and could lower rates 25-50 basis points by the third quarter should the impact be significant.

  Based on our forecasts, we will target Portfolio duration about 0.5 years longer than that of the Index to benefit from lower interest rates. We will focus the Portfolio's maturity mix at the intermediate segment of the yield curve where we can realize better price performance characteristics, especially if the Fed eases slightly during the year. The Portfolio will focus on less prepayment sensitive mortgages, such as seasoned ARMs, lower coupon pass-throughs and other mortgage products designed to protect the investor from prepayment risk. We will liquidate higher coupon mortgages and use the proceeds to increase the Portfolio's Treasury security holdings to benefit from investors' flight to quality and to lengthen the Portfolio's duration. As we anticipate that corporate profits will slow and spreads versus Treasury securities will widen, we will continue to underweight this sector. We will selectively hold non-dollar securities, however, since real interest rates around the world are fairly similar, we currently see less value in this sector. Emerging market holdings will comprise a small percentage of the Portfolio. We may view a spike in the Asian crisis as a buying opportunity and slightly increase our emerging market positions. However, we will focus in those countries which are better insulated from the effects of the turmoil.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

  MANAGED BY MORGAN GRENFELL CAPITAL MANAGEMENT, INCORPORATED, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX. THE PORTFOLIO INVESTS IN GENERAL OBLIGATION, REVENUE, AND PRIVATE ACTIVITY BONDS AND NOTES, THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND SEVEN YEARS.

INVESTMENT PROCESS

  MORGAN GRENFELL SEEKS TO PROVIDE CONSISTENT RETURNS WITH LOW VOLATILITY BY FOCUSING ON OPTIMAL ISSUE SELECTION AND NOT ATTEMPTING TO FORECAST INTEREST RATE MOVES. THE PORTFOLIO IS CONSTRUCTED OF HIGH-QUALITY SECURITIES ACROSS ALL MATURITIES SO THAT ITS AVERAGE DURATION IS CLOSE TO THAT OF ITS BENCHMARK INDEX. ISSUES WITH FEDERAL GOVERNMENT BACKING, MORTGAGE COLLATERAL, AND OTHER CREDIT ENHANCEMENTS ARE PREFERRED, WITH A LIMITED INVESTMENT IN REVENUE AND GENERAL OBLIGATION ISSUES. GREATER EMPHASIS IS PLACED ON THE ISSUER'S ABILITY TO PAY PRINCIPAL AND INTEREST THAN ON ISSUE SIZE.

COMMENTS FROM MORGAN GRENFELL CAPITAL MANAGEMENT, INCORPORATED

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio had a total return of 2.95% (exclusive of the PACE Program
Fee), which was essentially in line with the Lehman Brothers Municipal Five-Year Index (the "Index") return of 3.01%. As of January 31, 1998, net assets of the Portfolio had grown to $44.3 million.

  Three key forces drove the bond markets higher during the period: benevolent inflation data, reports of stable growth and the decline in the Asian markets. Concerned the Asian crisis will negatively impact US economic growth, investors perceived that the Federal Reserve leans toward easing. As a result, the US Treasury market experienced a strong "flight to quality" rally throughout the latter half of this period to levels approaching 30-year lows. Within this environment, the municipal market also traded higher, although it lagged the Treasury market. Long maturities led the municipal rally as yields declined across the curve. The municipal yield curve flattened by approximately 30 basis points.

  Throughout the period, yield spreads between high-quality and low-quality securities continued to be narrow. We remain steadfast in our belief that investors are not being adequately compensated for potential default risk. Consequently, the Portfolio continued to emphasize high-quality municipal bonds, such as AAA-rated prerefunded securities--bonds for which the issuer has floated a second bond offering and is holding assets to pay off the originally issued bond at the call date. As interest rates declined during the period, the Portfolio's housing bond holdings held back performance as the risk of prepayments in this sector rose, making these bonds less attractive.

  Going forward, if turmoil continues in Asia, threatening US growth, the Federal Reserve will most likely help drive rates lower. Despite the 30-year low in interest rates, investors might begin to reallocate their stock assets into the bond market based on this scenario. In our view, municipals are undervalued relative to US Treasuries based on their narrow yield spreads. Eventually, this yield relationship will widen, benefiting municipal bondholders.

PACE GLOBAL FIXED INCOME INVESTMENTS

  MANAGED BY ROGGE GLOBAL PARTNERS PLC, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN. THE PORTFOLIO INVESTS IN HIGH-GRADE FIXED INCOME SECURITIES ISSUED BY DOMESTIC AND FOREIGN GOVERNMENTS AND SUPRANATIONAL ENTITIES AND PRIVATE ISSUERS LOCATED OVERSEAS, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN FOUR AND EIGHT YEARS.

INVESTMENT PROCESS

  ROGGE GLOBAL PARTNERS BELIEVES THAT, OVER TIME, FINANCIALLY HEALTHY COUNTRIES PRODUCE THE HIGHEST BOND AND CURRENCY RETURNS. THEY USE A TOP-DOWN FUNDAMENTAL APPROACH TO IDENTIFY RELATIVE VALUE ACROSS COUNTRIES. RATINGS BASED ON THIS ANALYSIS ALLOW THEM TO FORECAST EXPECTED CHANGES IN INTEREST AND EXCHANGE RATES OVER A 12-MONTH HORIZON. AN OPTIMIZATION MODEL IS THEN USED AS A TOOL TO HELP DETERMINE COUNTRY/CURRENCY AND DURATION POSITIONS.

COMMENTS FROM ROGGE GLOBAL PARTNERS PLC

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's total return of 3.20% (excluding the PACE Program Fee) was essentially in line with the Salomon Brothers World Government Index (the "Index") return of 3.28%. The Portfolio's net assets as of January 31, 1998 had increased to $75.1 million.

  During this period, the Portfolio was helped by country selection and duration position. First, we were overweighted in two of the top performing countries, the US and UK, while we were underweighted in Japan, which performed poorly. However, we were disappointed by returns in Canada, where rate increases by the Bank of Canada caused Canadian Government issues to lag, and, therefore, our overweighted Canadian position had a moderately negative impact on the Portfolio. The second major source of added value was the Portfolio's longer-than-Index duration position maintained throughout the period (5.7 years for the Portfolio vs. 5.1 years for the Index as of January 31, 1998), which reflects our view that global inflation will remain subdued for some time to come. This disinflationary trend was strengthened by the Asian financial crisis.

  The Portfolio's overweight in yen, the Deutschemark and the Canadian dollar detracted from returns during the period as the US dollar strengthened in reaction to sustained global volatility, particularly in the Southeast Asian region.

  Looking forward, we believe that the worldwide disinflation scenario will continue to unfold. The Southeast Asian crisis is forecast to reduce world GDP by 1% or more which should, in turn, keep interest rates lower than they would otherwise have been in the US and Europe. In addition, we see global inflation held in check by increased global trade and competition for market share combined with responsible fiscal and monetary policy on the part of most nations. Therefore, those countries whose inflation expectations have been high, such as the US and UK, should produce the best returns as inflation forecasts are reduced. As the year progresses, we expect that clarification of the final details of European Economic and Monetary Union ("EMU"), scheduled to occur in 1999, will bring a strong bid to the central European markets. The Japanese bond market remains relatively unattractive to us since both nominal and real Japanese yields are at historic lows. In addition, we believe that there is a high probability of further Japanese government spending initiatives, which will mean more government borrowing, if not looser monetary policy.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

  MANAGED BY BRINSON PARTNERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND DIVIDEND INCOME. THE PORTFOLIO INVESTS IN EQUITY SECURITIES THAT, IN BRINSON'S OPINION, ARE UNDERVALUED. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

  BRINSON PARTNERS' PHILOSOPHY INCORPORATES BOTH TOP-DOWN AND BOTTOM-UP ELEMENTS. BRINSON PARTNERS LOOKS FOR UNDERVALUED ISSUES IN THE CONTEXT OF AN OVERALL MACROECONOMIC AND MARKET OUTLOOK. FUNDAMENTAL ANALYSIS IS CONDUCTED BY THE FIRM'S INDUSTRY ANALYSTS ON A UNIVERSE OF 700 STOCKS. THE RESULTS OF THEIR GROWTH AND CASH FLOW PROJECTIONS ARE INCORPORATED INTO A PROPRIETARY VALUATION MODEL. THIS MODEL AIDS IN THE CALCULATION AND RANKING OF SECURITIES. THESE QUANTITATIVE TOOLS, IN COMBINATION WITH THE JUDGMENT OF SENIOR INVESTMENT PROFESSIONALS, DETERMINE WHICH SECURITIES ARE INCLUDED IN THE PORTFOLIO.

COMMENTS FROM BRINSON PARTNERS, INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio returned -0.14% (exclusive of the PACE Program Fee), which significantly underperformed the Russell 1000 Value Index (the "Index") return of 5.32%. During this time period, the Portfolio's net assets grew to $215.1 million. It's top five sector allocations as of January 31, 1998 were heathcare (14.0% of the Portfolio), technology (9.7%), consumer non-durables (8.8%), services* (8.5%), and financial/non-banks (6.7%).

  Industry exposures within the Portfolio had a neutral effect on performance during this period. The Portfolio's overweight in healthcare and underweight in energy were the most positive contributors to performance. Energy stocks traded off significantly due to a severe decline in oil prices and, therefore, the Portfolio's energy sector underweight was beneficial to results. However, these positive results were mostly offset by the negative effects of the Portfolio's underweight in telephone utilities and overweight in railroads. The Portfolio's technology exposure was overall neutral to performance and select technology security results were mixed.

  In addition, the Portfolio was minimally weighted in the very large and very high quality issues that have come to dominate the market in recent years, and which performed strongly in the last three months of the calendar year. In reaction to the turmoil in Southeast Asia, the US stock market environment was strongly influenced by a "flight to quality" rationale on the part of investors. Thus the strongest relative performance was posted by the largest capitalization issues in the market. Our analysts recognize the strong products, capable managements and high worldwide market share positions that characterize most of these companies, and they have taken these factors into account in formulating their future estimates of profitability and growth. However, based on their work, not only did we find these stocks to be relatively overvalued throughout 1997, but they are currently at the highest level of overvaluation we have observed since the inception of our valuation methodology in 1981.

  The Portfolio experienced some stock specific weakness, particularly in the fourth quarter. Investors sold stocks with exposure to Southeast Asia, notably in October, such as Federal Express Corp. (transportation) (3.3% of the Portfolio's net assets as of January 31, 1998), Xerox Corp. (technology) (4.8%), Lockheed Martin Corp. (aerospace and defense) (4.3%) and Corning Inc. (capital/producer goods) (2.4%). We continue to hold these issues in the Portfolio because they are attractively priced relative to their intrinsic value, even with slower growth assumptions for Asia incorporated into our analysis. Additionally, First Data Corp. (services) (2.2%) and Seagate Technology Inc. (technology) (0.6%) were poor performers for the period. First Data Corp. rebounded in January and we continue to hold it in the Portfolio given the sound fundamentals of its core businesses and management's strategic plans. Stocks that did well during the period included the drug stocks (Schering-Plough Corp. (3.4%), Alza Corp. (1.0%), Allergan Inc. (1.0%), and Forest Labs Inc. (0.8%)), EMC Corp. (technology) (2.7%), and the regional banks (First Security Corp. (0.3%), Comerica (0.8%), and US Bancorp (1.9%)).

  Looking ahead, the Portfolio maintains an overweighted position in stock with traditional measures of value and an underweighted position in momentum stocks and securities with foreign earnings exposure. With respect to the latter, we believe currency effects will continue to impede earnings comparisons for many multinational companies. The Portfolio is underweighted in banks and thrifts and miscellaneous finance. We recently reduced our successful overweight in banks, reflecting our view that industry fundamentals seem to be deteriorating even for banks with limited emerging market exposure. We continue to maintain an underweight in telephone utilities where we believe that new technology and intensifying competition will pressure profitability. We also maintain an underweight in the largest capitalization securities that dominate the Index due to unattractive valuations. Our overweight in the healthcare sector reflects our view that healthcare is where revenue growth is likely to continue to be faster than the economy.

* Services include: computer services, data processing, financial and entertainment

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P., THE PORTFOLIO'S OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES OF COMPANIES THAT, IN ALLIANCE'S OPINION, ARE CHARACTERIZED BY AN EARNINGS GROWTH RATE FASTER THAN THAT OF THE AVERAGE GROWTH RATE OF THE COMPANIES INCLUDED IN THE S&P 500 INDEX. UNDER NORMAL CONDITIONS, AT LEAST 65% OF TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER AT THE TIME OF PURCHASE.

INVESTMENT PROCESS

  ALLIANCE CAPITAL MANAGEMENT L.P. FOLLOWS ITS DISCIPLINED GROWTH STRATEGY IN MANAGING THE PORTFOLIO, WHICH IS BASED ON ALLIANCE'S QUANTITATIVE SCORING SYSTEM FOR STOCK SELECTION. EACH STOCK IN ALLIANCE'S RESEARCH UNIVERSE IS RANKED BASED ON RESEARCH ANALYSTS' INVESTMENT OPINION AND SIX MEASURES OF FUNDAMENTAL EARNINGS GROWTH AND VALUATION. THE PORTFOLIO IS NORMALLY CONCENTRATED IN THE TOP 30% OF THE RESEARCH UNIVERSE AS RANKED BY THIS STOCK SELECTION PROCESS. THIS PROCESS SEEKS TO IDENTIFY THE BEST COMBINATION OF STRONG RELATIVE EARNINGS GROWTH AND REASONABLE VALUATION.

COMMENTS FROM ALLIANCE CAPITAL MANAGEMENT L.P.

  For the time period covered by the report--August 1, 1997 through January 31, 1998--the Portfolio returned 2.15% (exclusive of the PACE Program Fee), underperforming the Russell 1000 Growth Index return of 3.28%. On November 10, 1997, Alliance Capital Management L.P. assumed management of the Portfolio, replacing Chancellor LGT Asset Management, Inc. In the first two complete months that Alliance Capital Management has managed the Portfolio (December 1, 1997 through January 31, 1998), the Portfolio returned 4.71% (exclusive of the PACE Program Fee), outperforming the Russell 1000 Growth Index return of 4.14%. As of January 31, 1998, the Portfolio's net assets had increased to $199.3 million, and its top five sector allocations were in technology (20.0% of the Portfolio), finance (16.0%), consumer staples (15.6%), healthcare (14.3%), and consumer services (12.6%).

  In the first several days after Alliance Capital Management assumed responsibility, approximately 60% of the Portfolio was sold and reinvested to align it with Alliance's Disciplined Growth Strategy. As is indicated in the preceding paragraph, approximately two-thirds of the Portfolio is invested in technology, finance, consumer staples and healthcare. During December 1997 and January 1998, healthcare was the best performing sector, most likely reflecting investors' desire for earnings visibility during the uncertainty created by the Asian disruption. In addition, investors' concerns regarding the impact of Asian events on multinational companies adversely impacted technology, consumer staples, and finance. The Portfolio, however, held meaningful positions in several companies within these lagging sectors which, in fact, outperformed the Russell 1000 Growth Index for the period, specifically Cisco Systems, Inc. (4.3% of the Portfolio's net assets as of January 31, 1998), Dell Computer Corp. (2.1%) and Solectron Corp. (2.9%) in the technology sector, Colgate-Palmolive Co. (2.3%) and Kroger Co. (2.0%) in consumer staples, and American International Group Inc. (2.0%) and MBNA Corp. (2.1%) in the financial services sector. Additional strong performers were Tyco International Ltd. (3.2%), Walt Disney Co. (2.4%), Lucent Technologies Inc. (2.2%), Worldcom Inc. (2.4%) and Sealed Air Corp. (1.6%). The market continued to rotate vigorously and, after dramatic underperformance in December, technology recovered strongly in January.

  Going forward, our outlook for the US economy is constructive. We believe the rate of GDP growth in 1998 will slow to 2.5% or less, reflecting slower consumer spending and sluggish exports. This outlook is reinforced by the collapse of several emerging Asian markets. Inflation is remarkably low. The core PPI (Producer Price Index, used to measure prices at the producer level) data showed the weakest results on record: down 0.1% for the month of December 1997 (vs. the month of November) and up only 0.1% versus December of 1996. Interest rates are likely to benefit from slow growth and low inflation as well as from increased demand for US Treasury securities resulting from chaos in Southeast Asia.

  With regard to events in Asia, the impact of these developments on the US economy and on corporations probably will not be understood for several quarters. Although Asian trade is a small percentage of our global exports, the strong US dollar will impede export growth to all world markets. The implications for US corporate profits will vary by company, certainly, but realistically we must expect virtually no pricing power and, therefore, slower revenue and profit growth. These observations suggest a slowdown in capital spending both domestically and abroad. Despite this sobering list of concerns, we believe the globalization and deregulation of industries and markets remain intact. This secular trend offers exceptional opportunities for multinational companies which are financially strong and competitively positioned. In that regard, US companies stand out as global leaders, able to capitalize on such opportunities.

  This year will be challenging, but we believe strong companies will be even stronger competitively at year end. While earnings growth will likely become more challenging, valuation levels appear reasonable in the context of current interest rate levels and historical precedent. Our investment strategy remains focused on individual stock selection, seeking to build a portfolio of well-managed companies with superior growth prospects in their respective markets, and trading at modest relative valuation premiums to the overall market. We will amend individual holdings as fundamentals demand. Thus far, there has been little change in Portfolio holdings since our initial investment positioning in November.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

  MANAGED BY BRANDYWINE ASSET MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES THAT, IN BRANDYWINE'S OPINION, ARE UNDERVALUED OR OVERLOOKED IN THE MARKETPLACE AT THE TIME OF PURCHASE, WHICH GENERALLY HAVE BELOW-MARKET AVERAGE PRICE-TO-EARNINGS RATIOS. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

  BRANDYWINE FIRST NARROWS THE SMALL COMPANY UNIVERSE TO APPROXIMATELY 650 SMALL CAPITALIZATION VALUE STOCKS THROUGH THE USE OF THREE QUANTITATIVE SCREENING
CRITERIA: POSITIVE TRAILING 12-MONTH OPERATING EARNINGS; THE LOWEST PRICE-TO-EARNINGS QUARTILE BASED ON THE TRAILING 12-MONTH OPERATING EARNINGS; AND MARKET CAP GREATER THAN $10 MILLION BUT LOWER THAN MEDIAN CAPITALIZATION OF THE NEW YORK STOCK EXCHANGE. A FUNDAMENTAL REVIEW OF EACH STOCK FURTHER NARROWS THE LIST BY EXCLUDING STOCKS FOR THE FOLLOWING: ADJUSTMENTS TO EARNINGS THAT ELIMINATE NON-OPERATING GAINS, THUS RAISING THE STOCK'S PRICE-TO-EARNINGS RATIO ABOVE THE LOWER QUARTILE; PRE-ANNOUNCED SIGNIFICANT EARNINGS CHANGES, WHICH WHEN FORMALLY REPORTED WILL RAISE THE STOCK'S PRICE-TO-EARNINGS RATIO; STRONG RECENT PRICE GAINS; OR SEVERE OR SUDDEN FUNDAMENTAL DETERIORATION.

COMMENTS FROM BRANDYWINE ASSET MANAGEMENT, INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's 9.31% return (exclusive of the PACE Program Fee) outperformed the Russell 2500 Value Index (the "Index") return of 7.77%. As of January 31, 1998, the Portfolio's net assets had increased to $170.8 million. The top five sector allocations as of January 31, 1998 were in consumer cyclicals (27.5% of the Portfolio), financials (23.4%), basic materials (15.0%), capital goods (10.0%), and utilities (9.8%).

  Small caps outperformed large caps by a wide margin in the first half of the period. The largest of the S&P 500 Index stocks had led the market the last three years and had achieved high valuations on expectations that the companies would continue to deliver consistent growth. However, in August, several of these companies pre-announced that earnings would be below expectations. Meanwhile, fundamentals for the small caps generally remained solid. Therefore, small cap stocks did well in August and September as investors shifted assets from large caps into small caps. However, as the Asian economic problems intensified later in the year, investor focus once again swung toward large cap stocks. These stocks benefited from investors' belief that large cap stocks could provide stable earnings in troubled times, and from the shift of assets out of Asia and developing countries into the most liquid US stocks.

  The Portfolio's strong performance versus the Index during this period is attributable to the returns in several sectors. Financials have been among the strongest performers throughout the year. Despite select sales in this sector as certain stocks reached our sell targets, we still retained significant weighting in the group. In mid-1997, we began reducing our technology exposure following strong performance in these holdings in late 1996 and early 1997. As the Asian economic crisis negatively impacted technology stocks, our low weighting versus the Index helped the Portfolio's defensive behavior in a volatile market. Also, since we had eliminated those technology stocks that had moved up the most and achieved the highest valuations, our technology holdings fell less than did those in the Index. Utilities are the third group that significantly benefited the Portfolio's relative performance. Utilities had continually lagged the market earlier in 1997 and had become increasingly undervalued. We steadily increased our holdings in this sector through the prior few quarters. These stocks performed extremely well during the violent market downdrafts in the period and rallied strongly late in 1997 as interest rates fell below 6.0%.

  Within the Portfolio, we have significantly reduced our financial holdings, as many of these stocks have significantly increased in valuation. Intense consolidation in the banking, brokerage, and insurance fields coupled with the decline in Treasury yields led to strong returns in this sector. We have also decreased our holdings of utility stocks since they have also increased in valuation due to the decline in interest rates. In terms of the technology sector, although many of these stocks have had their prices hit hard stemming from events in Asia, we have cautiously added to our technology weighting. Our caution stems from the fact that many of these companies are experiencing sharp profit declines. We have begun making additions to the Portfolio in the consumer non-durable area, such as restaurants, and the retail segment as these stocks have lagged the market.

  Our economic outlook continues to anticipate stable growth and low inflation. While this provides a positive environment for equities, many larger-cap securities are already priced at levels that include very high expectations. Small stocks, particularly in the value portion of the market, have more reasonable valuations. In addition, smaller companies generally face less exposure to economic influences outside the US. Thus, smaller stocks should perform well in this period of international turmoil, as larger companies are impacted by problems in Asia and other parts of the world.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

  MANAGED BY DELAWARE MANAGEMENT COMPANY, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS PRIMARILY IN THE COMMON STOCK OF "EMERGING GROWTH" COMPANIES, COMPANIES CHARACTERIZED BY ABOVE-AVERAGE GROWTH OF EARNINGS RATES. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCK OF ISSUERS WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

  DELAWARE MANAGEMENT COMPANY, INC. LOOKS FOR COMPANIES EXHIBITING ANNUAL EARNINGS GROWTH OF 25% OR MORE BUT PRICED AT A MODEST PREMIUM TO THE S&P'S MULTIPLE. OTHER IMPORTANT FACTORS IN THE INVESTMENT PROCESS INCLUDE FREE CASH FLOW, STRONG MANAGEMENT WITH INSIDER OWNERSHIP, AND POTENTIAL FOR EARNINGS SURPRISES. COMPANIES ARE IDENTIFIED USING IN-DEPTH FUNDAMENTAL, BOTTOM-UP ANALYSIS.

COMMENTS FROM DELAWARE MANAGEMENT COMPANY, INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's total return was 5.46% (exclusive of the PACE Program
Fee), which significantly outperformed the Russell 2500 Growth Index return of -0.42%. As of January 31, 1998, the Portfolio's net assets had increased to $160.3 million. The top five sectors as of January 31, 1998 were technology--hardware/software (24.8% of the Portfolio), consumer services (13.1%), consumer non-durables (10.8%), business services (10.6%) and healthcare (7.7%).

  The reporting period exhibited a significant amount of volatility only to see stocks end the period virtually unchanged. Financial services and business services were exceptionally strong, while energy, technology and healthcare all showed substantial weakness. Consumer stocks were alternately weak and strong and, like the overall market, finished relatively unchanged. The Portfolio benefited from overweightings in financials and business services and an underweighting in energy. Despite an overweighting in technology, Portfolio selections such as Platinum Technology Inc. (2.9% of the Portfolio's net assets as of January 31, 1998) and EMC Corp. (2.5%) mitigated the overall sector downturn. Other strong picks included Chancellor Media Corp. (2.3%), Linens 'N Things Inc. (1.5%), Cendant Corp. (3.0%) and Gemstar Group Ltd. (1.8%). Overall, good sector weightings and strong stock selection by the investment team led to a significant outperformance of over 550 basis points relative to our benchmark, the Russell 2500 Growth Index.

  We continue to favor the service sectors and select technology industries. We have increased our holdings in financial stocks, while healthcare is a smaller portion of the Portfolio than at the beginning of the year. We continue to emphasize quality companies with strong fundamentals, solid business plans, and good market presence while we cull those companies we believe may miss earnings expectations.

  As a disciplined small cap growth manager we only buy stocks that have, in our opinion, substantially above average growth expectations. We define growth companies as those with sustainable high positive changes in sales, profitability and earnings growth. In this attractive landscape for earnings estimates growth, we are searching for small-cap companies that are selling at discounts to our projected earnings growth, have a solid market position within their industry, and have investor friendly managements with a demonstrated ability to add value through sales/earnings growth and accretive acquisitions.

  Against the strong 1997 economic backdrop, our economic outlook calls for a continuation of the modest growth, benign inflation and low interest rate environment, which has prevailed for some time. We believe the small/mid cap segment of the market is attractive relative to larger capitalization issues from an earnings growth, valuation, and foreign exposure perspective. While the equity markets seems richly-valued, the absence of inflationary pressure and favorable interest rate environment provide the underpinnings for a continued positive market.

PACE INTERNATIONAL EQUITY INVESTMENTS

  MANAGED BY MARTIN CURRIE INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THREE OR MORE COUNTRIES OUTSIDE THE US. UP TO 10% OF THE PORTFOLIO'S TOTAL ASSETS MAY BE INVESTED IN EMERGING MARKETS.

INVESTMENT PROCESS

  MARTIN CURRIE LOOKS FOR COMPANIES THAT EXHIBIT STRONG FUNDAMENTALS AND ATTRACTIVE VALUATIONS BASED ON ESTIMATES OF FUTURE EARNINGS. COUNTRY ALLOCATION DECISIONS ARE BASED ON CRITERIA THAT INCLUDE ECONOMIC AND POLITICAL STABILITY, THE BREADTH AND LIQUIDITY OF THE MARKET, THE NATURE OF THE LOCAL INVESTOR, CURRENCY OUTLOOK, SETTLEMENT SYSTEM, AND VALUATION. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO'S FOREIGN CURRENCY EXPOSURE MAY BE HEDGED BACK TO THE US DOLLAR.

COMMENTS FROM MARTIN CURRIE INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio's return of -4.54% (exclusive of the PACE Program Fee) outperformed the Morgan Stanley Capital International's Europe, Australia, and Far East (MSCI EAFE) Index return of -5.82%. As of January 31, 1998, the Portfolio's net assets had grown to $125.2 million. The top five country allocations as of January 31, 1998 were the UK (24.0% of the Portfolio's net assets), Japan (14.7%), Germany (11.7%), France (8.9%) and Switzerland (6.9%). The top five sector allocations as of January 31, 1998 were in consumer goods and services (35.9% of the Portfolio), finance/insurance/real estate (26.2%), capital goods (17.6%), basic industries (11.3%) and utilities (9.0%).

  Over the six months ended January 31,1998, international markets were severely affected by the collapse of Asia and the weakness of the Japanese market and currency. Only the UK and European markets bucked the trend, supported by firm bond markets and good liquidity. Heavy positions in the UK and Europe, and good stock selection against a weak Japanese index, have ensured that the Portfolio has remained ahead of the MSCI EAFE Index.

  Within the UK, institutional liquidity, corporate activity and improving bond yields took UK equities higher. Sectors that performed well were financials, pharmaceuticals and consumer stocks. National Westminister (1.3% of the Portfolio's net assets as of January 31, 1998), Glaxo Wellcome PLC (1.7%), Granada Group PLC (1.1%) and Unilever PLC (1.1%) moved ahead strongly. The strength of the UK currency (sterling) has continued to hold back export stocks such as GKN PLC (1.2%). While some earnings forecasts have been reduced, the market has been supported by the prospect of lower bond yields on European Economic and Monetary Union (the "EMU") convergence.

  Consolidation in the financial sector, and among certain retailers, has continued to drive other European markets. Investors' concern about the impact of Asia's economic crisis has been limited to specific companies, and European bond markets have generally been supportive. The Portfolio's exposure to the region has risen, and we have been playing restructuring themes through financial stocks such as Allianz AG (Germany) (1.8%). Economically sensitive stocks, such as Schneider (France), were sold.

  The Japanese stock market and currency fell sharply as GDP forecasts were continually reduced in the face of the Asian turmoil. The crisis in Korea and collapse of the financial sector saw the Japanese market threatening to reach new lows in January 1998. The Portfolio was protected from the worst of the market decline by favoring large Japanese export stocks. Indications that the crisis is being tackled, and that the government will support the financial sector and depositors, fueled a substantial rally toward the end of the semiannual period. Corporate buybacks, and other shareholder friendly measures, which are likely later in the spring, may take the Japanese equity market higher.

  The Portfolio's Asian weighting was substantially reduced ahead of further currency and market weakness. The Portfolio's exposure was very defensive, having no investments in Thailand, Malaysia or Korea. We had reduced the Hong Kong exposure in October 1997, ahead of a further correction. The Portfolio holds Australian and Indian securities, which proved resilient.

  We have continued to reduce the Portfolio's Latin American exposure. The region is heavily owned by foreign investors who have regarded it as an alternative to Asia, although markets have fallen sharply there. We have reduced exposure to Mexico, Chile and Venezuela.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENT

  MANAGED BY SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS, UNDER NORMAL CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF ISSUERS DOMICILED IN THREE OR MORE EMERGING MARKET COUNTRIES IN REGIONS SUCH AS SOUTHEAST ASIA, LATIN AMERICA, AND EASTERN AND SOUTHERN EUROPE.

INVESTMENT PROCESS

  SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCHRODER") UTILIZES AN EXTENSIVE NETWORK OF REGIONAL SPECIALISTS AND ANALYSTS IN 12 EMERGING MARKET COUNTRIES. THIS LOCAL PRESENCE SUPPORTS AN INTENSIVE COMPANY RESEARCH PROGRAM THAT IS ESSENTIAL IN EMERGING MARKETS. THE PROPRIETARY RESEARCH COMPILED IS THEN USED TO IDENTIFY COMPANIES WHOSE CHARACTERISTICS FALL WITHIN SCHRODER'S CRITERIA, INCLUDING PROFESSIONAL MANAGEMENT, SUSTAINABLE EARNINGS GROWTH AND CREDIBLE ACCOUNTING STANDARDS.

COMMENTS FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

  For the time period covered by this report--August 1, 1997 through January 31, 1998--the Portfolio returned -26.43% (exclusive of the PACE Program Fee), which outperformed the MSCI Emerging Markets Free Index (the "Index") return of -32.34%. As of January 31, 1998, the Portfolio's net assets were $52.5 million. At the same date, the Portfolio's regional exposure in Latin America (36.8% of the Portfolio's net assets) and Asia (23.2%) was reduced, and its exposure in Europe (14.8%), Africa (8.6%) and the Middle East (3.9%) was increased. The top five country allocations as of January 31, 1998 were Brazil (13.5% of the Portfolio's net assets), Mexico (12.7%), South Africa (7.9%), India (7.7%) and Taiwan (5.2%). The top five sector allocations as of January 31, 1998 were in telecommunications (12.7% of the Portfolio), electricity (6.7%), banks/retail (5.0%), food services (4.1%), and oil exploration/production (4.1%).

  Global emerging markets suffered a reversal of fortune during the period as the Southeast Asian crisis shattered investors' confidence. The Portfolio's outperformance relative to the Index was primarily due to positive contributions from both asset allocation and stock selection. In addition, the Portfolio's cash position was increased during the period due to increased market volatility. In Asia, the Portfolio's underweighted positions in Indonesia and Taiwan were positive contributors to performance but this was offset by overweighted positions in China, Korea and the Philippines. The Portfolio was underweighted in Latin America, which hurt performance as the region outperformed. Within Europe and Africa, the Portfolio's overweighted position in Portugal and underweighted position in Russia were positive for performance. Stock selection was also a positive, with securities in Taiwan, Indonesia, Chile and Poland performing well and more than offsetting poor performance of individual securities in Korea, Brazil and Mexico.

  During the semiannual period, the devaluation of the Thai baht spilled over into Indonesia, Malaysia and the Philippines. This currency weakness had an immediate impact on the Asian region's corporate earnings outlook, and forced interest rates up dramatically. Subsequently, the Korean won came under severe pressure and declined over 50% against the US dollar. The political response from the Asian governments dictated the reaction of the markets toward the end of the reporting period. Following the Presidential elections, Korea announced a package of financial reforms and was able to convert up to $24 billion of short-term loans into 1-3 year credits. This was greeted enthusiastically by investors and the currency and equity markets both rebounded in January. The Thai government removed foreign exchange controls, which had been introduced during the crisis in mid-1997, and the baht strengthened in response. Indonesia, however, continues to suffer due to the reactionary stance of President Suharto and the rupiah remained weak in the new year, although it is now well off its dramatic lows. The Portfolio's underweighted position in Indonesia and the decision to be underweighted in the country's banking sector contributed positively to the Portfolio's performance.

  Latin America suffered as a result of the Asian crisis and weaker commodity prices. The region, as a whole, experienced higher interest rates and a lowering of growth expectations. Mexico performed well in the first half of the period, but currency weakness, due to poor trade deficit figures in December and the subsequent fiscal tightening by the government, worried investors. In October, the Brazilian government responded firmly to the Asian crisis by immediately raising interest rates and announcing a strict package of fiscal tightening and structural reforms. Consequently, the Brazilian market has begun to recover and the Portfolio continues to invest in the country's privatization program. Argentina outperformed over the period as the economy remained on course despite the global turmoil. Although Argentina's trade deficit increased over the period, GDP growth should remain strong. The commodity-driven markets of Chile and Peru were particularly weak over the period as prices of the key commodities, such as oil and copper, were hit by the lack of demand from Asia.

  Eastern Europe outperformed the other emerging market regions since the Asian contagion did not affect investor confidence as much. Russia, in which the Portfolio is underweighted, was the notable exception. Russian interest rates were raised to protect the currency and, consequently, the market underperformed the Index. The Portfolio's two overweighted positions in Eastern Europe, Hungary and Poland, both performed strongly as investors sought safe havens. Following strong relative performance, the Portfolio's overweighted position in Portugal was reduced. South Africa performed well at the end of the period as inflation fell to a thirty-year low and the bond market rallied. Although still underweighted, our increased position in South Africa is designed to capture the market re-rating as interest rates fall.

  The key decision going forward remains when to rebuild the Portfolio's holdings in the depressed Southeast Asian markets. News across the region should start to improve with current accounts turning around rapidly and currencies strengthening. This should allow interest rates to fall and economies to recover. The Portfolio's underweighted position in Latin America will be maintained with Mexico and Brazil the favored markets. Within Europe, the Middle East and Africa ("EMEA"), the Portfolio will remain overweighted in Hungary and Poland, which continue to have sound economic fundamentals. The Portfolio's underweighted position in Russia will remain until there is a distinct change in direction for the economy and shareholder rights.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--1.42%
  $ 100   Federal Home Loan Bank.............................      08/04/98            5.860     % $       100,000
    200   Student Loan Marketing Association*................      02/03/98            5.469             200,000
                                                                                                 ------------------
Total U.S. Government and Agency Obligations
  (cost--$300,000)...........................................                                            300,000
                                                                                                 ------------------

BANK NOTES--8.02%
DOMESTIC--8.02%
    100   Bank America National Trust & Savings
            Association......................................      05/05/98            6.150             100,000
                                                                03/25/98 to
    400   FCC National Bank..................................      01/07/99      5.700 to 6.000          399,919
    400   FCC National Bank*.................................      02/02/98            5.610             399,905
    200   Greenwood Trust Co. ...............................      02/25/98            5.510             200,000
    200   Huntington Bancshares Inc..........................      10/02/98            5.870             199,955
    400   PNC Bank N.A.*.....................................      02/02/98            5.600             399,827
                                                                                                 ------------------
Total Bank Notes (cost--$1,699,606)..........................                                          1,699,606
                                                                                                 ------------------

CERTIFICATES OF DEPOSIT--21.93%
DOMESTIC--6.59%
    695   American Express Centurion Bank....................      02/23/98            5.500             695,000
    300   Bankers Trust New York Corp.*......................      02/02/98            5.680             299,945
                                                                04/30/98 to
    400   Bankers Trust New York Corp........................      06/02/98      6.160 to 6.280          399,993
                                                                                                 ------------------
                                                                                                       1,394,938
                                                                                                 ------------------
YANKEE--15.34%
    200   Bayerische Vereinsbank.............................      10/06/98            5.710             199,700
    250   Canadian Imperial Holdings Inc.....................      02/27/98            5.760             249,984
    300   Credit Agricole Indosuez...........................      09/30/98            5.830             299,886
    500   Credit Suisse First Boston*........................      02/03/98            5.729             500,000
    200   Creditanstalt Bankverein...........................      06/04/98            6.080             200,046
    200   National Bank of Canada............................      11/19/98            5.920             200,014
    200   National Westminster Bancorp Inc...................      07/30/98            5.790             199,991
                                                                03/10/98 to
    400   Royal Bank of Canada...............................      10/01/98      5.800 to 5.875          399,911
                                                                04/15/98 to
    800   Societe Generale...................................      12/17/98      5.850 to 6.350          799,831
    200   Suntrust Bank......................................      07/14/98            5.830             199,944
                                                                                                 ------------------
                                                                                                       3,249,307
                                                                                                 ------------------
Total Certificates of Deposit (cost--$4,644,245).............                                          4,644,245
                                                                                                 ------------------

COMMERCIAL PAPER@--55.04%
ASSET-BACKED--10.91%
    500   Eiger Capital Corp. ...............................      02/20/98            5.840             498,459
    800   Enterprise Funding Corp. ..........................      03/04/98            5.520             796,197
    500   Falcon Asset Securitization Corp. .................      02/20/98            5.800             498,469
    518   Triple-A One Funding Corp. ........................      02/05/98            5.600             517,678
                                                                                                 ------------------
                                                                                                       2,310,803
                                                                                                 ------------------
AUTO & TRUCK--3.91%
                                                                02/02/98 to
    828   General Motors Acceptance Corp. ...................      02/03/98      5.530 to 5.640          827,780
                                                                                                 ------------------
BANKING--11.30%
    100   Bankers Trust New York Corp. ......................      03/30/98            5.580              99,117
    700   BBL North America Inc. ............................      02/06/98            5.480             699,467
    400   BCI Funding Corp. .................................      03/09/98            5.600             397,760
    300   Cregem North America Inc. .........................      04/06/98            5.550             297,040
    400   Den Danske Corp. ..................................      02/13/98            5.490             399,268
    500   San Paolo U.S. Financial Co. ......................      02/02/98            5.600             499,922
                                                                                                 ------------------
                                                                                                       2,392,574
                                                                                                 ------------------
BROKER-DEALER--6.96%
    500   Goldman Sachs Group L.P. ..........................      09/25/98            5.580             481,710
    200   Lehman Brothers Holdings Inc. .....................      02/11/98            5.580             199,690

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------

COMMERCIAL PAPER@--(CONCLUDED)
BROKER-DEALER--(CONCLUDED)

  $ 400   Merrill Lynch & Co. Inc. ..........................      05/15/98            5.350     % $       393,877
    400   Morgan Stanley, Dean Witter, Discover Co. .........      02/12/98            5.520             399,326
                                                                                                 ------------------
                                                                                                       1,474,603
                                                                                                 ------------------
ENERGY--1.89%
    400   Koch Industries....................................      02/02/98            5.650             399,937
                                                                                                 ------------------
FINANCE-CONDUIT--7.60%
    720   Compagnie Bancaire.................................      03/18/98            5.650             714,915
    100   MetLife Funding Inc. ..............................      03/20/98            5.450              99,289
    300   Svenska Handelsbanken Inc. ........................      06/03/98            5.560             294,347
    500   UBS Finance (DE) Inc. .............................      02/02/98            5.630             499,922
                                                                                                 ------------------
                                                                                                       1,608,473
                                                                                                 ------------------
FINANCE-INDEPENDENT--2.32%
    500   National Rural Utilities Cooperative Finance
            Corp. ...........................................      05/15/98            5.570             492,032
                                                                                                 ------------------
INSURANCE/PROPERTY & CASUALTY--2.19%
    465   A.I. Credit Corp. .................................      02/09/98            5.480             464,434
                                                                                                 ------------------
MANUFACTURING/DIVERSIFIED--3.24%
    685   Allied Signal Inc. ................................      02/02/98            5.550             684,894
                                                                                                 ------------------
RETAIL (MERCHANDISE)--2.36%
    500   Sears Roebuck Acceptance Corp. ....................      02/09/98            5.570             499,381
                                                                                                 ------------------
TELECOMMUNICATIONS--2.36%
    500   Lucent Technology Inc. ............................      02/02/98            5.450             499,924
                                                                                                 ------------------
Total Commercial Paper (cost--$11,654,835)...................                                         11,654,835
                                                                                                 ------------------

SHORT-TERM CORPORATE OBLIGATIONS--12.98%
BROKER-DEALER--9.21%
    150   Bear Stearns Co. Inc. .............................      06/22/98            6.000             150,000
                                                                02/03/98 to
    600   Bear Stearns Co. Inc.*.............................      02/20/98      5.539 to 5.609          600,000
    400   Lehman Brothers Holdings Inc.* ....................      02/02/98            5.720             400,000
    200   Merrill Lynch & Co. Inc.*..........................      02/03/98          5.680               200,000
    200   Merrill Lynch & Co. Inc............................      10/09/98            5.960             200,000
    200   Morgan Stanley Dean Witter*........................      02/02/98            5.790             200,000
    200   Morgan Stanley Group Inc.*.........................      02/13/98            5.825             200,000
                                                                                                 ------------------
                                                                                                       1,950,000
                                                                                                 ------------------
COMPUTERS--2.83%
                                                                02/03/98 to
    600   IBM Credit Corp.* .................................      03/19/98      5.756 to 5.809          599,853
                                                                                                 ------------------
FINANCE-SUBSIDIARY--0.94%
    200   Deutsche Bank Financial Inc. ......................      11/17/98            5.920             200,000
                                                                                                 ------------------
                                                                                                       2,749,853
Total Short-Term Corporate Obligations (cost--$2,749,853)....
                                                                                                 ------------------
                                                                                                      21,048,539
Total Investments (cost--$21,048,539)--99.39%................
                                                                                                         128,185
Other assets in excess of liabilities--0.61%.................
                                                                                                 ------------------
Net Assets--100.00%..........................................                                    $    21,176,724
                                                                                                 ------------------
                                                                                                 ------------------

-----------------

*          Variable rate security--Maturity dates reflects earlier of reset date or maturity date. The interest rates shown are current rates as of January 31, 1998 and reset periodically.
@          Interest rates shown are discounted rates at date of purchase.

                       Weighted average maturity--73 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--37.63%
                                                                 1/20/18 to
 $15,556  GNMA II ARM........................................      10/20/27     5.500 to 7.375%  $     15,890,400
  30,600  GNMA TBA...........................................        TBA         7.500 to 8.000        31,620,480
                                                                08/15/21 to
     404  GNMA...............................................      09/15/23          7.500                415,815
    1500  GNMA FHA Construction Loan.........................      09/17/37          7.470              1,515,210
                                                                                                 ------------------
Total Government National Mortgage Association Certificates
  (cost--$49,258,237)........................................                                          49,441,905
                                                                                                 ------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--16.45%
   1,377  FHLMC..............................................      04/01/04            8.500            1,411,010
  17,000  FHLMC TBA..........................................        TBA               8.000           17,576,406
   2,574  FHMLC..............................................      07/01/01            7.500            2,625,954
                                                                                                 ------------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$21,614,343)........................................                                          21,613,370
                                                                                                 ------------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--5.58%
                                                                05/01/16 to
   7,133  FHA Project Notes (cost--$7,126,164)...............      02/01/29      6.900 to 7.880         7,331,940
                                                                                                 ------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.72%
   4,403  FNMA...............................................      06/01/01            7.500            4,492,871
   3,000  FNMA TBA...........................................        TBA               6.199            3,020,625
                                                                                                 ------------------
Total Federal National Mortgage Association Certificates
  (cost--$7,514,433).........................................                                           7,513,496
                                                                                                 ------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--56.45%
   2,675  FHLMC GNMA REMIC Series 21, Class C................      12/25/11            5.150            2,662,935
     115  FHLMC GNMA REMIC Series 23, Class KZ...............      11/25/23            6.500              109,635
      81  FHLMC REMIC Series 80, Class E.....................      06/15/19            8.600               80,568
     650  FHLMC REMIC Series 159, Class H....................      09/15/21            4.500              597,669
   3,173  FHLMC REMIC Series 1198, Class G...................      07/15/05            6.750            3,187,167
   1,770  FHLMC REMIC Series 1265, Class F...................      10/15/17            7.000            1,770,544
     316  FHLMC REMIC Series 1347, Class HC..................      12/15/21            4.250              284,299
     425  FHLMC REMIC Series 1384, Class B...................      11/15/20            7.000              427,724
     937  FHLMC REMIC Series 1386, Class B...................      12/15/05            6.000              936,137
   2,061  FHLMC REMIC Series 1443, Class E...................      05/15/18            6.000            2,062,868
   3,500  FHLMC REMIC Series 1484, Class E...................      03/15/17            6.000            3,502,870
   1,993  FHLMC REMIC Series 1489, Class F...................      07/15/05            5.500            1,987,095
   1,000  FHLMC REMIC Series 1491, Class E...................      02/15/17            5.000              990,220
   1,000  FHLMC REMIC Series 1500, Class E...................      08/15/16            6.000            1,001,560
     556  FHLMC REMIC Series 1502, Class PXZ.................      04/15/23            7.000              565,601
     503  FHLMC REMIC Series 1534, Class Z...................      06/15/23            5.000              389,495
   1,369  FHLMC REMIC Series 1542, Class Z...................      07/15/23            7.000            1,368,201
     150  FHLMC REMIC Series 1573, Class PZ..................      09/15/23            7.000              152,333
     234  FHLMC REMIC Series 1576, Class PD..................      09/15/02            5.500              233,194
   4,508  FHLMC REMIC Series 1590, Class D...................      06/15/13            5.500            4,498,859
   2,034  FHLMC REMIC Series 1595, Class A...................      06/15/11            5.600            2,021,592
     607  FHLMC REMIC Series 1602, Class PD..................      01/15/15            5.200              604,816
   2,628  FHLMC REMIC Series 1606, Class D...................      08/15/04            5.250            2,621,293
     851  FHLMC REMIC Series 1628, Class KZ..................      12/15/23            6.250              829,718
     450  FHLMC REMIC Series 1629, Class D...................      10/15/12            5.400              448,799
   1,000  FHLMC REMIC Series 1638, Class BC..................      09/15/15            5.250              996,850
     761  FHLMC REMIC Series 1640, Class F ARM...............      10/15/07            6.025              762,676
     126  FHLMC REMIC Series 1658, Class GZ..................      01/15/24            7.000              124,260
     500  FHLMC REMIC Series 1693, Class D...................      12/15/04            5.350              498,555
     850  FHLMC REMIC Series 1694, Class Z...................      03/15/24            6.500              809,771

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $ 1,284  FHLMC REMIC Series 1708, Class A...................      04/15/06            6.000     % $      1,287,690
      89  FHLMC REMIC Series 1775, Class Z...................      03/15/25            8.500              104,784
     993  FHLMC REMIC Series 1779, Class H...................      01/15/00            8.500            1,013,361
   3,085  FHLMC REMIC Series 1869, Class J...................      12/15/24            8.000            3,268,252
   2,791  FHLMC REMIC Series 1927, Class PA..................      11/15/04            6.500            2,790,295
   1,062  FHLMC REMIC Series 1933, Class ZA..................      02/15/27            8.000            1,150,868
   1,665  FHLMC Series 1958, Class A.........................      08/15/26            8.125            1,676,414
     157  FNMA REMIC Trust 1990-76, Class E..................      02/25/19            7.000              157,264
      79  FNMA REMIC Trust 1992-74, Class Z..................      05/25/22            8.000               84,876
     165  FNMA REMIC Trust 1992-129, Class L.................      07/25/22            6.000              156,214
     248  FNMA REMIC Trust 1992-201, Class A.................      12/25/19            6.250              247,926
     975  FNMA REMIC Trust 1992-216, Class E.................      03/25/13            7.000              981,443
   1,051  FNMA REMIC Trust 1993-37, Class PXZ................      03/25/23            7.000            1,028,590
     914  FNMA REMIC Trust 1993-38, Class G..................      01/25/15            5.000              909,546
     101  FNMA REMIC Trust 1993-52, Class D..................      12/25/02            5.500              100,850
   1,500  FNMA REMIC Trust 1993-53, Class E..................      04/25/17            5.750            1,493,443
     339  FNMA REMIC Trust 1993-59, Class D..................      11/25/03            5.000              337,354
     250  FNMA REMIC Trust 1993-162, Class C.................      08/25/23            3.000              240,438
     553  FNMA REMIC Trust 1993-168, Class PD................      07/25/14            5.600              550,712
   1,099  FNMA REMIC Trust 1993-171, Class C.................      08/25/11            5.600            1,095,707
   2,875  FNMA REMIC Trust 1993-188, Class X-188A-E..........      07/25/03            5.400            2,864,830
     774  FNMA REMIC Trust 1993-192, Class C.................      01/25/04            5.750              771,770
   1,250  FNMA REMIC Trust 1993-201, Class E.................      12/25/15            5.500            1,241,075
   2,739  FNMA REMIC Trust 1993-214, Class D.................      08/25/04            5.250            2,727,070
      39  FNMA REMIC Trust 1993-240, Class Z.................      12/25/13            6.250               37,563
      60  FNMA REMIC Trust 1993-250, Class Z.................      12/25/23            7.000               61,727
      66  FNMA REMIC Trust 1994-27, Class CZ.................      02/25/24            6.500               61,725
     471  FNMA REMIC Trust 1994-75, Class C..................      01/25/13            6.000              469,047
     320  FNMA REMIC Trust 1994-90, Class PC.................      07/25/01            6.500              319,301
     746  FNMA REMIC Trust 1997-35, Class PL.................      05/18/13            6.500              750,521
     147  FNMA REMIC Trust G92-40, Class ZC..................      07/25/22            7.000              147,806
   1,550  FNMA REMIC Trust G92-44, Class FC ARM..............      08/25/20            5.794            1,535,980
     395  FNMA REMIC Trust G93-40, Class ZA..................      12/25/23            6.500              368,563
     148  FNMA REMIC Trust G94-6, Class PJ...................      05/17/24            8.000              166,933
   2,168  Independent National Mortgage Corp. REMIC
            Series 1994-Q, Class A5..........................      09/25/14            7.500            2,185,475
   2,474  Norwest Asset Securities Corp. REMIC
            Series 1997-1, Class A1..........................      02/25/12            6.500            2,480,910
      93  Prudential Home Mortgage REMIC Series 1993-13,
            Class A6.........................................      04/25/08            5.500               92,544
     463  Prudential Home Mortgage REMIC Series 1993-29,
            Class A8.........................................      08/25/08            6.750              460,159
     106  Prudential Home Mortgage REMIC Series 1993-43,
            Class A1.........................................      10/25/23            5.400              105,157
   1,199  Prudential Home Mortgage REMIC Series 1993-54,
            Class A19........................................      01/25/24            6.500            1,120,137
     599  Resolution Trust Corp. REMIC Series 1992-3, Class
            A2 ARM...........................................      09/25/19            6.797              598,193
     317  Resolution Trust Corp. REMIC Series 1995-C1, Class
            A3 ARM...........................................      02/25/27            6.138              317,009
      76  Smith Barney Mortgage Capital Trust REMIC Series 6,
            Class E..........................................      02/01/19            9.800               76,180
                                                                                                 ------------------
Total Collateralized Mortgage Obligations
  (cost--$72,865,260)........................................                                          74,163,006
                                                                                                 ------------------

STRIPPED MORTGAGE-BACKED SECURITIES@--2.20%
     441  FHLMC REMIC Series 173, Class F**..................      06/15/21            6.595     +          415,995
   1,562  FHLMC REMIC Series 1554, Class I***................      08/15/08            6.500     ( )          228,615
     780  FHLMC REMIC Series 1583, Class IB***...............      11/15/13            7.000     ( )           11,393
     325  FHLMC REMIC Series 1700, Class D**.................      02/15/24            5.624     +          298,307
   6,577  FNMA REMIC Trust 1993-131, Class JB***.............      05/25/05            7.000     ( )          372,793
   3,554  FNMA REMIC Trust 1993-137, Class PN***.............      12/25/16            7.000     ( )          233,117
     195  FNMA REMIC Trust 1993-161, Class GC**..............      02/25/23            4.536     +          127,142
     507  FNMA REMIC Trust 1993-177, Class B**...............      08/25/22            5.946     +          485,741

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------

STRIPPED MORTGAGE-BACKED SECURITIES@--(CONCLUDED)

 $ 3,545  FNMA REMIC Trust 1994-7, Class PK***...............      05/25/08            6.500     %  ) $        327,846
   2,774  FNMA REMIC Trust 1994-30, Class IA***..............      11/25/22            6.500     ( )          393,126
                                                                                                 ------------------
Total Stripped Mortgage-Backed Securities
  (cost--$2,800,205).........................................                                           2,894,075
                                                                                                 ------------------

ASSET-BACKED SECURITIES--9.69%
   1,408  Chase Manhattan Grantor Trust Series 1995-B, Class
            A................................................      11/15/01            5.900            1,409,409
   1,500  Contimortgage Home Equity Loan Series 1996-4, Class
            A3...............................................      10/15/11            6.190            1,499,940
   1,000  Contimortgage Home Equity Loan Series 1997-5, Class
            A7*..............................................      10/15/12            5.794            1,000,000
   2,000  Contimortgage Home Equity Loan Series 1997-3, Class
            A2...............................................      05/15/12            6.510            2,001,080
   1,273  EQCC Home Equity Loan Trust Series 1997-1, Class
            A1...............................................      05/15/05            6.310            1,276,757
     587  Ford Credit Grantor Trust Series 1994-B, Class A...      10/15/99            7.300              588,793
     143  Olympic Automobile Receivables Trust Series 1994-A,
            Class A..........................................      01/15/01            5.650              142,864
      62  Premier Auto Trust Series 1993-6, Class A2.........      11/02/99            4.650               61,206
   1,715  Premier Auto Trust Series 1995-3, Class A5.........      03/06/00            6.150            1,720,282
   1,166  Student Loan Marketing Association Series 95-1,
            Class A1*........................................      04/26/04            5.685            1,166,002
   1,874  Student Loan Marketing Association Series 97-2,
            Class A1*........................................      10/25/05            5.794            1,870,421
                                                                                                 ------------------
Total Asset-Backed Securities (cost--$12,716,779)............                                          12,736,754
                                                                                                 ------------------

LONG-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS--7.25%
   4,000  Student Loan Marketing Association*................      06/30/00          6.080              3,996,720
   5,522  U.S. Treasury Inflation Index Notes................      07/15/02            3.625            5,526,628
                                                                                                 ------------------
Total Long-Term U.S. Government and Agency Obligations
  (cost--$9,544,529).........................................                                           9,523,348
                                                                                                 ------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--2.88%
   3,800  Federal Home Loan Mortgage Discount Notes
                                                                02/17/98 to
          (cost--$3,789,053).................................      02/24/98      5.350 to 5.480         3,789,053
                                                                                                 ------------------
                                                                                                      189,006,947
Total Investments (cost--$187,229,003)--143.85%..............
                                                                                                      (57,620,485  )
Liabilities in excess of other assets--(43.85)%..............
                                                                                                 ------------------
Net Assets--100.00%..........................................                                    $    131,386,462
                                                                                                 ------------------
                                                                                                 ------------------

-----------------

*          Floating rate securities--The interest rates shown are the current rates as of January 31, 1998.
**         Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
***        Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+          Estimated yield to maturity at January 31, 1998.
@          Illiquid securities representing 2.20% of net assets.
ARM        Adjustable Rate Mortgage--The interest rate shown is the current rate as of January 31, 1998.
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/-1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)        Annualized Yield at date of purchase was 8.19%.
(2)        Annualized Yield at date of purchase was 7.16%.
(3)        Annualized Yield at date of purchase was 6.82%.
(4)        Annualized Yield at date of purchase was 6.87%.
(5)        Annualized Yield at date of purchase was 7.20%.
(6)        Annualized Yield at date of purchase was 6.82%.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------
U. S. GOVERNMENT OBLIGATIONS--54.40%
                                                                       12/31/99 to
$   45,005  U.S. Treasury Notes (1) (cost--$45,232,660)..........       08/15/07           5.625 to 7.500%     $      46,143,439
                                                                                                               -------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.77%
                                                                       07/15/04 to
       353  GNMA.................................................       09/15/04                   9.500                 371,544
                                                                       12/15/01 to
       577  GNMA.................................................       01/15/02                   9.000                 597,852
        97  GNMA.................................................       11/20/01                   8.500                  98,511
                                                                       06/15/24 to
       919  GNMA.................................................       12/15/25                   7.500                 946,234
                                                                       10/20/27 to
     2,012  GNMA.................................................       11/20/27                   6.000               2,034,626
                                                                                                               -------------------
Total Government National Mortgage Association Certificates
  (cost--$4,041,779).............................................                                                      4,048,767
                                                                                                               -------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.75%
       335  FHLMC................................................       06/01/02                  8.000                 340,935
       291  FHLMC................................................       12/01/99                  5.500                 290,990
                                                                                                               -------------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$626,386)...............................................                                                        631,925
                                                                                                               -------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.17%
       863  FNMA.................................................       03/01/04                  8.000                 882,583
                                                                       06/01/10 to
       928  FNMA.................................................       09/01/10                  7.500                 957,148
                                                                                                               -------------------
Total Federal National Mortgage Association Certificates
  (cost--$1,834,965).............................................                                                      1,839,731
                                                                                                               -------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--12.01%
       603  Aetna Commercial Mortgage Corp. .....................       12/26/30                  6.590                 604,621
       115  American Southwest Financial Co. ....................       03/01/18                  9.000                 117,511
       379  Chase Mortgage Finance Corp. ........................       10/25/24                  6.700                 378,012
       950  FDIC REMIC Trust Series 1994-C1 Class 2A2............       09/25/25                  7.850                 957,512
     1,629  FDIC REMIC Trust Series 1996-C1 Class 1A.............       05/25/26                  6.750               1,649,329
        37  FHLMC Series 1180 Class H............................       08/15/20                  8.400                  36,758
       500  FHLMC Series 1497 Class O............................       10/15/22                  7.000                 505,310
       194  FHLMC Series 1588 Class TB...........................       06/15/23                  6.500                 194,763
       421  FHLMC Series 1865 Class VA...........................       12/15/10                  7.500                 432,285
        14  FNMA REMIC Trust 1990-9, Class D.....................       08/25/18                  8.500                  13,870
       115  FNMA REMIC Trust 1991-04, Class E....................       09/25/05                  8.250                 117,102
        38  FNMA REMIC Trust 1993-233, Class C...................       11/25/02                  4.850                  37,741
       675  FNMA REMIC Trust 1993-70, Class C....................       03/25/18                  6.900                 684,869
       264  FNMA REMIC Trust 1996-41, Class A....................       06/25/20                  7.750                 267,723
       304  LB Mortgage Trust Series 1992-M1, Class A1B..........       03/25/12                  8.000                 306,158
       400  Merrill Lynch Trust Series 32, Class H...............       08/01/18                  9.450                 417,126
     1,000  Norwest Asset Securities Corp. Series 1997-5, Class
              A2.................................................       04/25/12                  7.000               1,010,950
       740  Resolution Trust Corp. Series 1995-C1, Class A2C.....       02/25/27                  6.900                 742,243
       684  Structured Asset Securities Corp. Series 1996-CFL,
              Class A1B..........................................       02/25/28                  5.944                 681,655
     1,000  Westam Mortgage Financial Corp. Series 7, Class G....       12/01/18                  9.400               1,034,700
                                                                                                               -------------------
Total Collateralized Mortgage Obligations (cost--$10,125,525)....                                                     10,190,238
                                                                                                               -------------------

ASSET-BACKED SECURITIES--3.11%
     1,970  California Infrastructure............................       06/25/04                  6.250               2,004,357
       600  UCFC Loan Trust......................................       11/15/27                  8.200                 630,187
                                                                                                               -------------------
Total Asset-Backed Securities (cost--$2,569,333).................                                                      2,634,544
                                                                                                               -------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------
CORPORATE NOTES--20.97%
$      435  AON Corp. ...........................................       10/01/99                  6.875%          $     442,144
     1,155  BankAmerica Corp. ...................................       11/15/04                  8.950               1,207,647
       870  Beneficial Corp. ....................................       12/15/04                  6.810                 891,834
       230  Chubb Corp. .........................................       11/15/99                  8.750                 231,555
                                                                       04/01/01 to
       508  Continental Bank NA..................................       07/01/01          11.250 to 12.500               559,282
       635  Countrywide Funding Corp. MTN........................       09/16/03                   7.450                 668,971
       371  First Data Corp. ....................................       04/01/03                   6.625                 381,742
     1,000  First Union Corp. ...................................       11/15/04                   8.770               1,046,603
       810  First USA Bank.......................................       02/22/01                   5.850                 812,288
       735  First USA Bank MTN...................................       12/03/01                   6.625                 754,585
                                                                       11/19/99 to
     1,150  Ford Motor Credit Corp. .............................       02/28/02           6.500 to 7.500              1,174,270
       250  Health Care Properties Investments Inc. .............       02/15/06                   6.500                 250,689
     1,200  Household Finance Corp. .............................       06/30/00                   6.375               1,209,702
       200  ITT Corp. ...........................................       03/01/06                   8.750                 198,043
       500  K Mart Corp. MTN.....................................       07/06/99                   7.240                 502,549
                                                                       10/01/03 to
     1,645  Kimco Realty Corp. ..................................       11/14/05           6.500 to 6.830              1,664,822
       305  Lucent Technologies Inc. ............................       07/15/06                   7.250                 327,193
       490  Mellon Bank..........................................       06/01/03                   6.750                 505,347
       195  Mobil Oil Corp. .....................................       02/29/00                   9.170                 201,681
     1,325  New Plan Realty Trust Corp. .........................       04/06/05                   7.750               1,438,329
       700  New York State Electric & Gas Corp. .................       05/01/20                   9.875                 783,668
     1,125  PNC Bank NA..........................................       04/15/05                   7.875               1,225,404
       500  Sovran Financial Corp. ..............................       06/15/06                   9.250                 596,050
       550  Virginia Electric & Power Co. .......................       03/01/25                   8.250                 612,529
       100  Wal Mart Stores Inc. ................................       06/29/11                   8.875                 103,955
                                                                                                               -------------------
Total Corporate Notes (cost--$17,405,928)........................                                                     17,790,882
                                                                                                               -------------------

NUMBER OF
  SHARES
----------
MONEY MARKET FUNDS--0.10%
    89,462  Liquid Assets Portfolio (cost--$89,462).........................................................            89,462
                                                                                                              -------------------

PRINCIPAL
  AMOUNT
  (000)
----------
REPURCHASE AGREEMENT--0.45%
$      379  Repurchase Agreement dated 01/30/98 with State Street
              Bank & Trust Company, collateralized by $264,370
              U.S. Treasury Bonds, 9.875% due 11/15/15
              (value-$386,587) proceeds: $379,158
              (cost-$379,000)....................................       02/02/98                  5.000                 379,000
                                                                                                               -------------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--23.80%
REPURCHASE AGREEMENTS--15.92%
     3,500  Repurchase Agreement dated 01/30/98 with Citibank,
              collateralized by $3,410,000 U.S. Treasury Notes,
              6.125% due 07/31/00 (value-$3,571,975); proceeds:
              $3,501,622.........................................       02/02/98                   5.560               3,500,000
     3,002  Repurchase Agreement dated 01/30/98 with Dresdner
              Bank AG, collateralized by $2,796,000 U.S. Treasury
              Bonds, 6.500% due 11/15/26 (value-$3,062,207);
              proceeds: $3,003,396...............................       02/02/98                   5.580               3,002,000

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--(CONCLUDED)
REPURCHASE AGREEMENTS--(CONCLUDED)

$    3,500  Repurchase Agreement dated 01/30/98 with Societe
              Generale, collateralized by $2,621,000 U.S Treasury
              Bonds, 10.375% due 11/15/12 (value--$3,574,389);
              proceeds: $3,501,628...............................       02/02/98                  5.580%          $   3,500,000
     3,500  Repurchase Agreement dated 01/30/98 with Union Bank of Switzerland, collateralized by $3,450,000 U.S
              Treasury Notes, 6.250% due 07/31/98
              (value--$3,570,750); proceeds: $3,501,628..........       02/02/98                  5.580               3,500,000
                                                                                                               -------------------
Total Repurchase Agreements (cost--$13,502,000)..................                                                     13,502,000
                                                                                                               -------------------

NUMBER OF
  SHARES
----------
MONEY MARKET FUNDS--7.88%
 4,555,404  Liquid Assets Portfolio.........................................................................         4,555,404
 1,001,371  Prime Portfolio.................................................................................         1,001,371
 1,113,165  TempCash Portfolio..............................................................................         1,113,165
    14,275  TempFund Portfolio..............................................................................            14,275
                                                                                                              -------------------
                                                                                                                      6,684,215
Total Money Market Funds (cost--$6,684,215).................................................................
                                                                                                              -------------------
                                                                                                                     20,186,215
Total Investments of Cash Collateral for Securities Loaned (cost--$20,186,215)..............................
                                                                                                              -------------------
                                                                                                                    103,934,203
Total Investments (cost--$102,491,253)--122.53%.............................................................
                                                                                                                    (19,113,187  )
Liabilities in excess of other assets--(22.53)%.............................................................
                                                                                                              -------------------
Net Assets--100.00%.........................................................................................  $      84,821,016
                                                                                                              -------------------
                                                                                                              -------------------

-----------------

MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit
(1)        Security, or portion thereof, was on loan at January 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS--12.19%
                                                                08/15/25 to
 $ 9,750  U.S. Treasury Bonds................................      11/15/26     6.000 to 6.875%  $     10,718,596
   1,513  U.S. Treasury Inflation Index Notes................      07/15/02          3.625              1,506,515
                                                                                                 ------------------
Total U. S. Government Obligations (cost--$11,915,441).......                                          12,225,111
                                                                                                 ------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--15.72%
                                                                11/20/23 to
   5,257  GNMA ARM...........................................      05/20/26          7.000              5,378,898
   1,679  GNMA ARM...........................................      01/20/26          6.500              1,707,220
   1,971  GNMA ARM...........................................      07/20/27          6.000              1,993,726
   6,500  GNMA TBA...........................................        TBA             7.500              6,688,910
                                                                                                 ------------------
Total Government National Mortgage Association Certificates
  (cost--$15,702,638)........................................                                          15,768,754
                                                                                                 ------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.48%
     500  FHLMC Gold 30 Year TBA (cost--$487,656)............        TBA             6.000                486,250
                                                                                                 ------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--3.10%
                                                                08/01/20 to
   3,046  FHA Project Notes (cost--$3,110,297)...............      12/01/21          7.430              3,106,738
                                                                                                 ------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--10.30%
   2,734  FNMA ARM...........................................      05/01/27          7.571              2,836,221
      39  FNMA ARM...........................................      12/01/17          7.250                 40,782
   2,852  FNMA ARM...........................................      04/01/27          7.170              2,951,319
   1,980  FNMA ARM...........................................      11/01/35          6.207              1,993,366
     432  FNMA ARM...........................................      08/01/28          6.207                434,299
     399  FNMA ARM...........................................      03/01/27          6.207                401,223
   1,783  FNMA ARM...........................................      12/01/26          4.960              1,675,076
                                                                                                 ------------------
Total Federal National Mortgage Association Certificates
  (cost--$10,344,370)........................................                                          10,332,286
                                                                                                 ------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--16.27%
     264  FHLMC GNMA REMIC Series 15 Class PZ................      07/25/23          7.000                259,051
     262  FHLMC REMIC Series G23 Class KZ....................      11/25/23          6.500                249,170
   1,310  FHLMC REMIC Series G24 Class ZA....................      11/25/23          6.500              1,226,061
   1,000  FHLMC REMIC Series 1278 Class K....................      05/15/22          7.000              1,026,507
     100  FHLMC REMIC Series 1366 Class H....................      08/15/07          6.000                 99,250
      29  FHLMC REMIC Series 1367 Class KA...................      09/15/22          6.500                 28,674
   1,034  FHLMC REMIC Series 1502 Class PX-Z.................      04/15/23          7.000              1,051,820
     735  FHLMC REMIC Series 1503 Class PZ...................      05/15/23          7.000                757,168
     427  FHLMC REMIC Series 1534 Class Z....................      06/15/23          5.000                331,070
     658  FHLMC REMIC Series 1548 Class Z....................      07/15/23          7.000                663,430
     960  FHLMC REMIC Series 1562 Class Z....................      07/15/23          7.000                967,731
     136  FHLMC REMIC Series 1611 Class I....................      02/15/23          6.000                134,811
     159  FHLMC REMIC Series 1614 Class QZ...................      11/15/23          6.500                150,115
     678  FHLMC REMIC Series 1628 Class KZ...................      12/15/23          6.250                661,260
     259  FHLMC REMIC Series 1694 Class Z....................      03/15/24          6.500                246,718
     175  FNMA REMIC Trust 1991-65 Class Z...................      06/25/21          6.500                170,586
      75  FNMA REMIC Trust 1992-118 Class K..................      09/25/08          7.500                 77,711
     160  FNMA REMIC Trust 1992-129 Class L..................      07/25/22          6.000                151,481
     505  FNMA REMIC Trust G1992-40 Class ZC.................      07/25/22          7.000                508,451
      73  FNMA REMIC Trust 1993-37 Class PXZ.................      03/25/23          7.000                 71,316
     155  FNMA REMIC Trust 1993-56 Class PZ..................      05/25/23          7.000                159,868
     274  FNMA REMIC Trust 1993-60 Class Z...................      05/25/23          7.000                278,348
     117  FNMA REMIC Trust 1993-70 Class Z...................      05/25/23          6.900                115,891
     337  FNMA REMIC Trust 1993-96 Class PZ..................      06/25/23          7.000                354,045
     279  FNMA REMIC Trust 1993-122 Class L..................      01/25/23          6.500                276,181
      76  FNMA REMIC Trust 1993-149 Class L..................      08/25/23          6.000                 74,630
     128  FNMA REMIC Trust 1993-160 Class ZB.................      09/25/23          6.500                124,301
     123  FNMA REMIC Trust 1993-163 Class ZA.................      09/25/23          7.000                125,047

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $    87  FNMA REMIC Trust 1993-199 Class Z..................      10/25/23          7.000%      $         85,718
     640  FNMA REMIC Trust 1993-65 Class ZZ..................      06/25/13          7.000                666,714
     500  FNMA REMIC Trust G1993-10 Class G..................      05/25/22          5.000                474,558
     130  FNMA REMIC Trust G1993-40 Class Z..................      12/25/23          6.500                121,641
     126  FNMA REMIC Trust 1994-23 Class PXZ.................      08/25/23          6.000                116,737
     487  Bear Stearns Mortgage Securities Inc. REMIC Series
            94-1 Class 3A*...................................      05/25/23          7.221                492,616
     389  California Federal Bank REMIC Series 1990 BN1,
            Class A*.........................................      08/25/30          6.664                388,117
   2,102  Residential Funding Mortgage Securities Inc. REMIC
            Series 1997-S7 Class A5..........................      05/25/27          7.500              2,132,537
     150  Residential Funding Mortgage Securities Inc. REMIC
            Series 1993-S30 Class A9.........................      08/25/23          7.500                154,031
   1,000  Resolution Trust Corp. Mortgage REMIC Series 92-C1
            Class B*.........................................      08/25/23          7.688              1,019,136
     331  U.S. Department of Veteran Affairs Vendee Mortgage
            Trust REMIC Series 1993-3, Class 2ZA.............      06/15/20          6.500                326,735
                                                                                                 ------------------
Total Collateralized Mortgage Obligations
  (cost--$14,780,259)........................................                                          16,319,232
                                                                                                 ------------------
STRIPPED MORTGAGE-BACKED SECURITIES(5)--1.67%
     830  FHLMC REMIC Series 173 Class F**...................      06/15/21         6.595 +               783,535
     504  FHLMC REMIC Series 1625 Class GA***................      01/15/08        6.000 (1)               40,955
       4  FNMA REMIC Trust 1993-134 Class EA***..............      11/25/05       1159.740 (2)             57,772
     940  FNMA REMIC Trust 1993-201 Class JA***..............      09/25/21        6.500 (3)              135,366
   3,227  FNMA REMIC Trust 1993-201 Class JC***..............      05/25/19        6.500 (4)              656,716
                                                                                                 ------------------
Total Stripped Mortgage-Backed Securities
  (cost--$1,642,600).........................................                                           1,674,344
                                                                                                 ------------------
ASSET-BACKED SECURITIES--3.23%
   1,231  Capital Equipment Receivables Trust Series 1996--1
            Class A2.........................................      07/15/98          5.950              1,231,494
   2,000  The Money Store Home Equity Trust Series 1997-D
            Class AF3........................................      11/15/21          6.345              2,006,875
                                                                                                 ------------------
Total Asset-Backed Securities (cost--$3,231,220).............                                           3,238,369
                                                                                                 ------------------
CORPORATE BONDS--14.44%
     500  AMR Corp...........................................      02/01/01          10.000               555,416
     450  Continental Cablevision Inc........................      06/01/07          11.000               500,557
     100  Gulf States Utilities Co...........................      07/01/98          9.720                101,445
   2,500  Lehman Brothers Holdings*..........................      11/06/00          6.125              2,498,065
     500  Niagara Mohawk Power Co............................      04/01/24          7.875                502,496
   1,500  Philip Morris Co...................................      07/15/05          7.000              1,550,256
                                                                12/01/02 to
   3,300  RJR Nabisco Inc....................................      09/15/03      7.625 to 8.625         3,473,229
     500  United Air Lines Inc...............................      11/27/12          10.360               642,000
   2,000  Williams Companies Inc.*...........................      01/30/00          5.909              2,000,000
   2,500  Worldcom Inc.......................................      01/15/04          9.375              2,659,375
                                                                                                 ------------------
Total Corporate Bonds (cost--$14,132,370)....................                                          14,482,839
                                                                                                 ------------------
COMMERCIAL PAPER@++--29.71%
   3,500  American Express Credit Corp.......................      02/20/98          5.450              3,489,933
     300  AT&T Corp..........................................      02/27/98          5.430                298,824
   3,500  Australian Wheat Board.............................      02/06/98          5.720              3,497,219
     600  Bellsouth Telecommunications Inc...................      02/20/98          5.730                598,185
   3,000  Caisse D' Amortissement............................      02/05/98          5.720              2,998,093
                                                                02/06/98 to
   2,100  Dupont (E. I.) de Nemours & Co.....................      03/25/98      5.440 to 5.720         2,096,213
   2,600  Emerson Electric Co................................      02/26/98          5.430              2,590,196
     400  Export Development Corp............................      04/09/98          5.430                395,760
                                                                04/08/98 to
   2,100  Ford Motor Credit Co...............................      04/10/98      5.460 to 5.520         2,077,604
   1,000  General Motors Acceptance Corp.....................      06/10/98          5.740                979,786
                                                                02/06/98 to
   2,400  KFW International Finance Inc......................      02/20/98      5.460 to 5.730         2,394,544
   4,500  National Rural Utilities Co-op Finance Corp........      02/18/98          5.720              4,487,845
   3,000  Oesterreichische Kontrollbank AG...................      02/05/98          5.710              2,998,097
     900  Tampa Electric Co..................................      02/18/98          5.450                897,684
                                                                                                 ------------------
Total Commercial Paper (cost--$29,800,680)...................                                          29,799,983
                                                                                                 ------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                           MATURITY          INTEREST
  (000)                                                            DATES             RATES             VALUE
---------                                                    ------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--3.56%
 $   600  Government of Canada...............................      02/09/98          5.690%      $        599,241
   2,400  Republic of Argentina*.............................      03/31/05          6.688              2,133,000
   1,000  United Mexican States Series B.....................      12/31/19          6.250                841,250
                                                                                                 ------------------
Total Foreign Government Obligations (cost--$3,536,046)......                                           3,573,491
                                                                                                 ------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS@++--0.41%
                                                                02/05/98 to
     410  U.S. Treasury Bills (cost--$406,747)...............      04/16/98      4.980 to 5.175           406,293
                                                                                                 ------------------
REPURCHASE AGREEMENT--1.40%
   1,404  Repurchase Agreement dated 01/30/98 with State
            Street Bank & Trust Co., collateralized by
            $1,420,000
            U.S. Treasury Bills, 6.250% due 06/30/98
            (value-$1,432,236) proceeds: $1,404,585
            (cost-$1,404,000)................................      02/02/98          5.000              1,404,000
                                                                                                 ------------------
Total Investments (cost--$110,494,324)--112.48%..............                                         112,817,690
                                                                                                      (12,521,673  )
Liabilities in excess of other assets--(12.48)%..............
                                                                                                 ------------------
Net Assets--100.00%..........................................                                    $    100,296,017
                                                                                                 ------------------
                                                                                                 ------------------

-----------------

*          Floating rate securities--The interest rates shown are the current rates as of January 31, 1998.
**         Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
***        Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+          Estimated yield to maturity at January 31, 1998.
++         Entire or partial amount pledged as collateral for futures transactions.
@          Interest rates shown are discount rates at date of purchase.
ARM        Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 1998.
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)        Annualized yield at date of purchase was 7.70%.
(2)        Annualized yield at date of purchase was 10.48%.
(3)        Annualized yield at date of purchase was 8.31%.
(4)        Annualized yield at date of purchase was 8.00%.
(5)        Illiquid securities represent 1.67% of net assets.

WRITTEN OPTIONS OPEN

                                         NUMBER OF   UNDERLYING  EXPIRATION   EXERCISE
                                          OPTIONS     CONTRACT      DATE       PRICE       VALUE
                                        ------------------------------------------------   -----
Put.....................................        10   Eurodollar  March 1998 $     93.50 $       125
                                                                                                ---
                                                                                                ---

FUTURES CONTRACTS

  NUMBER OF                                                                                      IN       EXPIRATION   UNREALIZED
  CONTRACTS                               CONTRACTS TO RECEIVE                              EXCHANGE FOR     DATE      APPRECIATION
-------------  ---------------------------------------------------------------------------  ------------  -----------  -----------
        161    5 year U.S. Treasury Notes.................................................   $17,427,344  March 1998    $ 277,625
        229    10 year U.S. Treasury Notes................................................   25,594,781   March 1998      446,813
                                                                                                                       -----------
                                                                                                                        $ 724,438
                                                                                                                       -----------
                                                                                                                       -----------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------
MUNICIPAL BONDS AND NOTES--95.32%
ALABAMA--0.50%
$       60  Birmingham Alabama Medical Clinic Board Revenue
              Bapist Medical Centers (Escrow to Maturity)........       07/01/05                    7.300    % $         67,467
       155  Pell City Alabama Industrial Development Board
              Revenue Shelby Steel Fabricators (Letter of
              Credit--South Trust Bank)*.........................       09/01/01                    7.700               155,460
                                                                                                               -------------------
                                                                                                                        222,927
                                                                                                               -------------------
ARIZONA--0.18%
        70  Pima County Arizona Hospital Revenue St. Joseph
              Hospital Project (Escrow to Maturity)..............       01/01/09                    7.500                81,782
                                                                                                               -------------------
ARKANSAS--0.82%
       100  Arkansas State Development Finance Authority (MBIA
              Insured)...........................................       10/01/16                    5.100               101,817
        30  Pulaski County Arkansas Residential Housing Single
              Family (Escrow to Maturity)........................       06/01/10                    7.250                35,132
       206  Springdale Arkansas Residential Housing Mortgage
              Series A (FNMA Collateralized).....................       09/01/11                    7.650               226,588
                                                                                                               -------------------
                                                                                                                        363,537
                                                                                                               -------------------
CALIFORNIA--9.69%
       105  California Pollution Control Financing Kaiser Steel
              Corporation Project (Escrow to Maturity)...........       10/01/08                    7.250               119,726
       160  California Statewide Community Housing Senior Lien
              (FHA Insured)......................................       09/01/00                    5.000               162,672
       130  Inglewood California Residential Rehabilitation
              (Escrow to Maturity)...............................       08/01/10                    7.500               150,102
       470  Lancaster California Redevelopment Agency Multi
              Family Housing Refunding FHA High Valley Apartments
              Project Series A (FHA Insured).....................       12/01/05                    5.250               479,034
       700  Los Angeles California Community Redevelopment Agency
              Refunding Monterey Hills Redevelopment Project B...       12/01/22                    8.650               807,163
       300  Los Angeles California Multi Family Revenue Housing
              Earthquake Rehabilitation Project Series C (FNMA
              Collateralized)*...................................       07/01/07                    5.150               304,461
        95  Palmdale California Residential Mortgage (Escrow to
              Maturity)..........................................       11/01/12                    9.250               126,444
       535  Sacramento California Utility District Electric
              (Escrow to Maturity)...............................       03/01/10                    6.750               605,395
        20  Sacramento California Utility District Electric
              (Escrow to Maturity)...............................       02/01/11                    5.500                21,207
       375  Sacramento California Utility District Electric White
              Rock Project (Escrow to Maturity)..................       05/01/10                    6.800               426,600
     1,035  Vista California Multi Family Housing Pepperwood
              Apartments (Mandatory put 06/01/05 @ 100) (FNMA
              Collateralized)....................................       06/01/25                    5.700             1,091,956
                                                                                                               -------------------
                                                                                                                      4,294,760
                                                                                                               -------------------
COLORADO--2.72%
       135  Colorado Health Facilities Authority Rose Medical
              Center (Escrow to Maturity) (FNMA
              Collateralized)....................................       09/01/08                    7.125               154,309
       600  Colorado Housing Finance Authority Single Family
              Progam Subordinated*...............................       11/01/04                    5.750               612,714
       410  Lakewood Company Multi Family Housing Mortgage FHA
              Mortgage Loan......................................       10/01/15                    6.550               440,004
                                                                                                               -------------------
                                                                                                                      1,207,027
                                                                                                               -------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

FLORIDA--2.80%
$      190  Altamonte Springs Florida Health Facilities Authority
              Revenue (Escrow to Maturity).......................       10/01/09                  8.750%          $     239,212
       240  Charlotte County Florida Utility Revenue Refunding
              Series A (FGIC Insured)............................       10/01/23                  6.200                 240,444
       190  Clearwater Florida Housing Development Corporation
              Revenue Refunding Clearwater Apartments Series A
              (FHA Insured)......................................       07/01/01                  6.200                 197,680
       100  Dade County Florida Educational Facilities Authority
              Revenue (Letter of Credit-Sun Bank)................       01/01/02                  5.150                 103,689
        60  Orange County Florida Health Facilities Authority
              Southern Adv Hospital-Adv Health Systems (Escrow to
              Maturity)..........................................       10/01/09                  8.750                  75,476
       175  Palm Beach County Florida Solid Waste Authority
              Revenue (Escrow to Maturity) (MBIA Insured)........       12/01/04                 10.000                 212,999
       155  Pasco County Florida MBIA West Pasco Water and Sewer
              Unit (Escrow to Maturity) (MBIA Insured)...........       08/01/08                  6.375                 170,215
                                                                                                               -------------------
                                                                                                                      1,239,715
                                                                                                               -------------------
GEORGIA--1.58%
        55  Gwinnett County Georgia Water & Sewer Authority
              (Escrow to Maturity)...............................       10/01/04                    9.600                68,488
       600  Marietta Georgia Housing Authority Multi Family
              Housing Refunding Ridge Part Apartments Project A
              (Mandatory put 06/01/05 @ 100) (FNMA
              Collateralized)....................................       06/01/25                    5.700               630,744
                                                                                                               -------------------
                                                                                                                        699,232
                                                                                                               -------------------
ILLINOIS--6.88%
       115  Belleville Illinois St. Clair County (Escrow to
              Maturity)..........................................       11/01/09                    7.250               134,428
       450  Granite City Illinois Hospital Facility Revenue
              (Escrow to Maturity)...............................       01/01/08                    7.000               505,336
       350  Greater Peoria Illinois Airport Authority (AMBAC
              Insured)*..........................................       12/01/07                    6.700               397,054
       320  Illinois Health Facilities Authority Revenue
              Methodist Medical Center (Escrow to Maturity)......       10/01/10                    9.000               400,346
       735  Illinois Health Facilities Authority Revenue
              Ravenswood Hospital (Escrow to Maturity)...........       08/01/06                    7.250               829,087
       250  Palatine Village Housing Revenue Illinois Clover
              Ridge Rmk (Mandatory put 12/01/05 @ 100) (Letter of
              Credit-Lasalle National Bank)......................       12/15/07                    4.750               255,663
       225  St. Clair County Illinois Certificates Participation
              Series A (FSA Insured).............................       10/01/07                    4.900               231,446
       285  St. Clair County Illinois Certificates Participation
              Series A (FSA Insured).............................       10/01/08                    5.000               293,539
                                                                                                               -------------------
                                                                                                                      3,046,899
                                                                                                               -------------------
INDIANA--6.98%
        85  Fort Wayne Indiana Hospital Authority Revenue
              Parkview Memorial Hospital (Escrow to Maturity)....       01/01/02                    6.875                89,401
       450  Fort Wayne Indiana Hospital Authority Revenue
              Parkview Memorial Hospital (Escrow to Maturity)....       01/01/05                    6.500               485,451
        70  Fort Wayne Indiana Hospital Authority Revenue
              Parkview Memorial Hospital (Escrow to Maturity)....       01/01/07                    6.625                76,912
       345  Indiana Health Facility Hospital Revenue Kings
              Daughters Hospital (Asset Guaranty Insured)........       02/15/04                    5.000               355,685
       205  Indiana Health Facility Hospital Revenue Kings
              Daughters Hospital (Asset Guaranty Insured)........       08/15/04                    5.000               211,804
       365  Indiana Health Facility Hospital Revenue Kings
              Daughters Hospital (Asset Guaranty Insured)........       02/15/05                    5.000               375,680

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
INDIANA--(CONCLUDED)

$      430  Indianapolis Indiana Economic Development Revenue
              Knob In The Woods Project (Mandatory put 12/01/04 @
              100) (FNMA Collateralized).........................       12/01/04                  6.375%          $     478,835
     1,000  New Castle Indiana Economic Development Revenue
              Refunding FHA Raintree Square Project A............       04/01/19                  5.550               1,018,260
                                                                                                               -------------------
                                                                                                                      3,092,028
                                                                                                               -------------------
IOWA--0.48%
       140  Iowa Finance Authority Multi Family Revenue Refunding
              Housing Forest Glen Apartments Project A (FNMA
              Collateralized)....................................       11/01/03                  4.700                 141,212
        70  Iowa Finance Authority Multi Family Revenue Refunding
              Housing Hillcrest C (FNMA Collateralized)..........       11/01/02                  4.600                  70,626
                                                                                                               -------------------
                                                                                                                        211,838
                                                                                                               -------------------
KANSAS--0.16%
        65  Wichita Kansas Hospital Revenue St. Francis Hospital
              & Nursing Senior A.................................       10/01/07                    6.750                72,454
                                                                                                               -------------------
KENTUCKY--0.27%
        55  Kentucky State Revenue Turnpike Authority Resources
              Recovery Road Revenue (Escrow to Maturity).........       07/01/09                    7.200                64,859
        50  Kentucky State Revenue Turnpike Authority Toll Road
              (Escrow to Maturity)...............................       07/01/08                    5.875                53,225
                                                                                                               -------------------
                                                                                                                        118,084
                                                                                                               -------------------
LOUISIANA--5.64%
       125  East Baton Rouge Louisiana Single Family Mortgage
              Series C (GNMA/FNMA Collateralized)................       04/01/32                    7.000               132,107
       340  East Baton Rouge Parish Louisiana Womans Hospital
              Foundation (Escrow to Maturity)....................       10/01/08                    7.200               388,039
       420  Jefferson Parish Louisiana Hospital Service District
              No. 001 Hospital Revenue (Escrow to Maturity)......       01/01/09                    7.250               484,008
       800  Louisiana Public Facilities Authority Revenue Cp Pg
              Health and Education A1 Rmk (Mandatory put 06/01/02
              @ 100) (AMBAC Insured).............................       12/01/15                    5.000               813,976
       590  Louisiana State Health Education Authority Alton
              Ochsner Medical Foundation (Escrow to Maturity)....       05/01/05                    8.750               678,695
                                                                                                               -------------------
                                                                                                                      2,496,825
                                                                                                               -------------------
MAINE--0.13%
        55  Maine Health & High Educational Facilities Hospital
              St. Mary's General Hospital (Pre-Refunded 07/01/99
              @ 102).............................................       07/01/09                    8.500                59,290
                                                                                                               -------------------
MICHIGAN--4.99%
       710  Detroit Michigan Water Supply Systems Revenue (Escrow
              to Maturity).......................................       01/01/05                    8.875               835,500
       485  Michigan Municipal Bond Authority Revenue Wayne
              County Project (Escrow to Maturity) (MBIA
              Insured)...........................................       12/01/02                    7.400               538,913
       140  Michigan State Hospital Finance Authority Revenue
              Harper Grace Hospital (Escrow to Maturity).........       05/01/09                    7.125               161,741
       190  Michigan State Hospital Finance Authority Revenue
              Mount Carmel Mercy Hospital (Escrow to Maturity)...       08/01/05                    7.500               213,153
        10  Michigan State Hospital Finance Authority Revenue St.
              Joseph's Mercy Hospital (Escrow to Maturity).......       07/01/03                    9.250                11,644
       245  Michigan State Housing Development Authority*........       12/01/12                    7.650               255,559

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
MICHIGAN--(CONCLUDED)

$      170  Michigan State Strategic Limited Obligation..........       08/15/05                  7.875%          $     195,119
                                                                                                               -------------------
                                                                                                                      2,211,629
                                                                                                               -------------------
MINNESOTA--1.19%
       255  Coon Rapids Minnesota Hospital Revenue Health Central
              Incorporated (Escrow to Maturity)..................       08/01/08                  7.625                 296,223
       168  Eden Prairie Minnesota Multi Family Housing (GNMA
              Collateralized)....................................       01/20/06                  5.500                 175,599
        45  Moorhead Minnesota Residential Mortgage (Escrow to
              Maturity)..........................................       08/01/11                  7.100                  53,033
                                                                                                               -------------------
                                                                                                                        524,855
                                                                                                               -------------------
MISSOURI--0.58%
       240  St. Louis County Missouri Single Family Housing
              (AMBAC Insured)....................................       10/01/16                    9.250               256,133
                                                                                                               -------------------
NEBRASKA--2.37%
     1,000  Nebraska Higher Education Loan Program*..............       12/01/02                    6.700             1,051,550
                                                                                                               -------------------
NEW JERSEY--6.07%
       130  New Jersey Health Care Facilities Financing St.
              Barnabas Medical Center (Escrow to Maturity).......       07/01/11                    7.000               149,157
       399  New Jersey State Highway Garden State Parkway (Escrow
              to Maturity).......................................       01/01/11                    6.500               450,192
       155  New Jersey State Highway Garden State Parkway (Escrow
              to Maturity).......................................       01/01/11                    6.600               175,881
     1,500  New Jersey State Housing Mortgage Multi Family
              Housing Revenue (FHA Insured)......................       05/01/13                    6.950             1,629,645
        60  Secaucus New Jersey Municipal Utilities Authority
              Sewer Revenue (Escrow to Maturity).................       12/01/08                    6.875                67,931
       190  South Jersey Port Corporation (Escrow to Maturity)...       01/01/11                    6.625               215,559
                                                                                                               -------------------
                                                                                                                      2,688,365
                                                                                                               -------------------
NEW MEXICO--0.73%
        70  Albuquerque New Mexico Residential Mortgage Revenue
              (Escrow to Maturity)...............................       03/01/04                    7.000                76,197
       245  Taos County New Mexico Hospital (Asset Guaranty
              Insurance).........................................       05/15/02                    5.000               246,323
                                                                                                               -------------------
                                                                                                                        322,520
                                                                                                               -------------------
NEW YORK--1.17%
       200  New York City Housing Authority Refunding Security
              Assisted Series A..................................       07/01/05                    5.250               205,680
       300  New York City Housing Authority Refunding Security
              Assisted Series A (AMBAC Insured)..................       07/01/08                    5.450               313,326
                                                                                                               -------------------
                                                                                                                        519,006
                                                                                                               -------------------
NORTH CAROLINA--0.86%
       375  Asheville North Carolina Housing Authority Multi
              Family Housing Woodridge Apartments (GNMA
              Collateralized)*...................................       11/20/19                    5.700               378,818
                                                                                                               -------------------
OHIO--1.17%
       115  Dayton Ohio Hospital Revenue Good Samaritan First
              Mortgage Revenue (Escrow to Maturity)..............       12/01/05                    6.000               122,294
        45  Franklin County Ohio Hospital Revenue (Escrow to
              Maturity)..........................................       12/01/08                    7.400                51,810

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
OHIO--(CONCLUDED)

$       90  Ohio Housing Finance Agency Single Family Mortgage
              (GNMA Collateralized)*.............................       09/01/21                  7.850%          $      95,607
       195  Ohio State Water Development Authority Revenue
              (Escrow to Maturity)...............................       12/01/10                  9.375                 249,608
                                                                                                               -------------------
                                                                                                                        519,319
                                                                                                               -------------------
OKLAHOMA--1.95%
       335  Comanche County Oklahoma Hospital Authority Revenue
              Series A (Connie Lee Insured)......................       07/01/06                  5.100                 347,549
       425  McAlester Oklahoma Public Works Authority Revenue
              (FSA Insured)......................................       12/01/04                  8.250                 518,275
                                                                                                               -------------------
                                                                                                                        865,824
                                                                                                               -------------------
PENNSYLVANIA--3.84%
       125  Allegheny County Pennsylvania Industrial Commercial
              Development MPB Association........................       12/01/04                    6.750               129,494
        30  Caln Township Pennsylvania Municipal Sewer Revenue
              (Escrow to Maturity)...............................       01/01/09                    5.700                31,718
       535  Chester County Pennsylvania Health & Education
              Jefferson Health Systems Series B (AMBAC
              Insured)...........................................       05/15/12                    5.000               536,910
        55  Chester County Pennsylvania Hospital Authority
              Revenue (Escrow to Maturity).......................       07/01/09                    7.500                64,412
        95  Conneaut Pennsylvania School District (Escrow to
              Maturity) (AMBAC Insured)..........................       05/01/02                    9.250               105,930
       100  Erie Pennsylvania Higher Education Building Authority
              Higher Education Building Authority Series 1993A...       03/15/20                    5.750               102,270
        70  Montgomery County Pennsylvania Higher Education
              Beaver College (Escrow to Maturity)................       10/01/00                    6.750                72,448
       405  Pittsburgh Pennsylvania Urban Redevelopment Authority
              Oliver Garage Project (FGIC Insured)...............       06/01/11                    5.200               412,869
       220  Unity Township Pennsylvania Municipal Authority
              (Escrow to Maturity)...............................       05/01/08                    6.600               243,496
                                                                                                               -------------------
                                                                                                                      1,699,547
                                                                                                               -------------------
RHODE ISLAND--3.94%
       700  Rhode Island Housing and Mortgage Finance*...........       04/01/22                    8.050               736,323
     1,000  Rhode Island State Turnpike & Bridge Refunding.......       12/01/17                    5.350             1,009,610
                                                                                                               -------------------
                                                                                                                      1,745,933
                                                                                                               -------------------
SOUTH CAROLINA--1.32%
       240  Charleston County South Carolina Hospital Facility
              Roper Hospital (Escrow to Maturity)................       10/01/11                    7.000               278,002
       295  South Carolina State Housing Multi Family (FHA
              Insured)...........................................       07/01/27                    6.050               304,903
                                                                                                               -------------------
                                                                                                                        582,905
                                                                                                               -------------------
SOUTH DAKOTA--1.01%
       400  South Dakota State Health & Educational Revenue St.
              Luke's Hospital Project (Escrow to Maturity).......       10/01/07                    6.800               448,668
                                                                                                               -------------------
TENNESSEE--4.33%
     1,000  Bristol Tennessee Industrial Development Board
              Refunding Shelby Heights Apartments Project........       03/01/22                    6.200             1,030,930
       360  Knox County Tennessee Health Educational & Hospital
              Facility St. Mary's Medical Center (Escrow to
              Maturity)..........................................       08/01/03                    7.250               391,234
       245  La Follette Tennessee Housing Development Corp.
              (FHA/MBIA Insured).................................       01/01/05                    5.400               253,849

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         -------------------  ---------------------  -------------------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)
TENNESSEE--(CONCLUDED)

$      195  Metropolitan Government Nashville Tennessee Health
              and Education Southern Adv Hospital Adv Health
              Systems (Escrow to Maturity).......................       10/01/09                  8.700%          $     242,933
                                                                                                               -------------------
                                                                                                                      1,918,946
                                                                                                               -------------------
TEXAS--13.32%
     1,000  De Soto Texas Housing Finance Corporation Multi
              Refunding The Colonies Apartments Project
              (Mandatory put 10/01/07 @ 100) (FNMA
              Collateralized)....................................       10/01/27                  5.125               1,022,510
       395  Galveston County Texas Housing Finance Corporation
              Single Family Mortgage Revenue.....................       04/01/15                  9.750                 434,156
       215  Hidalgo County Texas Health Services Corporation
              Mission Hospital Project (Pre-Refunded 08/01/00 @
              103)...............................................       02/01/25                 10.250                 252,062
       295  Houston Texas Airport Systems Revenue (Escrow to
              Maturity)..........................................       07/01/10                  7.600                 353,068
     1,000  Lewisville Texas Housing Finance Corporation Housing
              Lewisville Limited Project (FSA Insured)...........       12/01/08                  5.000               1,001,470
     1,500  Southeast Texas Housing Finance Corp.................       12/01/16                  7.625#                388,635
       450  Tarrant County Texas Health Facilities Development
              Mortgage South Central Nursing A (FHA/MBIA
              Insured)...........................................       01/01/37                  6.000                 490,941
     1,100  Tarrant County Texas Housing Finance Corporation
              Refunding Multi Family Housing Summit Project (FNMA
              Collateralized)....................................       09/01/27                  5.080               1,119,096
       800  Texas State Department Housing and Community Housing
              Senior Dallas/Fort Worth Series A..................       07/01/06                  6.000                 839,816
                                                                                                               -------------------
                                                                                                                      5,901,754
                                                                                                               -------------------
UTAH--4.35%
       300  Salt Lake City Utah Hospital Revenue (Escrow to
              Maturity)..........................................       06/01/09                    7.350               344,463
       590  Salt Lake County Utah Multi Family Housing James
              Pointe Apartment (Mandatory put 10/01/05 @ 100)
              (Asset Guaranty Insurance).........................       10/01/25                    5.500               612,744
       165  Salt Lake County Utah Water Conservation (Escrow to
              Maturity) (MBIA Insured)...........................       10/01/02                   10.875               195,862
       125  Utah State Housing Finance Agency (AMBAC Insured)....       07/01/07                    5.650               130,086
       105  Utah State Housing Finance Agency (AMBAC Insured)....       07/01/07                    5.650               109,153
       515  Utah State Housing Finance Agency (AMBAC Insured)....       07/01/08                    5.900               535,755
                                                                                                               -------------------
                                                                                                                      1,928,063
                                                                                                               -------------------
VIRGINIA--1.99%
       630  Henrico County Virginia Industrial Development
              Authority Refunding Industrial Development Regency
              64 (Optional put 03/01/99 @ 100) (Letter of
              Credit-Signet Bank)*...............................       03/01/16                    4.550               630,088
       250  King George County Virginia Industrial Development
              Elementary School Project..........................       08/01/98                    4.875               250,218
                                                                                                               -------------------
                                                                                                                        880,306
                                                                                                               -------------------
WEST VIRGINIA--1.08%
       385  Kanawha County West Virginia Building Commission
              Revenue St. Francis Hospital (Escrow to
              Maturity)..........................................       12/01/07                    7.500               442,885
        30  Kanawha County West Virginia Residential Mortgage
              Revenue (Escrow to Maturity).......................       09/01/10                    7.375                35,516
                                                                                                               -------------------
                                                                                                                        478,401
                                                                                                               -------------------
WISCONSIN--0.23%
       100  Wisconsin Housing & Economic Development Series G*...       03/01/04                    5.250               102,718
                                                                                                               -------------------
Total Municipal Bonds and Notes (cost--$41,020,757)..............                                                    42,231,658
                                                                                                               -------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                   DATE                  RATE                  VALUE
----------                                                         -------------------  ---------------------  -------------------
TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--0.91%
$      405  FHA Insured Trust 1996-01, Class A1 (1) (FHA Insured)
              (cost--$405,172)...................................       11/01/06                    6.100    % $        404,159
                                                                                                               -------------------


NUMBER OF
  SHARES
----------

TAX FREE MONEY MARKET FUND--2.42%
 1,072,582  MuniCash Portfolio (cost--$1,072,582)............................................................         1,072,582
                                                                                                               -------------------
Total Investments (cost--$42,498,511)--98.65%................................................................        43,708,399
                                                                                                                        598,683
Other assets in excess of liabilities--1.35%.................................................................
                                                                                                               -------------------
Net Assets--100.00%..........................................................................................  $     44,307,082
                                                                                                               -------------------
                                                                                                               -------------------

-----------------

#          Annualized yield at date of purchase on zero coupon bond
*          Security subject to Federal Alternative Minimum Tax
AMBAC      American Municipal Bond Assurance Corporation
FGIC       Financial Guaranty Insurance Corporation
FHA        Federal Housing Authority
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance
GNMA       Government National Mortgage Association
MBIA       Municipal Bond Investors Assurance
(1)        Illiquid security representing 0.91% of net assets.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                MATURITY             INTEREST
  (000)*                                                                  DATES                RATES                VALUE
-----------                                                        -------------------  -------------------  -------------------
LONG-TERM GLOBAL DEBT SECURITIES--86.18%
ARGENTINA--1.63%
                                                                       07/10/02 to
 USD  1,500  Republic of Argentina...............................       03/31/23          5.500 to 8.750%    $      1,222,875
                                                                                                             -------------------
BELGIUM--2.03%
JPY 180,000  Kingdom of Belgium..................................       12/17/99               5.000                1,526,746
                                                                                                             -------------------
GERMANY--18.23%
                                                                       01/04/07 to
     23,549  Federal Republic of Germany.........................       01/04/28          5.625 to 6.500           13,686,780
                                                                                                             -------------------
JAPAN--2.08%
    185,000  Japan Development Bank..............................       10/01/99               5.000                1,559,264
                                                                                                             -------------------
MEXICO--2.05%
  CAD   750  United Mexican States...............................       06/02/03               7.000                  484,286
 USD  1,250  United Mexican States...............................       12/31/19               6.250                1,057,626
                                                                                                             -------------------
                                                                                                                    1,541,912
                                                                                                             -------------------
NORWAY--1.39%
      7,200  Kingdom of Norway...................................       01/15/07               6.750                1,044,213
                                                                                                             -------------------
PHILIPPINES--0.29%
  USD   250  Republic of Philippines.............................       12/01/17               6.500                  216,524
                                                                                                             -------------------
SWEDEN--7.32%
                                                                       10/25/06 to
     39,800  Kingdom of Sweden...................................       08/15/07          6.500 to 8.000            5,492,813
                                                                                                             -------------------
UNITED KINGDOM--18.50%
                                                                       12/07/07 to
      7,599  United Kingdom Gilt.................................       12/07/15          7.250 to 8.000           13,887,290
                                                                                                             -------------------
UNITED STATES--31.79%
        220  African Development Bank (2)........................       10/15/15               6.875                  231,663
        350  Cajun Electrical Power Corp. .......................       03/15/19               9.520                  368,162
JPY 210,000  Federal National Mortgage Association...............       12/20/99               2.000                1,691,050
        500  Rowan Companies Inc. ...............................       07/01/10               6.940                  524,935
        350  Salomon Inc. .......................................       11/30/00               6.625                  356,454
        180  Statoil.............................................       05/01/16               7.375                  196,128
                                                                       11/15/26 to
      4,688  U.S. Treasury Bonds (1).............................       08/15/27          6.375 to 6.625            5,081,739
                                                                       05/31/99 to
     14,532  U.S. Treasury Notes (1).............................       05/31/01          6.250 to 6.500           14,864,805
        550  Xerox Corp. MTN.....................................       06/15/37               5.875                  558,296
                                                                                                             -------------------
                                                                                                                   23,873,232
                                                                                                             -------------------
VENEZUELA--0.87%
  USD   750  Republic of Venezuela...............................       03/31/20               6.750                  651,562
                                                                                                             -------------------
Total Long-Term Global Debt Securities (cost--$64,261,690).......                                                  64,703,211
                                                                                                             -------------------

 NUMBER OF
  SHARES
-----------

MONEY MARKET FUNDS--0.01%
      5,300  Liquid Assets Portfolio (cost--$5,300)........................................................             5,300
                                                                                                             -------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                MATURITY             INTEREST
   (000)                                                                  DATE                 RATE                 VALUE
-----------                                                        -------------------  -------------------  -------------------

REPURCHASE AGREEMENT--8.83%
 $    6,626  Repurchase Agreement dated 01/31/98 with State
               Street Bank & Trust Co., collateralized by
               $4,621,947
               U.S. Treasury Bonds, 9.875% due 11/15/15
               (value-$6,758,650) proceeds: $6,628,761
               (cost-$6,626,000).................................       02/02/98              5.000%         $      6,626,000
                                                                                                             -------------------


 NUMBER OF
  SHARES
-----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--3.41%
MONEY MARKET FUNDS--3.41%
  2,566,200  Liquid Assets Portfolio (cost--$2,566,200)....................................................         2,566,200
                                                                                                             -------------------
                                                                                                                   73,900,711
Total Investments (cost--$73,459,190)--98.43%..............................................................
                                                                                                                    1,177,427
Other assets in excess of liabilities--1.57%...............................................................
                                                                                                             -------------------
                                                                                                             $     75,078,138
Net Assets--100.00%........................................................................................
                                                                                                             -------------------
                                                                                                             -------------------

-----------------

Note:      The Portfolio of Investments is listed by the issuers country of origin.
*          In local currency unless otherwise indicated
MTN        Medium Term Note
USD        U.S. Dollars
(1)        Security, or portion thereof, was on loan at January 31, 1998.
(2)        "Supranational" security denominated in U.S. Dollars.

FOREIGN CURRENCY CONTRACTS

                                                                                                                    UNREALIZED
                                                                          CONTRACT TO                   MATURITY   APPRECIATION
                                                                            DELIVER    IN EXCHANGE FOR    DATES    (DEPRECIATION)
                                                                          -----------  ---------------  ---------  -------------
British Pounds..........................................................    3,947,016  U.S.$ 6,437,371  02/19/98    $    35,310
Canadian Dollars........................................................    4,861,212  U.S.$ 3,340,612  02/19/98        (87,606)
German Deutschemarks....................................................    6,676,825  U.S.$ 3,644,754  02/02/98        (94,874)
German Deutschemarks....................................................   11,147,248  U.S.$ 6,091,625  02/19/98       (160,336)
German Deutschemarks....................................................       98,197  U.S.$   53,662   02/19/98         (1,372)
German Deutschemarks....................................................    3,394,941  U.S.$ 1,855,230  02/19/98        (30,220)
Japanese Yen............................................................  589,691,993  U.S.$ 4,657,277  02/19/98         24,174
Japanese Yen............................................................  534,710,750  U.S.$ 4,223,046  02/19/98        (46,954)
Japanese Yen............................................................  730,436,528  U.S.$ 5,768,851  02/19/98        (76,044)
Norwegian Kroner........................................................   11,401,956  U.S.$ 1,501,423  02/19/98        (70,112)
U.S. Dollars............................................................    3,438,244  CAD 5,005,224    02/02/98         16,470
U.S. Dollars............................................................    3,340,612  CAD 4,861,212    02/19/98        (19,885)
U.S. Dollars............................................................    1,536,576  DEM 2,811,826    02/19/98         34,959
U.S. Dollars............................................................    2,325,221  DEM 4,254,992    02/19/98         65,694
U.S. Dollars............................................................    3,459,117  DEM 6,329,943    02/19/98        107,048
U.S. Dollars............................................................    3,660,550  DEM 6,676,825    04/16/98         94,695
U.S. Dollars............................................................       54,735  GBP    33,560    02/19/98            299
U.S. Dollars............................................................    6,559,526  GBP  4,021,914   02/19/98         36,414
U.S. Dollars............................................................    3,732,836  JPY 472,641,751  02/19/98         26,464
                                                                                                                   -------------
                                                                                                                    $  (145,876)
                                                                                                                   -------------
                                                                                                                   -------------

CURRENCY TYPE ABBREVIATIONS:

CAD--Canadian Dollars             GBP--British Pounds
DEM--German Deutschemarks         JPY --Japanese Yen

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENTS BY TYPE OF ISSUER

                                                       PERCENT OF NET ASSETS
                                                    ----------------------------
                                                      LONG-TERM     SHORT-TERM
                                                    -------------  -------------
Government and other public issuers...............        78.88%        --
Repurchase agreements.............................           --           8.83%
Bank and other financial institutions.............         4.63         --
Money Market Funds................................       --               3.42
Other.............................................         2.67         --
                                                          -----          -----
                                                          86.18%         12.25%
                                                          -----          -----
                                                          -----          -----

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        ------------
COMMON STOCKS--97.82%
AGRICULTURE, FOOD & BEVERAGE--3.83%
  27,700   Bestfoods...........................................................  $  2,700,750
  17,000   Corn Products International Inc.*...................................       544,000
  64,600   Nabisco Holdings Corp. (1)..........................................     2,672,825
 128,900   Tyson Foods Inc. ...................................................     2,328,256
                                                                                 ------------
                                                                                    8,245,831
                                                                                 ------------
BANKS--5.66%
  30,800   Citicorp............................................................     3,665,200
  17,400   Comerica Inc. ......................................................     1,642,125
  16,600   First American Corp. ...............................................       743,887
  20,850   First Security Corp. ...............................................       727,144
  35,200   Hibernia Corp. .....................................................       671,000
  16,200   Regions Financial Corp. ............................................       633,825
  37,286   US Bancorp..........................................................     4,082,817
                                                                                 ------------
                                                                                   12,165,998
                                                                                 ------------
CHEMICALS--2.15%
  34,900   Eastman Chemical Co. ...............................................     2,078,731
  17,500   Geon Co. ...........................................................       371,875
  69,200   Lyondell Petrochemical Co. .........................................     1,764,600
  10,300   Witco Corp. ........................................................       417,150
                                                                                 ------------
                                                                                    4,632,356
                                                                                 ------------
COMPUTER HARDWARE--8.11%
 181,100   EMC Corp.*..........................................................     5,897,069
  56,600   Seagate Technology, Inc.*...........................................     1,312,412
 127,200   Xerox Corp. (1).....................................................    10,223,700
                                                                                 ------------
                                                                                   17,433,181
                                                                                 ------------
COMPUTER SOFTWARE--0.09%
  30,000   Informix Corp.*.....................................................       195,000
                                                                                 ------------
DEFENSE/AEROSPACE--6.17%
  89,866   Lockheed Martin Corp. ..............................................     9,351,681
  75,000   Raytheon Co. (1)....................................................     3,909,375
                                                                                 ------------
                                                                                   13,261,056
                                                                                 ------------
DIVERSIFIED RETAIL--1.40%
  65,300   Sears Roebuck & Co. ................................................     3,007,881
                                                                                 ------------
DRUGS & MEDICINE--9.62%
  64,900   Allergan, Inc. .....................................................     2,206,600
  63,300   Alza Corp.* (1).....................................................     2,255,062
  51,100   American Home Products Corp. .......................................     4,876,856
  24,800   Biogen Inc.*........................................................     1,019,900
  31,875   Covance Inc.*.......................................................       603,633
  29,100   Forest Labs Inc.*...................................................     1,727,813
  25,500   Genzyme Corp.*......................................................       680,531
 101,000   Schering-Plough Corp. ..............................................     7,309,875
                                                                                 ------------
                                                                                   20,680,270
                                                                                 ------------
ELECTRIC UTILITIES--5.83%
  81,700   CMS Energy Corp. ...................................................     3,477,356
 165,300   Entergy Corp. ......................................................     4,731,712
  25,800   Firstenergy Corp. ..................................................       748,200

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        ------------

ELECTRIC UTILITIES--(CONCLUDED)

 189,000   PECO Energy Co. ....................................................  $  3,579,188
                                                                                 ------------
                                                                                   12,536,456
                                                                                 ------------
ELECTRICAL EQUIPMENT--0.45%
  28,920   Comverse Technology Inc.*...........................................       974,243
                                                                                 ------------
ELECTRONIC COMPONENTS--0.48%
  48,200   Commscope Inc.*.....................................................       632,625
  32,725   General Semiconductor Inc.*.........................................       390,655
                                                                                 ------------
                                                                                    1,023,280
                                                                                 ------------
FINANCIAL SERVICES--3.15%
 121,350   AON Corp. ..........................................................     6,772,847
                                                                                 ------------
FOREST PRODUCTS, PAPER--4.13%
  15,500   Champion International Corp. .......................................       793,407
  74,000   Fort James Corp. ...................................................     3,177,375
  84,800   Kimberly Clark Corp. ...............................................     4,425,500
  15,150   Westvaco Corp. .....................................................       491,428
                                                                                 ------------
                                                                                    8,887,710
                                                                                 ------------
FOOD RETAIL--0.51%
 122,800   Food Lion Inc. .....................................................     1,097,525
                                                                                 ------------
FREIGHT, AIR, SEA & LAND--3.29%
 108,800   Federal Express Corp.*..............................................     7,078,800
                                                                                 ------------
HEAVY MACHINERY--0.78%
  48,100   Harnischfeger Industries Inc. ......................................     1,683,500
                                                                                 ------------
HOUSEHOLD PRODUCTS--1.18%
  32,700   Dial Corp. .........................................................       684,656
  12,400   National Services Industries, Inc. .................................       620,000
  62,200   Viad Corp. .........................................................     1,236,225
                                                                                 ------------
                                                                                    2,540,881
                                                                                 ------------
INDUSTRIAL PARTS--1.49%
   4,900   Briggs & Stratton Corp. ............................................       215,906
  33,500   Pentair Inc. .......................................................     1,147,375
  12,900   Timken Co. .........................................................       416,025
  39,500   York International Corp. ...........................................     1,431,875
                                                                                 ------------
                                                                                    3,211,181
                                                                                 ------------
INFORMATION & COMPUTER SERVICES--6.00%
  83,000   Automatic Data Processing Inc. .....................................     4,964,437
 153,120   First Data Corp. ...................................................     4,689,300
  41,250   Interpublic Group Companies, Inc. ..................................     2,023,828
  61,700   Reynolds & Reynolds Co. ............................................     1,226,288
                                                                                 ------------
                                                                                   12,903,853
                                                                                 ------------
MEDICAL PRODUCTS--2.67%
  81,900   Baxter International Inc. ..........................................     4,560,806
  27,400   Beckman Instruments Inc. ...........................................     1,179,913
                                                                                 ------------
                                                                                    5,740,719
                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        ------------

COMMON STOCKS--(CONCLUDED)

MEDICAL PROVIDERS--4.31%
 150,600   Corning, Inc. ......................................................  $  5,120,400
  28,600   Health Care & Retirement Corp.*.....................................     1,135,062
  39,700   Manor Care Inc. ....................................................     1,377,094
  67,000   Vencor Inc.*........................................................     1,641,500
                                                                                 ------------
                                                                                    9,274,056
                                                                                 ------------
MINING & METALS--1.22%
  25,400   Birmingham Steel Corp. .............................................       420,688
  30,100   Crown Cork & Seal, Inc. ............................................     1,489,950
  18,560   Martin Marietta Inc. ...............................................       705,280
                                                                                 ------------
                                                                                    2,615,918
                                                                                 ------------
MOTOR VEHICLES--3.57%
  17,800   Echlin, Inc. .......................................................       633,012
  91,000   Goodyear Tire & Rubber Co. (1)......................................     5,698,875
  27,300   Lear Corp.*.........................................................     1,356,469
                                                                                 ------------
                                                                                    7,688,356
                                                                                 ------------
OIL REFINING--2.75%
  84,900   Enron Corp. ........................................................     3,518,044
  72,116   Ultramar Diamond Shamrock...........................................     2,402,364
                                                                                 ------------
                                                                                    5,920,408
                                                                                 ------------
OTHER INSURANCE--3.38%
  41,400   CIGNA Corp. ........................................................     7,019,887
   6,100   Old Republic International Corp. ...................................       239,044
                                                                                 ------------
                                                                                    7,258,931
                                                                                 ------------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        ------------

PUBLISHING--1.77%
  62,900   Gannett Inc. .......................................................  $  3,805,450
                                                                                 ------------
RAILROADS--3.20%
  79,400   Burlington Northern Santa Fe Inc. ..................................     6,887,950
                                                                                 ------------
REAL PROPERTY--2.18%
  33,400   Champion Enterprise Inc.*...........................................       653,387
   9,700   Fleetwood Enterprises Inc. .........................................       403,763
  73,800   Masco Corp. (1).....................................................     3,634,650
                                                                                 ------------
                                                                                    4,691,800
                                                                                 ------------
SPECIALTY RETAIL--2.71%
  93,600   Circuit City Stores, Inc. ..........................................     3,194,100
  40,200   CVS Corp. ..........................................................     2,635,613
                                                                                 ------------
                                                                                    5,829,713
                                                                                 ------------
TOBACCO--3.45%
 178,700   Phillip Morris Co. Inc. ............................................     7,416,050
                                                                                 ------------
WIRELESS TELECOMMUNICATIONS--2.29%
  88,500   Nextel Communications Inc.*.........................................     2,417,156
 144,400   Nextlevel Systems Inc.*.............................................     2,508,950
                                                                                 ------------
                                                                                    4,926,106
                                                                                 ------------
Total Common Stocks (cost--$179,169,208).......................................   210,387,306
                                                                                 ------------

MONEY MARKET FUNDS--0.01%
   11,609  Liquid Assets Portfolio (cost--$11,609).............................        11,609
                                                                                 ------------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                               DATES              RATES
---------                                                      --------------------  --------------
U.S. GOVERNMENT OBLIGATIONS@--0.16%
$     350  U.S. Treasury Bills+ (cost--$344,186).............        05/28/98           5.155      %      344,210
                                                                                                     ------------

REPURCHASE AGREEMENT--1.88%
    4,040  Repurchase Agreement dated 01/30/98 with State
             Street Bank & Trust Co., collateralized by
             $2,819,681 U.S. Treasury Bonds, 9.875% due
             11/15/15; (value-$4,123,205)
             proceeds: $4,041,683 (cost-$4,040,000)..........        02/02/98           5.000           4,040,000
                                                                                                     ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                                              VALUE
----------                                                                                                        -------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--8.55%
MONEY MARKET FUNDS--8.55%
16,882,161  Liquid Assets Portfolio.............................................................................  $  16,882,161
     5,089  Prime Portfolio.....................................................................................          5,089
 1,157,474  TempCash Portfolio..................................................................................      1,157,474
   348,675  TempFund Portfolio..................................................................................        348,675
                                                                                                                  -------------
Total Investments of Cash Collateral for Securities Loaned (cost--$18,405,008)..................................     18,393,399
                                                                                                                  -------------
Total Investments (cost--$201,958,402)--108.42%.................................................................    233,176,524
Liabilities in excess of other assets--(8.42)%..................................................................    (18,116,506)
                                                                                                                  -------------
Net Assets--100.00%.............................................................................................  $ 215,060,018
                                                                                                                  -------------
                                                                                                                  -------------

-----------------

*          Non-income producing security
+          Entire or partial amount pledged as collateral for futures transactions.
@          Interest rate shown is discount rate at date of purchase.
(1)        Security, or portion thereof, was on loan at January 31, 1998.

FUTURES CONTRACTS

NUMBER OF                                                                                    IN       EXPIRATION   UNREALIZED
CONTRACTS                              CONTRACTS TO RECEIVE                             EXCHANGE FOR     DATE      APPRECIATION
----------  --------------------------------------------------------------------------  ------------  -----------  -----------
    7       S&P 500...................................................................   $3,704,250   March 1998    $  69,570
                                                                                                                   -----------
                                                                                                                   -----------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------
COMMON STOCKS--98.83%
AGRICULTURE, FOOD & BEVERAGE--3.91%
  70,200   Campbell Soup Co....................................................  $ 3,755,700
  62,400   The Coca-Cola Co....................................................    4,040,400
                                                                                 -----------
                                                                                   7,796,100
                                                                                 -----------
BANKS--3.30%
  33,100   The Chase Manhattan Corp............................................    3,547,906
  50,600   NationsBank Corp....................................................    3,036,000
                                                                                 -----------
                                                                                   6,583,906
                                                                                 -----------
CHEMICALS--1.64%
  52,000   Sealed Air Corp.* (1)...............................................    3,269,500
                                                                                 -----------
COMPUTER HARDWARE--10.11%
 137,250   Cisco Systems, Inc.*................................................    8,655,328
 242,400   Compaq Computer Corp.*..............................................    7,287,150
  42,400   Dell Computer Corp.*................................................    4,216,150
                                                                                 -----------
                                                                                  20,158,628
                                                                                 -----------
COMPUTER SOFTWARE--1.98%
  26,400   Microsoft Corp.*....................................................    3,938,550
                                                                                 -----------
CONSUMER DURABLES--1.27%
  66,000   Sunbeam-Oster Co., Inc..............................................    2,503,875
                                                                                 -----------
DEFENSE/AEROSPACE--2.17%
 111,000   Allied-Signal, Inc..................................................    4,322,063
                                                                                 -----------
DIVERSIFIED RETAIL--4.59%
  39,100   Dayton Hudson Corp..................................................    2,812,756
  55,200   Kohls Corp.*........................................................    3,829,500
  62,800   Wal Mart Stores, Inc. (1)...........................................    2,504,150
                                                                                 -----------
                                                                                   9,146,406
                                                                                 -----------
DRUGS & MEDICINE--9.86%
  48,500   Bristol-Myers Squibb Co.............................................    4,834,844
  64,000   Merck & Co., Inc....................................................    7,504,000
 101,000   Schering-Plough Corp................................................    7,309,875
                                                                                 -----------
                                                                                  19,648,719
                                                                                 -----------
ELECTRIC UTILITIES--0.82%
  38,400   AES Corp.*..........................................................    1,644,000
                                                                                 -----------
ELECTRICAL EQUIPMENT--5.12%
  50,000   Lucent Technologies Inc. (1)........................................    4,425,000
 133,900   Solectron Corp.*....................................................    5,791,175
                                                                                 -----------
                                                                                  10,216,175
                                                                                 -----------
ELECTRICAL POWER--1.25%
  88,800   United States Industries Inc........................................    2,491,950
                                                                                 -----------
ENERGY RESERVES & PRODUCTION--1.30%
  78,300   Apache Corp.........................................................    2,593,688
                                                                                 -----------
ENTERTAINMENT--3.39%
  37,200   Carnival Corp.......................................................    2,076,225
  44,000   Walt Disney Co......................................................    4,688,750
                                                                                 -----------
                                                                                   6,764,975
                                                                                 -----------

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

ENVIRONMENTAL SERVICES--1.91%
 103,600   USA Waste Services Inc.* (1)........................................  $ 3,807,300
                                                                                 -----------
FINANCIAL SERVICES--2.06%
 131,900   MBNA Corp...........................................................    4,097,144
                                                                                 -----------
FOOD RETAIL--1.96%
 100,000   Kroger Co.*.........................................................    3,912,500
                                                                                 -----------
HOUSEHOLD PRODUCTS--6.83%
  62,300   Colgate-Palmolive Co................................................    4,563,475
  60,000   Gillette Co.........................................................    5,925,000
  39,900   Procter & Gamble Co.................................................    3,127,162
                                                                                 -----------
                                                                                  13,615,637
                                                                                 -----------
INDUSTRIAL PARTS--1.21%
  29,600   United Technologies Corp............................................    2,416,100
                                                                                 -----------
LEISURE--1.13%
  89,800   Harley Davidson Inc.................................................    2,256,225
                                                                                 -----------
LONG DISTANCE & PHONE COMPANIES--2.36%
 131,300   WorldCom, Inc.*.....................................................    4,702,181
                                                                                 -----------
MEDIA--1.45%
  80,700   Liberty Media Group, Series A*......................................    2,890,069
                                                                                 -----------
MEDICAL PRODUCTS--7.60%
  62,100   Abbott Laboratories.................................................    4,397,456
  85,600   Medtronic, Inc. (1).................................................    4,370,950
 143,700   Tyco International Ltd..............................................    6,376,688
                                                                                 -----------
                                                                                  15,145,094
                                                                                 -----------
OIL SERVICES--3.41%
  34,000   BJ Services Co.*....................................................    2,059,125
  81,900   Noble Drilling Corp.................................................    2,190,825
  34,700   Schlumberger Ltd. (1)...............................................    2,556,956
                                                                                 -----------
                                                                                   6,806,906
                                                                                 -----------
OTHER INSURANCE--3.58%
  37,000   American International Group Inc....................................    4,081,562
  73,000   Travelers Property Casualty Corp....................................    3,047,750
                                                                                 -----------
                                                                                   7,129,312
                                                                                 -----------
SECURITIES & ASSET MANAGEMENT--7.03%
  53,500   Merrill Lynch & Co., Inc............................................    3,377,188
  80,000   Morgan Stanley, Dean Witter, Discover & Co..........................    4,670,000
 120,449   Travelers Group Inc.................................................    5,962,225
                                                                                 -----------
                                                                                  14,009,413
                                                                                 -----------
SEMICONDUCTOR--2.75%
  38,000   Altera Corp.........................................................    1,301,500
  27,600   Applied Materials Inc.* (1).........................................      905,625
  40,500   Intel Corp..........................................................    3,280,500
                                                                                 -----------
                                                                                   5,487,625
                                                                                 -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONCLUDED)

SPECIALTY RETAIL--1.99%
  65,700   Home Depot, Inc.....................................................  $ 3,962,531
                                                                                 -----------
TOBACCO--2.85%
 137,000   Phillip Morris Co. Inc..............................................    5,685,500
                                                                                 -----------
Total Common Stocks (cost--$176,970,049).......................................  197,002,072
                                                                                 -----------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--7.82%
MONEY MARKET FUNDS--7.82%
8,724,424  Liquid Assets Portfolio.............................................  $ 8,724,424
1,741,752  Prime Portfolio.....................................................    1,741,752
5,117,439  TempCash Portfolio..................................................    5,117,439
   8,285   TempFund Portfolio..................................................        8,285
                                                                                 -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$15,591,900)..........................................................   15,591,900
                                                                                 -----------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                                DATE               RATE
---------                                                      --------------------  --------------
REPURCHASE AGREEMENT--1.32%
$  2,621   Repurchase Agreement dated 01/30/98 with State
             Street Bank & Trust Co., collateralized by
             $1,828,271 U.S. Treasury Notes, 9.875% due
             11/15/15 (value-$2,673,471) proceeds: $2,622,092
             (cost-$2,621,000)...............................        02/02/98            5.000%        2,621,000
                                                                                                     -----------
Total Investments (cost--$195,182,949)--107.97%..............                                        215,214,972
Liabilities in excess of other assets--(7.97)%...............                                        (15,879,449)
                                                                                                     -----------
Net Assets--100.00%..........................................                                        $199,335,523
                                                                                                     -----------
                                                                                                     -----------

-----------------

*          Non-income producing security
(1)        Security, or a portion thereof, was loaned at January 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------
COMMON STOCKS--95.19%
AGRICULTURE, FOOD & BEVERAGE--0.76%
   2,600   Cagle's Inc. .......................................................  $    30,225
  14,200   Chock Full of Nuts Corp.*...........................................       98,512
   2,372   ERLY Industries Inc.*...............................................       16,011
  24,100   Fleming Companies Inc...............................................      363,006
   1,900   Grist Mill Co.*.....................................................       18,649
  20,892   Imperial Holly Corp. ...............................................      180,193
  19,500   Nash Finch Co. .....................................................      380,250
  11,000   Orange Company, Inc. New............................................       81,125
   6,000   Suprema Specialties Inc.*...........................................       20,063
   9,300   Sylvan, Inc.*.......................................................      114,506
                                                                                 -----------
                                                                                   1,302,540
                                                                                 -----------
AIRLINES--2.16%
  25,400   Alaska Air Group Inc.* (1)..........................................    1,233,487
  51,500   America West Holding Corp.*.........................................    1,123,344
  21,600   ASA Holdings Inc. ..................................................      745,200
  13,300   Mesa Air Group Inc.*................................................       89,775
   9,750   Midwest Express Holdings Inc.*......................................      405,234
  16,600   World Airways Inc. New*.............................................       86,113
                                                                                 -----------
                                                                                   3,683,153
                                                                                 -----------
ALCOHOL--0.03%
   5,600   Todhunter International Inc.*.......................................       55,300
                                                                                 -----------
APPAREL, RETAIL--0.40%
   9,600   Cache Inc.*.........................................................       30,300
   9,200   Cato Corp. New......................................................      104,650
   1,700   Concord Fabrics Inc.*...............................................       14,875
   5,500   Filenes Basement Corp.*.............................................       23,891
   5,200   Finish Line Inc.*...................................................       65,533
   1,700   Haskel International Inc. ..........................................       19,990
   5,300   S & K Famous Brands Inc.*...........................................       67,492
  25,000   Syms Corp.*.........................................................      353,125
                                                                                 -----------
                                                                                     679,856
                                                                                 -----------
APPAREL, TEXTILES--2.80%
  69,100   Burlington Industries Inc.*.........................................      984,675
  42,800   Collins & Aikman Corp.*.............................................      355,775
  12,725   Conso Products Co.*.................................................       93,847
   7,600   Culp, Inc. .........................................................      152,000
   1,666   Decorator Industries, Inc. .........................................       14,994
  10,100   Dixie Group Inc. ...................................................      113,625
  22,600   Dyersburg Corp. ....................................................      233,062
   6,600   G-III Apparel Group Ltd.*...........................................       37,125
  15,300   Galey & Lord Inc.*..................................................      243,844
   6,700   Garan Inc. .........................................................      158,288
  39,900   Guilford Mills, Inc. ...............................................    1,057,350
   4,600   Hampshire Group, Ltd.*..............................................       79,350
  28,000   Hartmarx Corp.*.....................................................      208,250
  31,000   Justin Industries Inc. .............................................      410,750
  12,500   Marisa Christina Inc.*..............................................       56,250
   5,800   Maxwell Shoe Inc.*..................................................       81,925
  11,200   Supreme International Corp.*........................................      116,200
   2,800   Tarrant Apparel Group*..............................................       45,500
  33,600   Tultex Corp.*.......................................................      126,000
   3,600   Weyco Group Inc. ...................................................       76,500

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

APPAREL, TEXTILES--(CONCLUDED)

  19,000   Worldtex, Inc.*.....................................................  $   142,500
                                                                                 -----------
                                                                                   4,787,810
                                                                                 -----------
BANKS--3.28%
   2,600   American Bank Inc. .................................................      122,200
   1,065   Associated Banc Corp. ..............................................       54,981
   4,600   Banknorth Group Inc. ...............................................      286,350
   5,156   Chittenden Corp. ...................................................      183,038
  22,500   Citizens Banking Corp. .............................................      720,000
     383   Commerce Bancorp, Inc. .............................................       17,222
   6,300   Community Trust Bancorp Inc. .......................................      191,756
  16,900   Corus Bank Shares Inc. .............................................      650,650
   3,150   CVB Financial Corp. ................................................       83,081
   2,200   Evergreen Bancorp Inc. .............................................       51,700
   4,100   First Citizens Bancshares, Inc. ....................................      471,500
   7,500   First Western Bancorp Inc. .........................................      217,500
   4,600   Firstbank Illinois Co. .............................................      174,800
   9,123   HUBCO Inc. .........................................................      326,147
   2,587   Interchange Financial Services Inc. ................................       74,700
   5,700   Mid America Bancorp.................................................      178,838
   1,953   National Penn Banc Shares Inc. .....................................       60,543
   7,100   Onbancorp Inc. .....................................................      495,225
  13,000   One Valley Bancorp West Virginia Inc. ..............................      455,812
   3,350   Susquehanna Bank Shares Inc. .......................................      121,019
   3,665   Union Planters Corp. ...............................................      225,398
   6,400   United Bank Shares Inc. ............................................      300,000
   1,900   U.S. Bancorp. Inc. .................................................      134,900
                                                                                 -----------
                                                                                   5,597,360
                                                                                 -----------
CHEMICALS--2.85%
   7,910   Aceto Corp. ........................................................      160,177
   4,100   American Biltrite Inc. .............................................      100,963
   3,300   American Vanguard Corp. ............................................       21,244
   3,100   Ameron, Inc. .......................................................      182,319
   3,300   Atlantis Plastics Inc.*.............................................       16,706
  13,500   Bairnco Corp. ......................................................      137,531
  12,200   Congoleum Corp. New*................................................      114,375
   6,800   Environmental Technologies*.........................................       41,650
  43,200   Foamex International Inc. ..........................................      556,200
  12,000   Furon Co. ..........................................................      233,250
  31,800   Gencorp Inc. .......................................................      787,050
   2,800   General Magnaplate Corp. ...........................................       19,250
  15,700   Gundle/SLT Environmental Inc.*......................................       86,350
   9,135   Hawkins Chemical Inc. ..............................................       91,350
  12,000   High Plains Corp.*..................................................       36,000
   6,600   Martin Color-Fi Inc.*...............................................       29,288
   1,300   Maxco Inc.*.........................................................       13,650
  47,109   Mississippi Chemical Corp. .........................................      845,018
   1,900   NCH Corp. ..........................................................      119,139
   1,800   Raven Industies Inc. ...............................................       40,725
  11,200   Stepan Chemical Co. ................................................      312,200
   4,700   Sybron Chemicals Inc. ..............................................      163,325
  63,800   Terra Industries Inc. ..............................................      765,600
                                                                                 -----------
                                                                                   4,873,360
                                                                                 -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)

COMPUTER HARDWARE--2.27%
  13,600   Amplicon Inc. ......................................................  $   241,400
   1,300   Asante Technologies*................................................        3,993
  33,300   Auspex Systems Inc.*................................................      299,700
  37,100   Banctec, Inc.*......................................................      948,369
   9,300   Compucom Systems Inc.*..............................................       74,981
   4,500   Dataram Corp.*......................................................       41,625
     200   Equinox Systems Inc.*...............................................        3,800
   5,000   Franklin Electronic Publishers Inc.*................................       64,375
   6,200   Gradco Systems Inc.*................................................       41,850
   8,500   Lumisys Inc.*.......................................................       42,500
   1,500   McRae Industries Inc. ..............................................       11,344
   6,200   Microage Inc.*......................................................       67,812
  10,200   Miltope Group Inc.*.................................................       32,513
  33,500   Network Equipment Technologies, Inc.*...............................      422,937
   7,800   Rainbow Technologies Inc.*..........................................      193,050
   6,200   SED International Holdings Inc.*....................................       69,750
  31,400   Stratus Computer Inc.*..............................................    1,324,687
                                                                                 -----------
                                                                                   3,884,686
                                                                                 -----------
COMPUTER SOFTWARE--0.20%
  18,400   3Do Co.*............................................................       39,100
   4,500   CFI Proservices Inc.*...............................................       68,625
   1,800   GSE Systems Inc.*...................................................        4,050
  20,100   MacNeal Schwendler Corp.*...........................................      187,181
   3,100   Programmers Paradise Inc.*..........................................       30,225
   1,200   Santa Cruz Operation Inc.*..........................................        4,875
                                                                                 -----------
                                                                                     334,056
                                                                                 -----------
CONSUMER DURABLES--1.33%
   6,600   Chromcraft Revington Inc.*..........................................      190,575
   5,100   Craftmade International Inc. .......................................       62,156
   2,900   Flexsteel Industries Inc. ..........................................       37,700
   7,000   Middleby Corp.*.....................................................       49,438
  28,500   Mikasa Inc. ........................................................      391,875
  18,800   O'Sullivan Industries*..............................................      189,175
   2,100   Pulaski Furniture Corp. ............................................       40,688
   2,400   Shelby Williams Industries Inc. ....................................       37,950
   5,100   Stanley Furniture Co., Inc.*........................................      157,462
   3,800   Tab Products Co. ...................................................       44,175
  13,700   Toro Co. ...........................................................      533,444
  12,800   United States Can Corp.*............................................      192,000
   5,610   Virco Manufacturing Corp. ..........................................      148,314
   9,900   Winsloew Furniture Inc.*............................................      191,812
                                                                                 -----------
                                                                                   2,266,764
                                                                                 -----------
DEFENSE/AEROSPACE--0.96%
  23,000   Alliant Techsystems Inc.*...........................................    1,367,062
   5,600   Allied Research Corp.*..............................................       63,000
   7,300   Edo Corp. ..........................................................       65,700
   6,200   Herley Industries Inc.*.............................................       72,850
   5,700   Safety Components International Inc.*...............................       77,663
                                                                                 -----------
                                                                                   1,646,275
                                                                                 -----------
DIVERSIFIED RETAIL--0.29%
  16,900   Ames Department Stores Inc.*........................................      242,938
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

DIVERSIFIED RETAIL--(CONCLUDED)

  37,900   Homebase Inc.*......................................................  $   255,825
                                                                                 -----------
                                                                                     498,763
                                                                                 -----------
DRUGS & MEDICINE--0.59%
  12,400   Bindley Western Industries, Inc. ...................................      346,425
  29,300   Herbalife International Inc. .......................................      664,134
                                                                                 -----------
                                                                                   1,010,559
                                                                                 -----------
ELECTRIC UTILITIES--6.74%
  15,600   Black Hills Corp. ..................................................      512,850
  31,000   Central Hudson Gas & Electric Corp. ................................    1,234,187
  38,500   Central Louisiana Electric Co. .....................................    1,195,906
  18,200   Central Vermont Public Service Corp. ...............................      242,288
  27,700   Commonwealth Energy Systems.........................................      952,187
  24,900   Eastern Utilities Associates........................................      599,156
  59,900   El Paso Electric Co.*...............................................      434,275
   1,300   Florida Public Utilities Co. .......................................       30,631
   5,900   Green Mountain Power Corp. .........................................      113,575
   5,000   Orange & Rockland Utilities Inc. ...................................      222,500
   9,100   Otter Tail Power Co. ...............................................      342,388
  71,400   Public Service Co...................................................    1,615,425
  21,600   Rochester Gas & Electric Corp. .....................................      677,700
   8,400   Saint Joseph Light & Power Co. .....................................      151,725
   4,700   Sierra Pacific Resources............................................      166,263
  18,200   Sig Corp Inc. ......................................................      519,838
  19,400   TNP Enterprises Inc. ...............................................      648,687
  55,000   Unisource Energy Corp. .............................................      948,750
  14,800   United Illuminating Co. ............................................      630,850
   6,400   Unitil Corp. .......................................................      172,000
   3,400   Upper Peninsula Energy Corp. .......................................       92,650
                                                                                 -----------
                                                                                  11,503,831
                                                                                 -----------
ELECTRICAL EQUIPMENT--2.55%
   3,000   ADE Corp. Massachusetts*............................................       50,063
  49,100   Ampex Corp.*........................................................      150,369
  11,000   Applied Magnetics Corp.* (1)........................................      127,875
   1,800   Ault Inc. ..........................................................       10,238
   8,800   Bel Fuse Inc.*......................................................      193,050
   8,400   Ceradyne Inc. California*...........................................       39,900
  14,400   Cherry Corp.*.......................................................      219,600
   4,600   Circuit Systems, Inc.*..............................................       19,981
   3,100   Continental Circuits Corp.*.........................................       43,400
  11,100   CTS Corp. ..........................................................      357,975
   2,400   DBA Systems Inc.*...................................................       18,750
   7,900   Hutchinson Technology Inc.*.........................................      198,487
  13,900   Intervoice Inc.*....................................................      136,394
   5,600   ITI Technologies Inc.*..............................................      137,900
   5,100   Jaco Electronics Inc.*..............................................       34,106
  29,100   Kemet Corp.*........................................................      538,350
   7,700   Louisiana Barge Inc.*...............................................       31,763
  10,900   Methode Electronics Inc. ...........................................      156,687
  15,400   Mosaix Inc.*........................................................      140,525
   2,200   Nortech Systems Inc.*...............................................       10,175
   4,900   O. I. Corp.*........................................................       21,284
   7,900   Park Electrochemical Corp. .........................................      252,800
  29,300   Pioneer Standard Electronics, Inc. .................................      408,369

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
ELECTRICAL EQUIPMENT--(CONCLUDED)

   5,300   Plexus Corp.*.......................................................  $    82,150
   1,900   Quad Systems Corp.*.................................................        9,619
  10,500   Quixote Corp. ......................................................       85,969
  31,400   Read Rite Corp.*....................................................      465,112
  13,500   Richey Electronics Inc.*............................................      119,812
   1,900   Robinson Nugent Inc. ...............................................        8,550
   4,300   Sigmatron International Inc.*.......................................       44,881
   3,900   Spectrum Control Inc.*..............................................       20,963
   4,300   Speizman Industries Inc.*...........................................       23,650
  11,000   Teltrend Inc.*......................................................      160,875
   4,000   Video Display Corp.*................................................       37,500
                                                                                 -----------
                                                                                   4,357,122
                                                                                 -----------
ELECTRICAL POWER--0.32%
   2,700   Carbide/Graphite Group Inc.*........................................       91,800
  12,400   Hughes Supply Inc. .................................................      404,550
   4,500   Sl Industries Inc. .................................................       54,000
                                                                                 -----------
                                                                                     550,350
                                                                                 -----------
ELECTRONIC COMPONENTS--0.02%
   1,300   Axsys Technologies Inc. ............................................       27,300
                                                                                 -----------
ENERGY RESERVES & PRODUCTION--0.70%
  33,400   Aquila Gas Pipeline Corp. ..........................................      354,875
   7,700   Benton Oil & Gas Co.*...............................................       95,287
   1,800   California Water Service Group......................................       52,650
     400   Columbus Energy Corp.*..............................................        3,450
   2,000   Enex Resources Corp. ...............................................       22,000
     970   Forcenergy Inc. ....................................................       21,643
   2,700   Prima Energy Corp.*.................................................       47,250
  20,600   Vintage Petroleum Inc. .............................................      363,075
   5,000   Williams Clayton Energy Inc.*.......................................       63,750
  12,518   Wilshire Oil Co. ...................................................       71,979
   7,600   Wiser Oil Co. ......................................................       99,750
                                                                                 -----------
                                                                                   1,195,709
                                                                                 -----------
ENTERTAINMENT--0.09%
   6,000   Intrav Inc. ........................................................       77,250
   9,000   Rentrak Corp.*......................................................       39,938
   4,700   Vaughns Inc.*.......................................................       28,200
                                                                                 -----------
                                                                                     145,388
                                                                                 -----------
ENVIRONMENTAL SERVICES--0.13%
     800   GNI Group Inc.*.....................................................        4,800
   6,100   Layne Christensen Co.*..............................................       85,400
   7,400   MFRI Inc.*..........................................................       63,825
   2,700   Schnitzer Steel Industries Inc. ....................................       66,842
                                                                                 -----------
                                                                                     220,867
                                                                                 -----------
FINANCIAL SERVICES--2.19%
  22,600   Arcadia Financial Ltd.* (1).........................................      138,425
   7,650   Dain Rauscher Corp. ................................................      434,137
   3,800   Dewolfe Cos Inc.*...................................................       23,275
   3,300   First Cash Inc.*....................................................       23,616
   3,000   Frontier Adjusters America Inc. ....................................        8,438
  27,200   Gallagher Arthur J & Co. ...........................................    1,006,400
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

FINANCIAL SERVICES--(CONCLUDED)

   8,200   Kaye Group Inc. ....................................................  $    53,300
   1,000   Lexington Global Asset Management...................................        7,415
  29,400   National Auto Credit Inc.*..........................................       31,238
   7,500   National Discount Brokers Group*....................................       78,281
   2,400   Pacific Crest Capital Inc.*.........................................       43,800
   3,800   Refac Technology Development Corp. .................................       46,075
  24,150   Resource Bank Shares Mortgage Group Inc. ...........................      390,928
   4,300   Strattec Security Corp.*............................................      117,712
  17,800   Student Loan Corp. .................................................      809,900
   3,300   TLII Liquidating Corp. .............................................       33,413
  13,600   Union Acceptance Corp.*.............................................      102,000
  28,700   WFS Financial Inc.*.................................................      269,062
  21,600   World Acceptance Corp.*.............................................      118,800
                                                                                 -----------
                                                                                   3,736,215
                                                                                 -----------
FOREST PRODUCTS, PAPER--1.33%
  18,200   ABT Building Products Corp.*........................................      263,900
   4,200   Astronics Corp.*....................................................       34,650
   1,000   BCT International Inc.*.............................................        2,750
  15,400   Caraustar Industries Inc. ..........................................      546,700
   9,050   Fibermark Inc.*.....................................................      205,888
  33,400   Glatfelter PH Co. ..................................................      574,062
  12,100   Paragon Trade Brands Inc.*..........................................       58,231
   1,000   Quipp Inc.*.........................................................       16,625
   7,590   Republic Group Inc. ................................................      138,043
   4,500   Schweitzer Mauduit International Inc. ..............................      160,875
   3,100   Tranzonic Co. ......................................................       89,900
   6,800   Universal Forest Products, Inc. ....................................       89,675
   4,480   Wausau Mosinee Paper Corp. .........................................       92,960
                                                                                 -----------
                                                                                   2,274,259
                                                                                 -----------
FOOD RETAIL--0.52%
   7,100   Eagle Food Certificates Inc.*.......................................       28,844
  24,900   Ingles Markets Inc. ................................................      339,262
  10,200   M & F Worldwide Corp.*..............................................       86,700
   8,700   Marsh Supermarkets Inc. ............................................      137,025
   7,650   Schultz Sav O Stores Inc. ..........................................      114,750
   5,000   Seaway Food Town Inc. ..............................................      110,000
   8,200   Western Beef, Inc.*.................................................       65,600
                                                                                 -----------
                                                                                     882,181
                                                                                 -----------
FREIGHT, AIR, SEA & LAND--0.44%
  11,600   Landstar Systems Inc.*..............................................      303,050
   5,900   Maritrans Inc. .....................................................       53,469
   5,300   MTL Inc.*...........................................................      145,087
   3,300   PAM Transportation Services Inc.*...................................       31,763
   6,700   Roadway Express Inc. Delaware.......................................      146,562
   4,400   Transport Corp. of America*.........................................       67,100
                                                                                 -----------
                                                                                     747,031
                                                                                 -----------
GAS UTILITY--2.83%
   7,000   Aquarion Co. .......................................................      242,813
   3,100   Atrion Corp. .......................................................       41,075
   3,800   Berkshire Gas Co. ..................................................       86,925
   4,700   Chesapeake Utilities Corp. .........................................       92,825

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
GAS UTILITY--(CONCLUDED)

   9,700   Colonial Gas Co. ...................................................  $   278,875
  11,900   Connecticut Energy Corp. ...........................................      323,531
   4,500   Connecticut Water Service Inc. .....................................      138,375
     927   CTG Resources Inc. .................................................       22,190
   2,200   Energen Corp. ......................................................       85,800
   4,800   Energynorth Inc. ...................................................      134,400
  10,900   Indiana Energy Inc. ................................................      317,463
  30,200   Laclede Gas Co. ....................................................      753,112
   3,700   Mobile Gas Service Corp. ...........................................      142,450
   9,900   North Carolina Natural Gas Corp. ...................................      370,012
  23,400   Northwest Natural Gas Co. ..........................................      623,025
  12,200   NUI Corp. ..........................................................      326,350
   6,600   Providence Energy Corp. ............................................      146,025
   2,400   SJW Corp. ..........................................................      138,300
   6,200   South Jersey Industries Inc. .......................................      186,775
   4,800   Southern California Water Co. ......................................      121,500
   2,800   Valley Resources Inc. ..............................................       33,250
   8,900   Yankee Energy Systems Inc. .........................................      224,169
                                                                                 -----------
                                                                                   4,829,240
                                                                                 -----------
HEAVY MACHINERY--0.77%
   2,500   Alamo Group Inc. ...................................................       44,844
   9,150   Allied Products Corp. ..............................................      211,594
  17,100   Cascade Corp. ......................................................      268,256
   4,700   Gehl Co.*...........................................................       89,888
   4,200   Gencor Industries Inc. .............................................       84,263
   1,400   NACCO Industries Inc. ..............................................      140,612
   1,300   Richton International Corp.*........................................        7,475
   6,900   Tennant Co. ........................................................      244,950
  11,500   Titan International Inc. ...........................................      205,562
   4,000   Western Power & Equipment Corp.*....................................       24,500
                                                                                 -----------
                                                                                   1,321,944
                                                                                 -----------
HOTELS--0.90%
  16,400   Ameristar Casinos Inc.*.............................................       94,300
   3,800   Black Hawk Gaming & Development Inc.*...............................       28,500
  17,300   Casino America Inc.*................................................       46,494
  70,800   Grand Casinos Inc.*.................................................      946,950
   7,200   Hammons John Q Hotels Inc.*.........................................       58,950
  12,400   NPC International Inc.*.............................................      120,900
  14,200   Sholodge, Inc.*.....................................................      170,400
   6,900   Supertel Hospitality*...............................................       62,100
                                                                                 -----------
                                                                                   1,528,594
                                                                                 -----------
HOUSEHOLD PRODUCTS--0.83%
   4,900   Align Rite International Inc.*......................................       71,050
   8,600   Allou Health & Beauty Care, Inc.*...................................       65,038
   8,800   American Safety Razor Co.*..........................................      188,100
   6,900   Beauticontrol Cosmetics Inc. .......................................       53,906
   9,600   CCA Industries Inc.*................................................       25,200
  12,300   CPAC Inc.*..........................................................      123,769
   2,800   Dixon Ticonderoga Co.*..............................................       37,975
  15,800   French Fragrances Inc.*.............................................      173,800
   7,400   Jean Phillippe Fragrances Inc.*.....................................       51,800
   3,800   Kimball International Inc. .........................................       66,975
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

HOUSEHOLD PRODUCTS--(CONCLUDED)

   7,300   Libbey Inc. ........................................................  $   254,131
  16,400   Lifetime Hoan Corp. ................................................      161,950
  19,400   Parlux Fragrances Inc.*.............................................       31,525
  10,600   Scotts Liquid Gold Inc. ............................................       35,113
   6,300   Stephan Co. ........................................................       84,262
                                                                                 -----------
                                                                                   1,424,594
                                                                                 -----------
INDUSTRIAL PARTS--6.16%
  12,800   Albany International Corp. .........................................      285,600
  14,900   Amcast Industrial Corp. ............................................      335,250
   3,700   Amistar Corp.*......................................................       12,950
   8,700   Ampco Pittsburgh Corp. .............................................      144,094
  15,800   Aviall Inc.*........................................................      233,050
  16,600   Baldwin Technology Inc.*............................................       81,963
  30,100   Barnes Group Inc. ..................................................      760,025
  22,400   Blount International Inc. ..........................................      557,200
   6,600   Bridgeport Machines Inc.*...........................................       81,675
   5,700   Central Sprinkler Corp.*............................................      108,300
  30,300   Cincinnati Milacron Inc. ...........................................      772,650
  15,300   Commercial Intertech Corp. .........................................      294,525
  10,900   DT Industries Inc. .................................................      388,312
   7,600   Durakon Industries Inc.*............................................       60,800
   8,300   Esterline Technologies Corp.*.......................................      284,794
   5,500   Farr Co.*...........................................................       76,656
   3,500   Farrel Corp. .......................................................       16,625
  32,400   Fedders USA Inc. ...................................................      186,300
  14,800   Genlyte Group Inc.*.................................................      262,700
   9,600   Gleason Corp. ......................................................      233,400
  34,000   Global Industrial Technologies Inc.*................................      561,000
   3,500   Gorman Rupp Co. ....................................................       68,250
  11,800   Graco Inc. .........................................................      493,387
   1,700   Graham Corp.*.......................................................       26,350
   8,200   Hardinge Brothers Inc. .............................................      270,600
   2,310   Hein Werner Corp.*..................................................       15,304
  10,700   Hurco Co. Inc.*.....................................................       70,888
  12,900   Intevac Inc.*.......................................................      117,309
   2,400   K Tron International Inc.*..........................................       39,600
   6,100   Kaman Corp. ........................................................      103,700
   7,600   Knape & Vogt Manufacturing Co. .....................................      164,350
   6,200   Lawson Products Inc. ...............................................      186,000
   7,600   Mestek, Inc.*.......................................................      141,075
   6,800   Newcor Inc. ........................................................       56,100
   5,800   NN Ball & Roller Inc. ..............................................       51,475
   4,200   Nortek, Inc.*.......................................................      108,938
   2,500   P & F Industries Inc.*..............................................       17,500
   3,300   Penn Engineering Manufacturing Corp. ...............................       78,994
   6,000   Portec, Inc. .......................................................       85,500
   7,900   Powell Industries Inc.*.............................................      103,688
  26,100   Quanex Corp. .......................................................      761,794
   4,600   Scotsman Industries, Inc. ..........................................      119,600
  18,900   Specialty Equipment Cos Inc.*.......................................      321,300
  10,200   Standex International Corp. ........................................      281,137
   9,000   Starrett LS Co. ....................................................      338,062
   4,100   Summa Industries Inc.*..............................................       49,713
   6,700   Transtechnology Corp. ..............................................      175,037
   9,000   Trident International Inc.*.........................................      129,375

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--(CONCLUDED)

   3,200   Twin Discount, Inc. ................................................  $    99,800
  10,900   Watts Industries Inc. ..............................................      303,156
                                                                                 -----------
                                                                                  10,515,851
                                                                                 -----------
INDUSTRIAL SERVICES/SUPPLIES--0.98%
   7,800   Cohr Inc.*..........................................................       94,575
   7,700   Daw Technologies Inc.*..............................................       11,309
     200   Etown Corp. ........................................................        7,225
  18,000   Flowserve Corp. ....................................................      481,500
   9,700   Healthcare Services Group Inc.*.....................................      135,800
  23,150   Interpool Inc. .....................................................      313,972
   3,700   Leasing Solutions Inc.*.............................................       96,200
   7,900   McGrath Rentcorp. ..................................................      166,888
   7,200   Monro Muffler Brake Inc.*...........................................      104,400
  10,400   PLM International Inc. .............................................       55,900
  13,100   Sunrise Leasing Corp.*..............................................       35,206
   8,400   Superior Surgical Manufacturing Inc. ...............................      132,300
   7,358   Travel Ports America Inc.*..........................................       28,972
     680   Zimmerman Sign Co.*.................................................        2,550
                                                                                 -----------
                                                                                   1,666,797
                                                                                 -----------
INFORMATION & COMPUTER SERVICES--0.63%
   2,600   Analysis & Technology Inc. .........................................       48,588
  31,000   Dames & Moore Inc. .................................................      393,312
   5,500   Devon Group Inc. New*...............................................      240,625
   6,900   Right Management Consultants Inc.*..................................       83,662
   1,000   Transport Lux Corp. ................................................       14,500
  10,500   Transpro Inc. ......................................................       85,969
   9,300   URS Corp. New*......................................................      124,969
   2,300   Value Line Inc. ....................................................       90,706
                                                                                 -----------
                                                                                   1,082,331
                                                                                 -----------
LEISURE--2.15%
  38,600   Arctic Cat Inc. ....................................................      371,525
  14,900   Cannondale Corp.*...................................................      302,656
  24,100   Department 56 Inc.*.................................................      685,344
   3,800   First Commonwealth Inc. ............................................       40,850
  10,900   GT Bicycles Inc.*...................................................       63,356
   4,700   Harveys Casino Resorts..............................................      106,631
   5,100   Inland Casino Corp. ................................................       14,331
   1,600   K Telephone International Inc.*.....................................       11,800
   2,500   Koss Corp.*.........................................................       26,875
  12,700   Marker International*...............................................       46,038
   2,850   Movado Group Inc. ..................................................       61,275
   4,900   Oneida Ltd. ........................................................      133,831
   4,000   Play By Play Toys & Novelties.......................................       76,000
  38,300   Polaris Industries Inc. ............................................    1,153,787
  17,500   Quintel Entertainment Inc.*.........................................      107,188
   3,700   Rawlings Sporting Goods Co.*........................................       40,700
   4,100   Shuffle Master Inc.*................................................       32,544
  13,300   Stanhome Inc. ......................................................      360,762
   6,784   Swing 'n Slide Corp.*...............................................       27,136
   3,100   Video Update Inc.*..................................................        7,750
                                                                                 -----------
                                                                                   3,670,379
                                                                                 -----------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

LIFE INSURANCE--3.12%
   6,500   Allied Life Financial Corp. ........................................  $   146,250
  55,600   American Annuity Group Inc. ........................................    1,219,725
   3,500   American Heritage Life Investment Corp. ............................      130,156
   6,724   Amerus Life Holdings Inc. ..........................................      231,138
   2,813   Cotton States Life Insurance Co. ...................................       43,945
   6,976   Delphi Financial Group, Inc.*.......................................      308,688
   5,800   Independence Holding Co. New........................................       68,875
  23,000   Liberty Corp. ......................................................    1,045,062
   3,200   Life Re Corp. ......................................................      196,800
  18,700   Life USA Holdings Inc.*.............................................      299,200
   2,300   National Western Life Insurance Co.*................................      223,675
  30,900   PennCorp Financial Group, Inc. (1)..................................      977,212
  19,400   Presidential Life Corp. ............................................      346,775
   9,900   Seibels Bruce Group Inc.*...........................................       70,538
   3,100   Standard Management Corp.*..........................................       21,313
                                                                                 -----------
                                                                                   5,329,352
                                                                                 -----------
MANUFACTURING--GENERAL--0.00%
     314   Axiohm Transaction Solutions*.......................................        4,553
                                                                                 -----------
MANUFACTURING--HIGH TECHNOLOGY--0.13%
   4,500   C&D Technologies....................................................      219,938
                                                                                 -----------
MEDICAL PRODUCTS--0.86%
  12,200   Bio Rad Laboratories Inc.*..........................................      297,375
   3,000   BMC Industries Inc. ................................................       48,750
   4,900   Coherent Inc.*......................................................      226,625
  19,600   Figgie International Holdings Inc.*.................................      259,700
     500   Lakeland Industries, Inc.*..........................................        4,063
   7,100   Maxxim Medical Inc.*................................................      161,525
   3,400   Medstone International Inc. New*....................................       34,000
   6,800   Selas Corp. America.................................................       68,000
  11,000   Utah Medical Products Inc.*.........................................       80,437
  15,300   Vital Signs Inc. ...................................................      294,525
                                                                                 -----------
                                                                                   1,475,000
                                                                                 -----------
MEDICAL PROVIDERS--1.77%
  10,100   Advocat Services, Inc.*.............................................       83,956
   4,400   American Homepatient Inc.*..........................................      102,300
   3,000   Caretenders Healthcorp*.............................................       25,125
  35,200   Integrated Health Services, Inc. ...................................    1,007,600
   2,800   Krug International Corp.*...........................................       15,750
  25,200   Mariner Health Group Inc.*..........................................      387,450
  18,087   Medical Assurance Inc.*.............................................      470,270
  34,200   Physicians Resource Group Inc.*.....................................      119,700
   4,600   Raytel Medical Corp.*...............................................       58,650
   4,200   Staff Builders Inc.*................................................        7,088
   1,000   Star Multi Care Services Inc........................................        4,571
  40,200   Sun Healthcare Group Inc.*..........................................      748,725
                                                                                 -----------
                                                                                   3,031,185
                                                                                 -----------
MINING & METALS--8.49%
  30,500   AK Steel Holding Corp. .............................................      545,187
 142,000   Armco Inc.*.........................................................      665,625
  10,800   Atchison Casting Corp.*.............................................      182,925
  17,400   Brush Wellman Inc. .................................................      427,388

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
MINING & METALS--(CONCLUDED)

   6,600   BWAY Corp.*.........................................................  $   141,900
  21,400   Carpenter Technology Corp. .........................................      929,562
   5,700   Castle A M & Co. ...................................................      131,100
  10,400   Chase Industries Inc.*..............................................      240,500
  25,400   Citation Corp.*.....................................................      433,387
  21,900   Cleveland Cliffs Inc. ..............................................    1,073,100
   8,100   Cold Metal Products Inc.*...........................................       37,463
  26,900   Commercial Metals Co. ..............................................      813,725
  12,700   Donnelly Corp. .....................................................      225,425
  11,500   Foster LB Co.*......................................................       53,188
  25,800   Friedmans Industries Inc. ..........................................      362,813
   6,700   Green AP Industries Inc. ...........................................       71,606
  42,400   Inland Steel Industries, Inc. ......................................      845,350
  43,700   Intermet Corp. .....................................................      726,512
   3,000   Keystone Consolidated Industries Inc.*..............................       33,750
   5,500   Lindberg Corp. .....................................................       71,500
   8,400   Maxxam Inc.*........................................................      401,100
   7,100   Mueller Industries Inc.*............................................      382,513
   3,400   National Standard Co.*..............................................       18,700
  48,800   National Steel Corp. ...............................................      628,300
   2,600   Oglebay Norton Co. .................................................       96,200
   3,500   Olympic Steel Inc.*.................................................       57,313
   7,200   Park Ohio Industries Inc.*..........................................      124,200
   3,950   Pitt Desmoines Inc. ................................................      156,025
  15,700   Pittston Co. .......................................................      337,550
   9,300   RMI Titanium Co.*...................................................      186,581
   5,900   Roanoke Electric Steel Corp. .......................................      146,025
  24,800   Rouge Industries Inc. ..............................................      351,850
  10,700   Steel Technologies Inc. ............................................      125,725
   7,300   Steel West Virginia Inc.*...........................................       58,400
  23,700   Texas Industries Inc. ..............................................    1,159,819
  28,500   Titanium Metals Corp.*..............................................      757,031
   2,500   United States Lime & Minerals, Inc. ................................       16,250
   5,800   Universal Stainless & Alloy*........................................       73,225
   6,600   Webco Industries Inc.*..............................................       46,200
  25,100   Wolverine Tube Inc.*................................................      834,575
  37,000   Zeigler Coal Holding Co. ...........................................      515,687
   1,042   Zemex Corp.*........................................................        8,401
                                                                                 -----------
                                                                                  14,493,676
                                                                                 -----------
MOTOR VEHICLES--3.95%
  17,300   Arvin Industries Inc. ..............................................      596,850
   6,919   Autocam Corp. ......................................................       97,731
   4,600   Breed Technologies, Inc. (1)........................................       83,088
   7,200   Defiance, Inc. .....................................................       57,600
   6,000   Edelbrock Corp.*....................................................      118,500
  18,000   Excel Industries, Inc. .............................................      318,375
   8,700   Global Motorsport Group Inc.*.......................................      108,750
   4,100   Hilite Industries Inc. .............................................       27,675
  62,000   Mascotech Inc. .....................................................    1,174,125
   5,300   McClain Industries Inc.*............................................       21,531
  16,400   Modine Manufacturing Co. ...........................................      571,950
   4,500   Monaco Coach Corp.*.................................................      145,687
   4,100   Motorcar Parts & Accesories Inc.*...................................       61,500
     200   National R.V. Holdings Inc.*........................................        7,975
   7,100   Oshkosh Truck Corp. ................................................      135,787
  14,600   R & B Inc.*.........................................................      140,525
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

MOTOR VEHICLES--(CONCLUDED)

   5,100   Republic Automotive Parts Inc.*.....................................  $    63,750
   3,791   Rexhall Industries, Inc.*...........................................       19,429
  14,800   Shiloh Industries Inc.*.............................................      281,200
  31,000   Simpson Industries, Inc. ...........................................      372,000
   7,200   SMC Corp.*..........................................................       50,400
  28,700   Standard Products Co. ..............................................      823,331
  18,600   Superior Industries International Inc. .............................      490,575
   6,526   Supreme Industries, Inc.*...........................................       70,155
  36,500   TBC Corp.*..........................................................      333,062
   9,200   Thor Industries, Inc. ..............................................      304,750
   2,025   Valley Forge Corp. .................................................       27,338
   9,690   Varlen Corp. .......................................................      240,433
                                                                                 -----------
                                                                                   6,744,072
                                                                                 -----------
OIL REFINING--0.65%
   3,500   Adams Resources & Energy Inc. ......................................       44,187
   4,400   Castle Energy Corp. ................................................       58,850
   4,800   Crown Central Petroleum Co.*........................................       93,600
   6,400   Giant Industries Inc. ..............................................      108,800
   9,400   Holly Corp. ........................................................      245,575
   7,762   Mercury Air Group, Inc.*............................................       47,057
  20,700   Tesoro Petroleum Corp.*.............................................      331,200
   9,450   World Fuel Services Corp. ..........................................      187,819
                                                                                 -----------
                                                                                   1,117,088
                                                                                 -----------
OTHER INSURANCE--9.92%
  22,200   Acceptance Insurance Co.*...........................................      524,475
   5,200   ACMAT Corp.*........................................................       89,700
  24,525   Allied Group Inc. ..................................................      674,437
   1,900   Argonaut Group, Inc. ...............................................       68,400
  10,200   Atlantic American Corp.*............................................       48,450
   5,600   Bancinsurance Corp.*................................................       28,700
  21,700   Capital Re Corp. ...................................................    1,292,506
   5,150   Capitol Transamerica Corp. .........................................      112,013
   9,500   Centris Group Inc. .................................................      209,000
  12,800   Chartwell Re Corp. .................................................      433,600
  23,800   Citizens Corp. .....................................................      650,037
  38,400   Commerce Group Inc. ................................................    1,250,400
   7,000   Donegal Group Inc. .................................................      145,250
  13,900   EMC Insurance Group Inc. ...........................................      185,913
  11,300   Enhance Financial Services Group Inc. ..............................      628,562
  17,721   Fidelity National Financial Inc. (1)................................      509,479
  16,800   First American Financial Corp. .....................................      835,800
  31,300   Frontier Insurance Group Inc. ......................................      747,287
  35,145   Gainsco Inc. .......................................................      281,160
  42,700   Harleysville Group Inc. ............................................    1,083,512
   2,200   Investors Title Insurance Co. ......................................       55,550
  10,500   Lawyers Title Corp. ................................................      370,125
  19,300   MMI Companies Inc. .................................................      471,644
   8,165   Mobile America Corp. Florida........................................      113,289
  27,400   Nac Re-Insurance Corp. .............................................    1,370,000
   5,200   National Insurance Group............................................       41,600
  10,900   Navigators Group Inc.*..............................................      190,750
   9,800   Nymagic Inc. .......................................................      269,500
   6,100   Omni Insurance Group Inc.*..........................................      192,913

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--(CONCLUDED)

   3,080   Professionals Insurance Co. Management Group*.......................  $   129,360
  24,778   PXRE Corp. .........................................................      839,355
  12,700   RLI Corp. ..........................................................      629,444
  14,700   RTW Inc.*...........................................................       99,225
  35,600   Selective Insurance Group Inc. .....................................      925,600
   8,300   State Auto Financial Corp. .........................................      250,038
   7,600   Stewart Information Services Corp. .................................      227,050
   8,342   Titan Holdings Inc. ................................................      181,439
  20,150   Trenwick Group Inc. ................................................      700,212
   7,000   UNICO American Healthcare Co. ......................................       84,000
                                                                                 -----------
                                                                                  16,939,775
                                                                                 -----------
PRECIOUS METALS--0.05%
   7,900   Lazare Kaplan International Inc.*...................................       85,913
                                                                                 -----------
PUBLISHING--1.61%
  27,100   Bowne & Co. Inc. ...................................................      994,231
   2,000   Courier Corp. ......................................................       56,500
  37,300   Franklin Quest Co.*.................................................      815,938
  12,800   Merrill Corp. ......................................................      249,600
   4,400   Plenum Publishing Corp. ............................................      205,700
   3,000   Primesource Corp. ..................................................       28,875
  20,300   Scientific Games Holdings Corp.*....................................      400,925
                                                                                 -----------
                                                                                   2,751,769
                                                                                 -----------
RAILROADS--0.23%
   3,200   Railtex Inc.*.......................................................       52,800
  14,000   Westinghouse Air Brake Co...........................................      346,500
                                                                                 -----------
                                                                                     399,300
                                                                                 -----------
REAL PROPERTY--7.48%
   7,000   American Buildings Co. New*.........................................      191,625
   5,200   American Woodmark Corp. ............................................      107,250
  12,000   Apogee Enterprises Inc. ............................................      141,750
   8,700   Beazer Homes USA Inc.*..............................................      186,506
   3,900   Butler Manufacturing Co. ...........................................      125,288
  16,700   Cameron Ashley Building Products, Inc.*.............................      279,725
  16,520   Cavalier Homes Inc. ................................................      181,720
  38,000   Centex Construction Products Inc. ..................................    1,168,500
   7,400   Continental Homes Holding Corp. ....................................      325,600
  21,600   D.R. Horton Inc. (1)................................................      426,600
   6,100   Dominion Homes Inc.*................................................       66,338
   6,000   Dravo Corp.*........................................................       60,000
   2,900   Drew Industries Inc. New*...........................................       36,250
  11,100   Engle Homes Inc. ...................................................      160,256
  26,700   Florida Rock Industries, Inc. ......................................      574,050
  16,200   Giant Cement Holding, Inc.*.........................................      358,425
  20,950   Granite Construction Inc. ..........................................      492,325
  19,900   Griffon Corp.*......................................................      297,256
  34,600   Hovnanian Enterprises Inc.*.........................................      309,237
   3,000   Jacobs Engineering Group Inc.*......................................       80,813
  11,700   Juno Lighting Inc. .................................................      191,588
  18,900   Lone Star Industries, Inc. .........................................    1,051,312
  19,900   M.D.C. Holdings, Inc. ..............................................      300,987
  11,900   Medusa Corp. .......................................................      524,344
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

REAL PROPERTY--(CONCLUDED)

   4,888   MYR Group, Inc. ....................................................  $    58,656
   1,400   NCI Building Systems Inc.*..........................................       49,438
  15,100   NVR Inc.*...........................................................      377,500
  10,100   Patrick Industries Inc. ............................................      154,025
   7,600   Perini Corp.*.......................................................       59,850
  20,700   Pulte Corp. ........................................................      882,337
  11,400   Robertson Ceco Corp.*...............................................       96,900
   6,500   Rottlund Inc.*......................................................       17,875
   7,900   Schottenstein Homes Inc. ...........................................      167,875
   5,100   Schult Homes Corp. .................................................      112,838
  12,700   Skyline Corp. ......................................................      352,425
  25,600   Southern Energy Homes Inc.*.........................................      230,400
  45,000   Toll Brothers Inc.*.................................................    1,254,375
  13,100   United States Home Corp. New*.......................................      496,981
  10,400   Washington Homes Inc. New*..........................................       39,000
  26,000   Webb Delaware Corp. ................................................      703,625
   8,600   Zaring Homes Inc. ..................................................       77,400
                                                                                 -----------
                                                                                  12,769,245
                                                                                 -----------
RESTAURANTS--2.11%
   3,500   Benihana Inc.*......................................................       42,000
   5,700   Bertuccis Inc.*.....................................................       34,556
  11,600   Blimpie International Inc. .........................................       46,400
  54,500   Boston Chicken Inc.* (1)............................................      333,812
  13,300   Cooker Restaurant Corp. ............................................      118,869
   6,900   Davco Restaurants Inc.*.............................................      135,413
   1,800   Eateries Inc.*......................................................        7,425
   5,400   ELXSI Corp.*........................................................       57,375
   1,500   Garden Fresh Restaurant Corp.*......................................       24,750
   2,700   IHOP Corp. New*.....................................................       96,525
  53,000   Lone Star Steakhouse & Saloon*......................................      970,562
  40,000   Lubys Cafeterias Inc. ..............................................      640,000
   4,400   Max & Ermas Restaurants Inc.*.......................................       25,850
   6,825   Morrison Restaurants Inc.*..........................................       18,769
   9,600   Piccadilly Cafeterias Inc. .........................................      100,800
  80,000   Ryan's Family Steak Houses, Inc.*...................................      665,000
  10,000   Sbarro Inc. ........................................................      293,125
                                                                                 -----------
                                                                                   3,611,231
                                                                                 -----------
SECURITIES & ASSET MANAGEMENT--1.38%
   1,000   H D Vest Inc.*......................................................        5,125
   4,000   Interstate Johnson Lane, Inc. ......................................      105,500
   4,000   Jefferies Group, Inc. ..............................................      154,000
  28,050   Morgan Keegan, Inc. ................................................      575,025
  36,050   Raymond James Financial, Inc. ......................................    1,248,231
   7,590   Southwest Securities Group Inc. ....................................      185,006
   5,300   Stifel Financial Corp. .............................................       72,213
   1,000   Ziegler Companies Inc. .............................................       20,250
                                                                                 -----------
                                                                                   2,365,350
                                                                                 -----------
SEMICONDUCTOR--1.22%
  13,604   Bell Industries, Inc.*..............................................      192,157
  14,800   Bell Microproducts Inc.*............................................      123,025
   1,000   Bowmar Instrument Corp.*............................................        2,625
  39,500   Ess Technology Inc.*................................................      270,328
  21,800   Marshall Industries*................................................      656,725

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONCLUDED)
SEMICONDUCTOR--(CONCLUDED)

   4,700   Microsemi Corp.*....................................................  $    95,175
  15,000   Nu Horizons Electronics Corp.*......................................      100,313
  11,700   Oak Technology*.....................................................       65,990
   4,200   Optek Technology Inc.*..............................................       93,450
  12,200   Pilgrims Pride Corp. ...............................................      186,050
   8,000   Reptron Electronics Inc.*...........................................       96,000
  11,200   Taitron Components Inc.*............................................       26,600
  18,300   Trident Microsystems Inc.*..........................................      158,981
   5,600   Xicor Inc.*.........................................................       17,150
                                                                                 -----------
                                                                                   2,084,569
                                                                                 -----------
SPECIALTY RETAIL--1.80%
   8,200   Advanced Marketing Services, Inc.*..................................      126,075
  13,500   Blair Corp. ........................................................      241,312
   4,100   Brookstone Inc.*....................................................       48,688
  13,700   Building Materials Holding Corp.*...................................      150,700
   8,800   Corporate Express, Inc.*............................................       77,825
  13,100   D I Y Home Warehouse Inc.*..........................................       39,300
   8,400   Damark International Inc.*..........................................       86,100
  19,200   Discount Auto Parts Inc.*...........................................      400,800
   8,800   Duckwall Alto Stores Inc. New*......................................      127,600
  13,000   Finlay Enterprises Inc.*............................................      299,000
   4,210   Friedman Industries, Inc.*..........................................       26,313
  19,200   Global Directmail Corp.*............................................      386,400
  16,100   Haverty Furniture Companies Inc. ...................................      229,425
   3,300   Holiday RV Superstores Inc.*........................................        6,188
   4,000   Inacom Corp.*.......................................................      100,000
   1,500   Jan Bell Marketing Inc.*............................................        4,031
  10,900   Rex Stores Corp.*...................................................      110,362
 148,800   Service Merchandise Co. , Inc.*.....................................      288,300
  16,600   Tandycrafts Inc.*...................................................       71,587
  11,500   Tractor Supply Co.*.................................................      161,000
   7,900   Wolohan Lumber Co. .................................................       98,750
                                                                                 -----------
                                                                                   3,079,756
                                                                                 -----------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

THRIFT--1.80%
   1,500   Anchor Bancorp Wisconsin Inc. ......................................  $    54,000
  18,400   Bankatlantic Bancorp Inc. (1).......................................      294,400
  10,450   D & N Savings Financial Corp. ......................................      258,637
   3,600   Haven Bancorp.......................................................       72,450
   3,500   Keystone Heritage Group Inc. .......................................      186,812
  15,100   Metrowest Bank......................................................      120,800
  12,400   New York Bancorp Inc. ..............................................      469,650
   2,656   Parkvale Financial Corp. ...........................................       82,336
   3,300   Saint Francis Capital Corp. ........................................      143,550
  35,544   Sovereign Bancorp, Inc. ............................................      662,007
   1,600   Washington Savings Bank FSB.........................................       13,200
  34,500   Westcorp Inc. ......................................................      549,844
   6,362   York Financial Corp. ...............................................      158,255
                                                                                 -----------
                                                                                   3,065,941
                                                                                 -----------
TOBACCO--0.16%
  16,700   Standard Commercial Corp.*..........................................      273,463
                                                                                 -----------
WIRELESS TELECOMMUNICATIONS--0.26%
   2,600   Bogen Communications International Inc. ............................       19,663
  10,000   Periphonics Corp.*..................................................       81,250
  50,000   Rohn Inds Inc. .....................................................      262,500
   8,600   Symmetricom Inc.*...................................................       87,075
                                                                                 -----------
                                                                                     450,488
                                                                                 -----------
Total Common Stocks (cost--$135,450,127).......................................  162,592,129
                                                                                 -----------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--2.32%
MONEY MARKET FUNDS--2.32%
3,916,770  Liquid Assets Portfolio.............................................    3,916,770
  21,715   TempCash Portfolio..................................................       21,714
  15,116   TempFund Portfolio..................................................       15,116
                                                                                 -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$3,953,600)...........................................................    3,953,600
                                                                                 -----------

PRINCIPAL
 AMOUNT                                                     MATURITY  INTEREST
  (000)                                                       DATE      RATE
---------                                                  --------------------

REPURCHASE AGREEMENT--5.90%
 $10,079  Repurchase Agreement dated 01/30/98 with State
            Street Bank, collaterized by $7,030,569 U.S.
            Treasury Bonds, 9.875% due 11/15/15
            (value--$10,280,766) proceeds: $10,083,200
            (cost--$10,079,000)............................  02/02/98  5.000    %    10,079,000
                                                                               -------------
Total Investments (cost--$149,482,727)--103.41%............                      176,624,729
                                                                                  (5,823,663)
Liabilities in excess of other assets--(3.41)%.............
                                                                               -------------
Net Assets--100.00%........................................                    $ 170,801,066
                                                                               -------------
                                                                               -------------

-----------------

*          Non-income producing security
(1)        Security, or portion thereof, was on loan at January 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--88.39%
APPAREL, RETAIL--0.61%
  26,700   Gadzooks Inc.* .........................................................................  $   534,000
  15,300   Pacific Sunwear Of California*..........................................................      439,875
                                                                                                     -----------
                                                                                                         973,875
                                                                                                     -----------
BANKS--0.41%
   6,800   Merchants Bancshares Inc. ..............................................................      215,900
  10,200   Peoples Heritage Financial Group........................................................      438,600
                                                                                                     -----------
                                                                                                         654,500
                                                                                                     -----------
CHEMICALS--1.21%
  58,000   Nova Corp.* ............................................................................    1,935,750
                                                                                                     -----------
COMPUTER HARDWARE--4.40%
  22,500   Black Box Corp.* .......................................................................      731,250
 121,800   EMC Corp.*..............................................................................    3,966,112
  63,800   Henry Jack & Associates Inc. ...........................................................    2,193,125
  11,400   MMC Networks Inc.* .....................................................................      169,575
                                                                                                     -----------
                                                                                                       7,060,062
                                                                                                     -----------
COMPUTER SOFTWARE--12.94%
  50,500   Aspect Development Inc.*................................................................    2,263,031
  74,900   Credit Management Solutions Inc.*.......................................................      702,188
  67,900   Edwards J D & Co.* .....................................................................    2,242,822
  81,500   Flexiinternational Software*............................................................    1,314,188
  87,300   Hypercom Corp.* ........................................................................    1,178,550
  33,900   Hyperion Software Corp.* ...............................................................    1,368,712
 184,800   Logility Inc.* .........................................................................    2,148,300
  78,000   Peerless Systems Corp.*.................................................................      848,250
 168,200   Platinum Technology Inc.* (1)...........................................................    4,709,600
  62,400   PSW Technologies Inc.*..................................................................      670,800
  21,400   Sportsline USA Inc.* (1) ...............................................................      454,750
  57,800   Veritas Software Co.*...................................................................    2,839,425
                                                                                                     -----------
                                                                                                      20,740,616
                                                                                                     -----------
CONSUMER DURABLES--0.35%
  62,600   Racing Champions Corp.* (1).............................................................      567,313
                                                                                                     -----------
DEFENSE/AEROSPACE--1.43%
  48,200   AAR Corp. (1) ..........................................................................    2,193,100
   4,800   Kellstrom Industries Inc.*..............................................................       98,400
                                                                                                     -----------
                                                                                                       2,291,500
                                                                                                     -----------
DIVERSIFIED RETAIL--2.31%
   7,700   Beringer Wine Estates Holdings*.........................................................      310,887
 105,800   Cost Plus Inc.*.........................................................................    2,618,550
  34,300   Hibbett Sporting Goods Inc.* ...........................................................      773,894
                                                                                                     -----------
                                                                                                       3,703,331
                                                                                                     -----------
ELECTRIC UTILITIES--1.17%
  43,872   AES Corp.*..............................................................................    1,878,270
                                                                                                     -----------
ELECTRICAL EQUIPMENT--2.93%
  90,900   Gemstar Group Ltd.*.....................................................................    2,851,987
 100,300   Pairgain Technologies Inc.*.............................................................    1,843,013
                                                                                                     -----------
                                                                                                       4,695,000
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

ELECTRONIC COMPONENTS--2.01%
  39,800   P-Com Inc.*.............................................................................  $   776,100
  81,900   Sipex Corp.*............................................................................    2,451,881
                                                                                                     -----------
                                                                                                       3,227,981
                                                                                                     -----------
ENVIRONMENTAL SERVICES--1.01%
  60,900   Superior Services Inc.* ................................................................    1,621,463
                                                                                                     -----------
FINANCIAL SERVICES--3.30%
  46,800   Capital Trust*..........................................................................      465,075
   7,200   Financial Federal Corp.* ...............................................................      146,250
  37,900   Imperial Credit Commercial Mortgage Investment Corp. ...................................      568,500
  82,900   INMC Mortgage Holdings Inc. ............................................................    2,196,850
  93,800   Ocwen Asset Investment Corp. ...........................................................    1,911,175
                                                                                                     -----------
                                                                                                       5,287,850
                                                                                                     -----------
FOOD RETAIL--1.62%
  44,100   American Italian Pasta Co.* ............................................................    1,176,919
  26,000   Scheid Vineyards Inc.*..................................................................      198,250
  50,200   United Natural Foods Inc.*..............................................................    1,229,900
                                                                                                     -----------
                                                                                                       2,605,069
                                                                                                     -----------
HOTELS--1.62%
  77,900   Capstar Hotel Co.*......................................................................    2,604,781
                                                                                                     -----------
HOUSEHOLD PRODUCTS--0.81%
  48,500   Coinmach Laundry Corp.* ................................................................    1,303,438
                                                                                                     -----------
INDUSTRIAL PARTS--0.26%
  15,400   PRI Automation Inc.*....................................................................      423,500
                                                                                                     -----------
INDUSTRIAL SERVICES/SUPPLIES--10.28%
 142,900   Cendant Corp.* .........................................................................    4,840,737
 124,700   Comfort Systems USA Inc.*...............................................................    2,408,269
  15,000   G & K Services Inc.* ...................................................................      633,750
 165,800   Innovative Valve Technologies*..........................................................    2,984,400
  39,900   Intergrated Electrical Services*........................................................      588,525
  52,200   May & Speh Inc.* .......................................................................      698,175
  48,100   Pittston Brinks Group...................................................................    1,951,056
  79,200   Profit Recovery Group International Inc.*...............................................    1,252,350
  63,200   SOS Staffing Services Inc.* ............................................................    1,121,800
                                                                                                     -----------
                                                                                                      16,479,062
                                                                                                     -----------
INFORMATION & COMPUTER SERVICES--1.86%
  60,700   Checkfree Holdings Corp.*...............................................................    1,502,325
  72,500   NFO Worldwide Inc.* ....................................................................    1,354,844
  15,900   Princeton Video Image Inc.* ............................................................      127,200
                                                                                                     -----------
                                                                                                       2,984,369
                                                                                                     -----------
LEISURE--1.84%
  64,400   Brookdale Living Cmntys Inc.* ..........................................................    1,207,500
  53,200   Equity Marketing Inc.*..................................................................    1,363,250
  17,700   West Marine Inc.* ......................................................................      378,337
                                                                                                     -----------
                                                                                                       2,949,087
                                                                                                     -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

COMMON STOCKS--(CONCLUDED)

LIFE INSURANCE--0.42%
  27,400   ESG Re Ltd. ............................................................................  $   671,300
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--1.68%
  55,400   ICG Communications Inc.* (1)............................................................    1,364,225
  23,800   Teleport Communications Inc.*...........................................................    1,328,337
                                                                                                     -----------
                                                                                                       2,692,562
                                                                                                     -----------
MANUFACTURING--GENERAL--2.52%
  35,500   Kaynar Technologies Inc.*...............................................................      949,625
  91,600   Mettler Toledo International Inc.* .....................................................    1,648,800
  17,000   Silgan Holdings Inc.*...................................................................      469,625
  25,500   Wesley Jessen Visioncare Inc.* .........................................................      969,000
                                                                                                     -----------
                                                                                                       4,037,050
                                                                                                     -----------
MEDIA--3.37%
 108,000   Chancellor Media Corp.* ................................................................    3,712,500
  23,600   Metro Networks Inc.*....................................................................      806,825
  18,900   TCA Cable TV Inc. ......................................................................      883,575
                                                                                                     -----------
                                                                                                       5,402,900
                                                                                                     -----------
MEDICAL PRODUCTS--1.87%
  46,700   Cerus Corp.*............................................................................      793,900
  61,900   Physician Sales & Service Inc.*.........................................................    1,145,150
  31,200   Renal Care Group Inc.*..................................................................    1,056,900
                                                                                                     -----------
                                                                                                       2,995,950
                                                                                                     -----------
MEDICAL PROVIDERS--5.19%
  51,500   Alternative Living Services Inc.* (1)...................................................    1,506,375
  46,800   American Oncology Resources Inc.*.......................................................      737,100
  53,200   Atria Communities Inc.*.................................................................      964,250
  36,200   Medpartners Inc.* ......................................................................      359,738
  97,700   Pharmerica Inc.* .......................................................................    1,099,125
  29,000   PMR Corp.*..............................................................................      496,625
  78,700   Sunrise Assisted Living Inc.*...........................................................    3,157,837
                                                                                                     -----------
                                                                                                       8,321,050
                                                                                                     -----------
MINING & METALS--0.50%
  56,000   Metals USA Inc.*........................................................................      798,000
                                                                                                     -----------
OIL SERVICES--1.07%
  62,000   Precision Drilling Corp.*...............................................................    1,054,000
  17,800   Veritas DGC Inc.*.......................................................................      657,488
                                                                                                     -----------
                                                                                                       1,711,488
                                                                                                     -----------
OTHER INSURANCE--0.33%
   8,800   Capital Re Corp. .......................................................................      524,150
                                                                                                     -----------
PUBLISHING--0.84%
  58,500   Petersen Cos Inc.* .....................................................................    1,345,500
                                                                                                     -----------
REAL PROPERTY--3.49%
  23,900   Engle Homes Inc. .......................................................................      345,056
  36,500   Koger Equity Inc. ......................................................................      830,375
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

REAL PROPERTY--(CONCLUDED)

  13,100   Mack-Cali Realty Corp. .................................................................  $   528,094
  34,000   McDermott J Ray*........................................................................    1,217,625
  29,400   Prentiss Properties Trust...............................................................      801,150
  29,500   Resource Asset Investment Trust.........................................................      446,187
  13,100   Trammell Crow Co.* .....................................................................      348,788
  49,100   Wilmar Industries Inc.*.................................................................    1,080,200
                                                                                                     -----------
                                                                                                       5,597,475
                                                                                                     -----------
RESTAURANTS--2.41%
  41,400   Cheesecake Factory Inc.*................................................................    1,208,362
  35,600   Dave & Busters Inc.*....................................................................      754,275
  32,600   Morton's Restaurant Group Inc.*.........................................................      641,813
  51,100   Showbiz Pizza Time Inc.* ...............................................................    1,258,337
                                                                                                     -----------
                                                                                                       3,862,787
                                                                                                     -----------
SEMICONDUCTOR--0.83%
  44,200   Micrel Inc.*............................................................................    1,337,050
                                                                                                     -----------
SPECIALTY RETAIL--9.76%
  20,100   Amazon.com Inc.* (1)....................................................................    1,185,900
   5,350   Arbor Drugs Inc.* ......................................................................      110,009
  24,900   Barnett Inc.* ..........................................................................      563,363
  26,500   Concepts Direct Inc.*...................................................................      433,938
  50,700   Dollar Tree Stores Inc.* (1) ...........................................................    2,157,919
  36,500   General Nutrition Companies, Inc.*......................................................    1,316,281
  48,000   Home Shopping Network Inc.*.............................................................    2,289,000
  53,400   Linens 'N Things Inc.*..................................................................    2,359,612
  41,200   MSC Industrial Direct Inc., Class A*....................................................    1,838,550
  30,400   Piercing Pagoda Inc.*...................................................................      912,000
  59,900   Staples, Inc.*..........................................................................    1,632,275
 119,500   Sunglass Hut International Inc.*........................................................      851,437
                                                                                                     -----------
                                                                                                      15,650,284
                                                                                                     -----------
WIRELESS TELECOMMUNICATIONS--1.74%
  51,300   Geotek Communications Corp.* ...........................................................      920,194
  52,500   Nextlink Communications Inc.* ..........................................................    1,305,937
  62,100   Pagemart Wireless Inc.*.................................................................      566,663
                                                                                                     -----------
                                                                                                       2,792,794
                                                                                                     -----------
Total Common Stocks (cost--$120,045,231)...........................................................  141,727,157
                                                                                                     -----------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--5.90%
MONEY MARKET FUNDS--5.90%
5,945,296  Liquid Assets Portfolio.................................................................    5,945,296
3,254,800  Prime Portfolio.........................................................................    3,254,800
 181,169   TempCash Portfolio......................................................................      181,169
  74,535   TempFund Portfolio......................................................................       74,535
                                                                                                     -----------
Total Investments of Cash Collateral for Securities Loaned (cost--$9,455,800)......................    9,455,800
                                                                                                     -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                             MATURITY         INTEREST
 (000)                                                                                DATE             RATE          VALUE
--------                                                                         ---------------  --------------  -----------
REPURCHASE AGREEMENT--11.62%
$18,633   Repurchase Agreement dated 01/31/98 with State Street Bank & Trust
            Co., collateralized by $12,997,395 U.S. Treasury Notes, 9.875% due
            11/15/15 (value-$19,006,025) proceeds: 18,640,764
            (cost-$18,633,000).................................................     02/02/98           5.000    % $18,633,000
                                                                                                                  -----------
Total Investments (cost--$148,134,031)--105.91%................................                                   169,815,957
Liabilities in excess of other assets--(5.91)%.................................                                    (9,482,424)
                                                                                                                  -----------
Net Assets--100.00%............................................................                                   $160,333,533
                                                                                                                  -----------
                                                                                                                  -----------

---------------

*          Non-income producing security
(1)        Security, or a portion thereof, was on loan at January 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------
COMMON STOCKS--89.44%
ARGENTINA--0.71%
ENERGY--0.71%
   134,572  Compania Perez Compane S.A. ............................................................  $    884,523
                                                                                                      ------------
AUSTRALIA--2.39%
CONSUMER DURABLES--0.49%
   113,000  News Corp. Ltd. ........................................................................       608,028
                                                                                                      ------------
CONSUMER GOODS--0.44%
   247,000  John Fairfax Holdings Ltd. .............................................................       551,938
                                                                                                      ------------
FINANCE--0.42%
    22,700  Lend Lease Corp. .......................................................................       531,877
                                                                                                      ------------
OIL & GAS--0.36%
    65,000  Woodside Petroleum Ltd. ................................................................       447,770
                                                                                                      ------------
TELECOMMUNICATIONS--0.21%
   115,000  Telstra Corp. ..........................................................................       261,705
                                                                                                      ------------
TRANSPORTATION--0.47%
   107,000  Mayne Nickless Ltd. ....................................................................       594,813
                                                                                                      ------------
Total Australia Common Stocks.......................................................................     2,996,131
                                                                                                      ------------
AUSTRIA--0.62%
CAPITAL GOODS--0.62%
     5,500  VA Technologies AG......................................................................       781,717
                                                                                                      ------------
BELGIUM--1.11%
BANKS--1.11%
     3,200  Generale De Banque......................................................................     1,384,127
                                                                                                      ------------
BRAZIL--1.31%
OIL & GAS--0.46%
    27,000  Petroleo Brasileiro S.A. Petro..........................................................       584,145
                                                                                                      ------------
TELECOMMUNICATIONS--0.41%
     4,600  Telecomunicacones Brasileiras S.A. ADR..................................................       510,600
                                                                                                      ------------
UTILITIES--0.44%
    25,000  Centrais Eletricas Brasileiras S.A. ADR.................................................       546,625
                                                                                                      ------------
Total Brazil Common Stocks..........................................................................     1,641,370
                                                                                                      ------------
CHILE--0.51%
TELECOMMUNICATIONS--0.51%
    26,300  Compania de Telecomunicaciones de Chile S.A. ADR (1)....................................       632,844
                                                                                                      ------------
DENMARK--2.02%
BANKS--0.39%
     6,500  Unidanmark..............................................................................       486,971
                                                                                                      ------------

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

DENMARK--(CONCLUDED)

HEALTH (NON-DRUG)--1.63%
    14,241  Novo Nordisk A.S. ......................................................................  $  2,039,995
                                                                                                      ------------
Total Denmark Common Stocks.........................................................................     2,526,966
                                                                                                      ------------
FRANCE--8.90%
BASIC INDUSTRIES--2.86%
     4,800  Air Liquide S.A.--Prime Fide 1999.......................................................       752,968
     4,000  Air Liquide S.A.--Prime Fide 2000.......................................................       630,855
    48,300  Rhone Poulenc S.A.......................................................................     2,203,431
                                                                                                      ------------
                                                                                                         3,587,254
                                                                                                      ------------
CONSUMER GOODS--1.24%
     3,700  Promodes................................................................................     1,549,277
                                                                                                      ------------
ENERGY--0.63%
     7,000  Elf Aquitaine...........................................................................       789,221
                                                                                                      ------------
FINANCE--2.01%
    30,300  AXA-UAP.................................................................................     2,512,781
                                                                                                      ------------
UTILITIES--2.16%
    18,659  Compania Generale des Eaux..............................................................     2,702,617
                                                                                                      ------------
Total France Common Stocks..........................................................................    11,141,150
                                                                                                      ------------
GERMANY--11.69%
AUTOMOTIVE MANUFACTURING--1.47%
     2,300  Bayer Motoren Werk AG...................................................................     1,833,070
                                                                                                      ------------
CAPITAL GOODS--2.18%
     4,800  Mannesmann AG...........................................................................     2,727,660
                                                                                                      ------------
FINANCE--1.55%
    29,900  Deutsche Bank AG........................................................................     1,940,668
                                                                                                      ------------
INSURANCE--1.78%
     7,500  Allianz AG..............................................................................     2,231,290
                                                                                                      ------------
MACHINERY (DIVERSIFIED)--0.83%
     8,300  SGL Carbon AG...........................................................................     1,042,087
                                                                                                      ------------
METALS & MINING--1.32%
     5,100  Preussag AG.............................................................................     1,648,125
                                                                                                      ------------
UTILITIES--2.56%
    46,500  Veba AG.................................................................................     3,208,472
                                                                                                      ------------
Total Germany Common Stocks.........................................................................    14,631,372
                                                                                                      ------------
GREECE--0.52%
BANKS--0.52%
    13,000  Alpha Credit Bank.......................................................................       649,597
                                                                                                      ------------
HONG KONG--1.12%
FINANCE--0.84%
    85,000  Citic Pacific Ltd. .....................................................................       243,893
    87,000  Hutchison Whampoa Ltd. .................................................................       511,633

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

COMMON STOCKS--(CONTINUED)
HONG KONG--(CONCLUDED)
FINANCE--(CONCLUDED)

   122,000  New World Development Ltd. .............................................................  $    294,080
                                                                                                      ------------
                                                                                                         1,049,606
                                                                                                      ------------
UTILITIES--0.28%
    64,000  CLP Holdings............................................................................       351,557
                                                                                                      ------------
Total Hong Kong Common Stocks.......................................................................     1,401,163
                                                                                                      ------------
HUNGARY--0.51%
UTILITIES--0.51%
    27,000  Matav ADR...............................................................................       638,550
                                                                                                      ------------
INDIA--1.33%
COMPUTER SOFTWARE & SERVICES--0.76%
    83,000  Videsh Sanchar Nigam Ltd................................................................       954,500
                                                                                                      ------------
UTILITIES--0.57%
    47,000  Mahanagar Telephone Nigam Ltd. (1)......................................................       707,938
                                                                                                      ------------
Total India Common Stocks...........................................................................     1,662,438
                                                                                                      ------------
ISRAEL--1.00%
COMMUNICATIONS--0.50%
    25,000  ECI Telecommunications Ltd. ............................................................       625,000
                                                                                                      ------------
HEALTHCARE--0.50%
    13,500  Teva Pharmaceutical Industries Ltd. ADS.................................................       620,156
                                                                                                      ------------
Total Israel Common Stocks..........................................................................     1,245,156
                                                                                                      ------------
ITALY--3.08%
ENERGY--1.15%
   247,483  ENI SPA.................................................................................     1,440,598
                                                                                                      ------------
INSURANCE--1.32%
   750,000  INA (1).................................................................................     1,651,681
                                                                                                      ------------
RETAIL--0.61%
    19,300  Gucci Group N.V. .......................................................................       768,381
                                                                                                      ------------
Total Italy Common Stocks...........................................................................     3,860,660
                                                                                                      ------------
JAPAN--12.81%
AUTO MANAFACTURER--1.45%
    30,000  Honda Motor Co. ........................................................................     1,089,405
    26,000  Toyota Motor Corp. .....................................................................       725,010
                                                                                                      ------------
                                                                                                         1,814,415
                                                                                                      ------------
BASIC INDUSTRIES--0.44%
    25,000  Shin Etsu Chemical Company Ltd. ........................................................       555,337
                                                                                                      ------------
CAPITAL GOODS--5.65%
    44,000  Canon Inc. .............................................................................     1,067,507
   132,000  Hitachi Ltd.............................................................................     1,039,780
     8,000  Mabuchi Motor Co. ......................................................................       419,063
NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

JAPAN--(CONCLUDED)
CAPITAL GOODS--(CONCLUDED)

   133,000  Mitsubishi Heavy Industry...............................................................  $    568,878
     5,000  Riso Kagaku Corp. ......................................................................       291,453
    12,000  Rohm Company Ltd. ......................................................................     1,313,903
    18,600  Sony Corp. .............................................................................     1,714,218
    45,000  Sumitomo Electric Industries Ltd. ......................................................       662,859
                                                                                                      ------------
                                                                                                         7,077,661
                                                                                                      ------------
CONSUMER DURABLES--2.63%
    22,000  Ito Yokado Company Ltd. ................................................................     1,154,155
    31,000  Marui Company Ltd. .....................................................................       488,381
    12,000  Secom Company Ltd. .....................................................................       756,203
    18,000  Shimachu Company Ltd. ..................................................................       321,859
    23,000  Taisho Pharmaceutical Co. ..............................................................       576,133
                                                                                                      ------------
                                                                                                         3,296,731
                                                                                                      ------------
ENTERTAINMENT--0.19%
     8,000  Namco...................................................................................       234,423
                                                                                                      ------------
FINANCE--0.57%
    45,000  Mitsui Fudosan Company Ltd. ............................................................       446,632
     5,000  Promise Co. Ltd. .......................................................................       263,096
                                                                                                      ------------
                                                                                                           709,728
                                                                                                      ------------
FOREST PRODUCTS--0.88%
    88,000  Toppan Printing Co. ....................................................................     1,095,234
                                                                                                      ------------
HEALTHCARE--0.70%
    36,000  Yamanouchi Pharmaceutical Co. ..........................................................       873,415
                                                                                                      ------------
TRANSPORTATION--0.30%
    62,000  Nippon Express Corp. Ltd. ..............................................................       378,007
                                                                                                      ------------
Total Japan Common Stocks...........................................................................    16,034,951
                                                                                                      ------------
MEXICO--1.75%
BANKS--0.55%
   259,000  Grupo Financiero Banamex................................................................       695,528
                                                                                                      ------------
LEISURE & ENTERTAINMENT--0.81%
   530,000  Cifra S.A. de C.V. Series C.............................................................       896,605
    61,719  Cifra S.A. de C.V. Series V.............................................................       112,296
                                                                                                      ------------
                                                                                                         1,008,901
                                                                                                      ------------
UTILITIES--0.39%
     9,900  Telefonos de Mexico, S.A. de C.V. ADR...................................................       487,575
                                                                                                      ------------
Total Mexico Common Stocks..........................................................................     2,192,004
                                                                                                      ------------
NETHERLANDS--3.22%
CONSUMER DURABLES--3.22%
   122,000  Elsevier N.V. ..........................................................................     2,062,338
    29,200  Philips Electronic N.V. ................................................................     1,968,778
                                                                                                      ------------
                                                                                                         4,031,116
                                                                                                      ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

COMMON STOCKS--(CONCLUDED)

PHILIPPINES--0.10%
REAL ESTATE--0.10%
 3,900,000  Belle Corp. ............................................................................  $    130,605
                                                                                                      ------------
SINGAPORE--0.43%
BANKS--0.30%
    59,000  Development Bank of Singapore Ltd.......................................................       378,536
                                                                                                      ------------
CONSUMER GOODS--0.13%
    12,000  Singapore Press Holding Ltd. ...........................................................       156,081
                                                                                                      ------------
Total Singapore Common Stocks.......................................................................       534,617
                                                                                                      ------------
SPAIN--1.36%
FINANCE--1.36%
    48,300  Banco de Santander SA...................................................................     1,701,668
                                                                                                      ------------
SWEDEN--2.09%
BANKS--2.09%
    18,400  Incentive AB............................................................................     1,633,318
   176,000  Nordbanken Holding AB...................................................................       982,949
                                                                                                      ------------
                                                                                                         2,616,267
                                                                                                      ------------
SWITZERLAND--6.90%
CONSUMER DURABLES--4.58%
     1,840  Novartis AG.............................................................................     3,142,433
       250  Roche Holdings AG.......................................................................     2,588,767
                                                                                                      ------------
                                                                                                         5,731,200
                                                                                                      ------------
DIVERSIFIED INDUSTRIES--2.32%
    18,300  Credit Suisse Group.....................................................................     2,906,086
                                                                                                      ------------
Total Switzerland Common Stocks.....................................................................     8,637,286
                                                                                                      ------------
UNITED KINGDOM--23.96%
BANKS--4.76%
   159,000  Lloyds TSB Group PLC....................................................................     2,232,282
    94,000  National Westminster....................................................................     1,680,334
   143,831  Royal Bank of Scotland Group PLC........................................................     2,042,797
                                                                                                      ------------
                                                                                                         5,955,413
                                                                                                      ------------
DIVERSIFIED INDUSTRIES--0.45%
   109,071  Wassall PLC.............................................................................       566,226
                                                                                                      ------------
ELECTRICAL EQUIPMENT--0.85%
   171,000  General Electric PLC....................................................................     1,069,174
                                                                                                      ------------
ENGINEERING SERVICES--2.64%
    72,000  GKN PLC.................................................................................     1,469,251
    90,000  McKechnie PLC...........................................................................       609,739
    96,732  Smiths Industries PLC...................................................................     1,227,001
                                                                                                      ------------
                                                                                                         3,305,991
                                                                                                      ------------
FOOD PRODUCERS--1.13%
   180,000  Unilever PLC............................................................................     1,415,623
                                                                                                      ------------
NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

UNITED KINGDOM--(CONCLUDED)

HOUSEHOLD PRODUCTS--1.40%
   108,600  Reckitt & Colman PLC....................................................................  $  1,746,303
                                                                                                      ------------
LEISURE & ENTERTAINMENT--2.34%
    91,000  Granada Group PLC.......................................................................     1,430,610
   312,000  Ladbroke Group PLC......................................................................     1,497,460
                                                                                                      ------------
                                                                                                         2,928,070
                                                                                                      ------------
OIL & GAS--2.40%
   283,000  LASMO PLC...............................................................................     1,210,434
   264,000  Shell Transportation & Trading Co. .....................................................     1,792,878
                                                                                                      ------------
                                                                                                         3,003,312
                                                                                                      ------------
PHARMACEUTICAL--1.65%
    77,000  Glaxo Wellcome PLC......................................................................     2,065,293
                                                                                                      ------------
REAL ESTATE--0.73%
    50,000  Land Securities.........................................................................       911,752
                                                                                                      ------------
RETAIL--0.73%
   146,193  Safeway PLC.............................................................................       916,455
                                                                                                      ------------
RETAIL (ALL OTHER)--1.28%
   169,000  Marks & Spencer PLC.....................................................................     1,600,178
                                                                                                      ------------
TELECOMMUNICATIONS--1.52%
   201,000  Cable & Wireless PLC....................................................................     1,903,170
                                                                                                      ------------
TRANSPORTATION--0.73%
   350,000  NFC PLC.................................................................................       914,201
                                                                                                      ------------
UTILITIES--1.35%
   197,000  Scottish Power PLC......................................................................     1,690,022
                                                                                                      ------------
                                                                                                        29,991,183
Total United Kingdom Common Stocks..................................................................
                                                                                                      ------------
Total Common Stocks (cost--$101,073,806)............................................................   111,947,461
                                                                                                      ------------

PREFERRED STOCKS--0.42%
JAPAN--0.42%
BANKS--0.42%
    72,000  Sakura Finance (cost--$571,982).........................................................       527,452
                                                                                                      ------------

NUMBER OF
 WARRANTS
----------

WARRANTS--0.00%
PHILIPPINES--0.00%
REAL ESTATE--0.00%
   780,000  Belle Corp., warrants expiring 12/31/2000 (cost--$0)....................................           689
                                                                                                      ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                           MATURITY      INTEREST
  (000)                                                             DATES         RATES         VALUE
----------                                                       ------------  ------------  ------------
CONVERTIBLE BONDS--1.44%
JAPAN--1.44%
ELECTRONICS--0.47%
JPY 63,000  Nitto Denko Corp...................................    03/31/99     2.200      % $    592,532
                                                                                             ------------
ENTERTAINMENT--0.19%
JPY 24,000  Namco..............................................    09/30/98     4.700             229,697
                                                                                             ------------
FINANCE--0.78%
$      885  MBL International Finance..........................    11/30/02     3.000             975,713
                                                                                             ------------
Total Convertible Bonds (cost--$1,851,131).....................                                 1,797,942
                                                                                             ------------

REPURCHASE AGREEMENT--7.91%
     9,896  Repurchase Agreement dated 01/30/98 with State
              Street Bank & Trust Co., collateralized by
              $6,902,926 U.S. Treasury Notes, 9.875% due
              11/15/15 (value-$10,094,114) proceeds: $9,900,123
              (cost-$9,896,000)................................    02/02/98     5.000           9,896,000
                                                                                             ------------


NUMBER OF
  SHARES
----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--2.24%
MONEY MARKET FUNDS--2.24%
2,811,075 Liquid Assets Portfolio......................................................... 2,811,075
      455 TempCash Portfolio..............................................................       455
      370 TempFund Portfolio..............................................................       370
                                                                                           ---------
Total Investments of Cash Collateral for Securities Loaned (cost--$2,811,900)............  2,811,900
                                                                                           ---------
Total Investments (cost--$116,204,819)--101.45%..........................................  126,981,444
                                                                                           (1,820,993)
Liabilities in excess of other assets--(1.45)%...........................................
                                                                                           ---------
Net Assets--100.00%......................................................................  $125,160,451
                                                                                           ---------
                                                                                           ---------

-----------------

ADR        American Depositary Receipt
ADS        American Depositary Shares
JPY        Japanese Yen
(1)        Security, or a portion thereof, was on loan at January 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------
COMMON STOCKS--77.32%
ARGENTINA--4.54%
ALCOHOLIC BEVERAGES--0.22%
    9,000  Quilmes Industrial Quinsa S.A. ...........................................................  $   113,063
                                                                                                       -----------
BANKS--0.21%
   35,700  IRSA Inversiones y Representaciones S.A. Class B..........................................      112,504
                                                                                                       -----------
BANKS, RETAIL--0.24%
    5,640  Banco de Galicia y Buenos Aires S.A. de C.V. ADR..........................................      123,727
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--0.34%
   27,047  Perez Companc S.A. Class B................................................................      177,776
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--1.57%
   96,480  Astra Cia Argentina de Petroleo S.A. Class B..............................................      160,227
   21,800  YPF Sociedad Anonima Series D ADR.........................................................      663,537
                                                                                                       -----------
                                                                                                           823,764
                                                                                                       -----------
REAL ESTATE--0.27%
    8,000  Cresud S.A. C.I.F.Y.A. ADR................................................................      142,000
                                                                                                       -----------
RETAILERS, GENERAL--0.34%
   10,700  Importadora & Exportadora-Series B........................................................      178,768
                                                                                                       -----------
TELECOMMUNICATIONS--1.35%
   61,000  Telecom Argentina S.A. ...................................................................      380,195
   88,500  Telefonica de Argentina S.A. .............................................................      305,458
      700  Telefonica de Argentina S.A. Class B ADR..................................................       24,238
                                                                                                       -----------
                                                                                                           709,891
                                                                                                       -----------
Total Argentina Common Stocks........................................................................    2,381,493
                                                                                                       -----------
BOTSWANA--0.25%
BREWERIES, PUBS, & RESTAURANTS--0.25%
  121,000  Sechaba Breweries.........................................................................      128,986
                                                                                                       -----------
BRAZIL--3.52%
ELECTRICITY--1.77%
9,100,000  Centrais Electricas Brasilieras S.A. (Electrobras)........................................      392,975
2,100,000  Companhia Paulista de Forca e Luz.........................................................      271,125
  680,000  Light Servicos de Eletricidade S.A. ......................................................      266,405
                                                                                                       -----------
                                                                                                           930,505
                                                                                                       -----------
TELECOMMUNICATIONS--1.75%
7,550,000  Telecomunicacones Brasileiras S.A. (Telebras).............................................      692,414
    2,050  Telecomunicacones Brasileiras S.A. (Telebras) ADR.........................................      227,550
                                                                                                       -----------
                                                                                                           919,964
                                                                                                       -----------
Total Brazil Common Stocks...........................................................................    1,850,469
                                                                                                       -----------

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

CHILE--4.48%
BANKS, RETAIL--0.60%
   26,200  Banco Santander Chile Series A
             ADS (1).................................................................................  $   314,400
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--0.54%
   11,800  Compania Cervecerias Unidas S.A. ADR......................................................      283,200
                                                                                                       -----------
CHEMICALS--0.30%
    9,500  Administradora de Fondas de Pensiones Providia S.A. ADR...................................      157,937
                                                                                                       -----------
ELECTRICITY--1.24%
   15,300  Chilectra S.A. ADR........................................................................      378,675
   13,741  Chilgener S.A. ADR........................................................................      269,667
                                                                                                       -----------
                                                                                                           648,342
                                                                                                       -----------
EXTRACTIVE INDUSTRIES--0.37%
    4,800  Sociedad Quimica Y Minera de Chile S.A. Series B ADR......................................      193,200
                                                                                                       -----------
RETAILERS, FOOD--0.12%
    4,000  Distribucion Y Servicio D&S...............................................................       63,000
                                                                                                       -----------
RETAILERS, GENERAL--0.31%
    8,800  Santa Isabel S.A. ADS*....................................................................      163,900
                                                                                                       -----------
TELECOMMUNICATIONS--1.00%
   21,850  Compania de Telecomunicaciones de Chile S.A. ADR (1)......................................      525,766
                                                                                                       -----------
Total Chile Common Stocks............................................................................    2,349,745
                                                                                                       -----------
CHINA--0.71%
ELECTRICITY & GAS--0.45%
   10,300  Huaneng Power International Inc. ADR*.....................................................      234,325
                                                                                                       -----------
TRANSPORTATION--0.26%
  122,000  Guangshen Railway.........................................................................       23,810
  400,000  Qingling Motors Company Class H (1).......................................................      113,739
                                                                                                       -----------
                                                                                                           137,549
                                                                                                       -----------
Total China Common Stocks............................................................................      371,874
                                                                                                       -----------
CROATIA--0.48%
HEALTH/PERSONAL CARE--0.48%
   15,820  Pliva D.D. GDR*...........................................................................      253,120
                                                                                                       -----------
CZECH REPUBLIC--0.50%
HEAVY ENGINEERING/SHIPBUILDING--0.11%
    4,050  Skoda Koncern Plzen A.S. .................................................................       55,935
                                                                                                       -----------
UTILITIES--0.39%
    1,980  SPT Telecom A.S.*.........................................................................      207,448
                                                                                                       -----------
Total Czech Republic Common Stocks...................................................................      263,383
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)

EGYPT--0.47%
BANKS, RETAIL--0.47%
   13,800  Commercial International Bank GDR*........................................................  $   246,675
                                                                                                       -----------
GREECE--0.72%
BEVERAGE/TOBACCO MANUFACTURING--0.72%
   14,520  Hellenic Bottling Company S.A. ...........................................................      379,537
                                                                                                       -----------
HONG KONG--2.31%
COMMERCE/INDUSTRIAL--0.84%
  454,000  Beijing Datang Power Generation Company Ltd. .............................................      215,646
   56,000  Citic Pacific Ltd. .......................................................................      160,682
   24,000  Shanghai Industrial Holdings Ltd. ........................................................       63,125
                                                                                                       -----------
                                                                                                           439,453
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--0.65%
  125,000  Anhui Expressway Co. .....................................................................       12,763
  128,000  Cheung Kong Infrastucture Holdings........................................................      327,569
                                                                                                       -----------
                                                                                                           340,332
                                                                                                       -----------
FOODS--0.04%
   25,000  NG Fung Hong..............................................................................       23,588
                                                                                                       -----------
REAL ESTATE--0.67%
  271,000  China OverSeas Land & Investment..........................................................       50,788
  342,000  China Resources Beijing (1)...............................................................      117,139
   12,000  China Resources Development Enterprises Ltd. .............................................       16,130
   86,000  New World Infrastructure Ltd.*+...........................................................      168,399
                                                                                                       -----------
                                                                                                           352,456
                                                                                                       -----------
SERVICES--0.06%
  175,000  China Travel International................................................................       30,535
                                                                                                       -----------
WHOLESALE--0.05%
   57,000  Guangnan Holdings.........................................................................       29,101
                                                                                                       -----------
Total Hong Kong Common Stocks........................................................................    1,215,465
                                                                                                       -----------
HUNGARY--2.71%
BANKS--0.40%
    5,600  OTP Bank..................................................................................      207,200
                                                                                                       -----------
CHEMICALS--0.42%
    7,000  Borsodchem RT GDR.........................................................................      222,250
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--0.27%
    3,284  Pannonplast Muanya RT.....................................................................      143,430
                                                                                                       -----------
HEALTH/PERSONAL CARE--0.50%
    2,750  Gedeon Richter RT GDR.....................................................................      264,688
                                                                                                       -----------
OIL--0.54%
   11,700  Magyar Olaj Es Gazipari KT................................................................      283,725
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

HUNGARY--(CONCLUDED)

UTILITIES--0.58%
   12,780  Matav RT..................................................................................  $   302,247
                                                                                                       -----------
Total Hungary Common Stocks..........................................................................    1,423,540
                                                                                                       -----------
INDIA--7.71%
BANKS, RETAIL--1.00%
   84,700  State Bank of India.......................................................................      523,211
                                                                                                       -----------
BUILDING MATERIALS & MERCHANTS--0.19%
    3,000  Associated Cement.........................................................................       99,237
                                                                                                       -----------
ELECTRICITY & GAS--0.22%
   28,600  BSES Ltd.*................................................................................      117,952
                                                                                                       -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.39%
   29,000  Bharat Heavy Electricals Ltd. ............................................................      202,587
                                                                                                       -----------
ENGINEERING, VEHICLES--0.92%
   20,500  Bajaj Auto................................................................................      259,498
   16,000  Mahindra & Mahindra.......................................................................      101,630
   20,000  Tata Engineering & Locomotive Company Ltd. GDR+...........................................      120,440
                                                                                                       -----------
                                                                                                           481,568
                                                                                                       -----------
EXTRACTIVE INDUSTRIES--0.00%
      500  Steel Authority of India Ltd. ............................................................          113
                                                                                                       -----------
HOUSEHOLD GOODS & TEXTILES--0.84%
  114,000  Reliance Industries Ltd. .................................................................      441,990
                                                                                                       -----------
OIL--1.48%
   64,000  Bharat Petroleum Corporation Ltd. ........................................................      579,560
   20,000  Hindustan Petroleum Corp. ................................................................      199,353
                                                                                                       -----------
                                                                                                           778,913
                                                                                                       -----------
PHARMACEUTICALS--0.27%
    8,000  Ranbaxy Laboratories Ltd. ................................................................      142,665
                                                                                                       -----------
TELECOMMUNICATIONS--1.14%
   97,000  Mahanagar Telephone Nigam Ltd. ...........................................................      543,978
    3,000  Videsh Sanchar Nigam Ltd. ................................................................       55,498
                                                                                                       -----------
                                                                                                           599,476
                                                                                                       -----------
TOBACCO--0.85%
   31,000  ITC Ltd. .................................................................................      445,750
                                                                                                       -----------
TRANSPORTATION--0.41%
  199,300  Great Eastern Ship........................................................................      214,770
                                                                                                       -----------
Total India Common Stocks............................................................................    4,048,232
                                                                                                       -----------
INDONESIA--1.32%
BANKS--0.00%
   62,000  P.T. Bank Internasional Indonesia.........................................................        2,884
                                                                                                       -----------
FOODS--0.03%
  101,600  P.T. Indofoods Sukses Makmur..............................................................       15,358
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)
INDONESIA--(CONCLUDED)

MINING--0.07%
  142,000  P.T. Aneka Tambang........................................................................  $    21,795
   14,000  P.T. Tambang Timah........................................................................       13,544
                                                                                                       -----------
                                                                                                            35,339
                                                                                                       -----------
MISCELLANEOUS MANUFACTURING--0.09%
   40,000  P.T. Gudang Garam.........................................................................       47,256
                                                                                                       -----------
OIL--0.51%
   11,500  P.T. Gulf Indonesia Resources Ltd. .......................................................      224,250
  218,000  P.T. Perusahaan Perkebu...................................................................       43,093
                                                                                                       -----------
                                                                                                           267,343
                                                                                                       -----------
TELECOMMUNICATIONS--0.62%
   60,000  P.T. Indosat..............................................................................      100,465
   16,000  P.T. Perusahaan Persero Part Telekom ADR..................................................      148,000
  189,000  P.T. Telekomunikasi Indonesia (1).........................................................       75,600
                                                                                                       -----------
                                                                                                           324,065
                                                                                                       -----------
Total Indonesia Common Stocks........................................................................      692,245
                                                                                                       -----------
ISRAEL--2.44%
BANKS--0.80%
  258,040  Bank Leumi................................................................................      422,135
                                                                                                       -----------
PHARMACEUTICALS--0.80%
    9,120  Teva Pharmaceutical Industries Ltd., ADR..................................................      418,950
                                                                                                       -----------
RETAIL TRADE--0.35%
   66,330  Supersol Ltd. ............................................................................      183,861
                                                                                                       -----------
RETAILERS, FOOD--0.08%
    3,000  Blue Square-Israel Ltd ADR................................................................       39,000
                                                                                                       -----------
TELECOMMUNICATIONS--0.41%
    8,700  ECI Telecommunications Ltd. ..............................................................      217,500
                                                                                                       -----------
Total Israel Common Stocks...........................................................................    1,281,446
                                                                                                       -----------
KOREA--2.84%
ELECTRICAL APPLIANCES--1.65%
   38,830  L.G. Electronics Inc. ....................................................................      494,293
    1,434  L.G. Information and Communications Ltd. .................................................       63,984
    5,454  Samsung Electronics Corp. ................................................................      310,992
                                                                                                       -----------
                                                                                                           869,269
                                                                                                       -----------
ELECTRICITY & GAS--0.10%
    3,600  Korea Electric Power Corp. ...............................................................       52,205
                                                                                                       -----------
IRON & STEEL--0.18%
    1,750  Pohang Iron & Steel Co. Ltd. .............................................................       93,701
                                                                                                       -----------
OIL--0.67%
   11,050  Ssangyong Oil Refining Co. ...............................................................      113,835
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

KOREA--(CONCLUDED)
OIL--(CONCLUDED)

   21,000  Yukong Ltd. ..............................................................................  $   235,630
                                                                                                       -----------
                                                                                                           349,465
                                                                                                       -----------
TELECOMMUNICATIONS--0.24%
      248  SK Telecom Company Ltd. ..................................................................      127,775
                                                                                                       -----------
Total Korea Common Stocks............................................................................    1,492,415
                                                                                                       -----------
MAURITIUS--0.32%
OTHER FINANCIAL--0.32%
  286,000  State Bank of Mauritius Ltd. .............................................................      169,528
                                                                                                       -----------
MEXICO--12.72%
BREWERIES, PUBS, & RESTAURANTS--1.31%
  106,700  Fomento Economico Mexicano S.A. de C.V. Series B*.........................................      687,939
                                                                                                       -----------
BUILDING MATERIALS & MERCHANTS--1.28%
  184,400  Cemex S.A. de C.V. .......................................................................      671,894
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--1.26%
   15,100  Bufete Industrial S.A. ADR*...............................................................      135,900
   74,000  Consorico ARA S.A. de C.V. (1) ...........................................................      323,909
   20,000  Grupo Industrial Saltillo, S.A. de C.V. ..................................................       69,324
   29,800  Hylsamex S.A. de C.V. (1) ................................................................      135,022
                                                                                                       -----------
                                                                                                           664,155
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--1.14%
   44,000  Desc-Sociedad de Fomento Industrial, S.A. de C.V. Series B................................      320,123
   47,400  Grupo Carso, S.A. de C.V. Series A*.......................................................      278,131
                                                                                                       -----------
                                                                                                           598,254
                                                                                                       -----------
FINANCIAL SERVICES--0.43%
  423,000  Grupo Financiero Bancomer S.A. de C.V.* (1)...............................................      226,187
                                                                                                       -----------
FOOD PRODUCERS--0.70%
   24,000  Grupo Industrial Bimbo....................................................................      235,656
   88,000  Sistema Argos, S.A. de C.V. Series B......................................................      132,213
                                                                                                       -----------
                                                                                                           367,869
                                                                                                       -----------
MEDIA--1.10%
  320,000  Control Commer Mexico.....................................................................      385,378
    6,000  Grupo Televisa, S.A. de C.V. GDS..........................................................      193,125
                                                                                                       -----------
                                                                                                           578,503
                                                                                                       -----------
METALS--0.29%
    9,000  Tubos de Acero de Mexico S.A. de C.V. ADR*................................................      149,625
                                                                                                       -----------
PAPER, PACKAGING & PRINTING--0.55%
   66,750  Kimberly-Clark de Mexico S.A.
             de C.V. (1) ............................................................................      288,621
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)

RETAILERS, GENERAL--1.62%
   74,020  Cifra S.A. de C.V. Series A...............................................................  $   134,678
  422,500  Cifra S.A. de C.V. Series C*..............................................................      714,746
                                                                                                       -----------
                                                                                                           849,424
                                                                                                       -----------
TELECOMMUNICATIONS--3.04%
   23,600  Telefonos de Mexico, S.A. de C.V. ADR.....................................................    1,162,300
   21,700  TV Azteca S.A. de C.V. ADR................................................................      434,000
                                                                                                       -----------
                                                                                                         1,596,300
                                                                                                       -----------
Total Mexico Common Stocks...........................................................................    6,678,771
                                                                                                       -----------
PAKISTAN--1.02%
CHEMICALS--0.14%
   13,000  Engro Chemicals...........................................................................       28,655
   25,000  Fauji Fertilizer..........................................................................       42,750
                                                                                                       -----------
                                                                                                            71,405
                                                                                                       -----------
ELECTRICITY--0.46%
  178,000  Hub Power Co..............................................................................      238,245
                                                                                                       -----------
RETAIL SALES--0.05%
    1,000  Lever Brothers Pak........................................................................       27,451
                                                                                                       -----------
TELECOMMUNICATIONS--0.37%
  292,000  Pak Telecom Corp..........................................................................      195,746
                                                                                                       -----------
Total Pakistan Common Stocks.........................................................................      532,847
                                                                                                       -----------
PERU--0.56%
TELECOMMUNICATIONS--0.56%
   15,000  Telefonica Del Peru S.A. Class B ADS......................................................      294,375
                                                                                                       -----------
PHILIPPINES--1.95%
ELECTRICITY & GAS--0.38%
   63,520  Manila Electric Co. Class B...............................................................      199,423
                                                                                                       -----------
REAL ESTATE--0.33%
  488,350  Ayala Land Inc. Class B (1)...............................................................      170,355
                                                                                                       -----------
TELECOMMUNICATIONS--1.24%
1,221,000  Digital Telecom...........................................................................       47,136
   24,880  Philippine Long Distance Telephone
             Co. (1) ................................................................................      604,642
                                                                                                       -----------
                                                                                                           651,778
                                                                                                       -----------
Total Philippines Common Stocks......................................................................    1,021,556
                                                                                                       -----------
POLAND--2.22%
AUTO COMPONENTS--0.26%
   20,950  Stomil Olsztyn S.A. ......................................................................      135,866
                                                                                                       -----------
BEVERAGE/TOBACCO MANUFACTURING--0.63%
    3,390  Zaklady Piwowarskie e Zywiec S.A. (Zywiec)................................................      330,732
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

POLAND--(CONCLUDED)

CONSTRUCTION/BUILDING MATERIALS--0.40%
    9,100  Gorazdze S.A. ............................................................................  $   211,688
                                                                                                       -----------
DIVERSIFIED HOLDINGS COMPANIES--0.51%
   27,000  Elektrim..................................................................................      266,460
                                                                                                       -----------
ELECTRICAL EQUIPMENT--0.42%
   30,700  Bydgodska Fabryka Kabli S.A. .............................................................      222,470
                                                                                                       -----------
Total Poland Common Stocks...........................................................................    1,167,216
                                                                                                       -----------
PORTUGAL--3.98%
FORESTRY/PAPER PRODUCTS--0.98%
   20,300  Semapa Sociedade de Investimento e Gestao, S.A. ..........................................      512,403
                                                                                                       -----------
RETAIL TRADE--1.01%
   16,250  Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestorade Participacoes Sociais,
             S.A. ...................................................................................      529,957
                                                                                                       -----------
UTILITIES--1.99%
    9,900  Portugal Telecom S.A. ....................................................................      505,331
    4,220  Telecel-Comunicacaoes Pessoais, S.A. .....................................................      540,615
                                                                                                       -----------
                                                                                                         1,045,946
                                                                                                       -----------
Total Portugal Common Stocks.........................................................................    2,088,306
                                                                                                       -----------
RUSSIA--1.87%
MACHINERY/ENGINE SERVICES--0.63%
   15,760  Unified Energy System.....................................................................      330,960
                                                                                                       -----------
OIL--1.24%
   16,000  Gazprom ADR* (1)..........................................................................      300,800
    5,240  Lukoil Oil Co. (1) .......................................................................      351,080
                                                                                                       -----------
                                                                                                           651,880
                                                                                                       -----------
Total Russia Common Stocks...........................................................................      982,840
                                                                                                       -----------
SOUTH AFRICA--7.90%
BANKS, RETAIL--0.96%
   59,400  Amal Bank of South Africa.................................................................      420,978
    9,000  First National Bank.......................................................................       85,654
                                                                                                       -----------
                                                                                                           506,632
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--1.01%
   20,140  South African Breweries Ltd. .............................................................      530,977
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--1.91%
    7,325  Anglo American Industrial Corp. of South Africa Ltd. S.A. ................................      174,133
   57,675  Barlow Ltd................................................................................      525,542
   91,275  Malbak Ltd. ..............................................................................       64,688
   31,400  Rembrandt Group...........................................................................      238,115
                                                                                                       -----------
                                                                                                         1,002,478
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONCLUDED)
SOUTH AFRICA--(CONCLUDED)

ELECTRICITY--0.34%
   46,000  Energy Africa Ltd. .......................................................................  $   178,374
                                                                                                       -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.28%
   28,932  Dimension Data Holdings Ltd. .............................................................      146,461
                                                                                                       -----------
EXTRACTIVE INDUSTRIES--0.61%
    7,200  Anglo American Corporation of South Africa Ltd S.A. ......................................      319,287
                                                                                                       -----------
MEDIA--0.05%
    5,250  Primedia Ltd. ............................................................................       26,790
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--0.82%
   47,060  Sasol Ltd. ...............................................................................      428,814
                                                                                                       -----------
OTHER FINANCIAL--0.58%
   24,600  Fedsure Holdings..........................................................................      303,857
                                                                                                       -----------
PAPER, PACKAGING & PRINTING--0.44%
   68,000  Nampak....................................................................................      234,079
                                                                                                       -----------
PHARMACEUTICALS--0.21%
   23,967  South African Druggist Ltd. ..............................................................      111,621
                                                                                                       -----------
RETAILERS, FOOD--0.30%
   33,099  Foodcorp Ltd. ............................................................................      158,173
                                                                                                       -----------
RETAILERS, GENERAL--0.39%
   27,815  Ellerine Holdings.........................................................................      202,762
                                                                                                       -----------
Total South Africa Common Stocks.....................................................................    4,150,305
                                                                                                       -----------
TAIWAN--5.23%
COMMERCE/INDUSTRIAL--0.76%
   20,500  Asustek Computer Inc. ....................................................................      402,312
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--0.35%
   15,666  Asia Cement Corp. GDR.....................................................................      184,076
                                                                                                       -----------
ELECTRICAL APPLIANCES--2.33%
   16,000  Acer Inc. ................................................................................      120,000
   20,300  Siliconware Precision Industries Co. GDR*+ (1)............................................      295,872
   34,000  Taiwan Semiconductor Manufacturing Company Ltd. (1) ......................................      807,500
                                                                                                       -----------
                                                                                                         1,223,372
                                                                                                       -----------
MISCELLANEOUS FINANCIAL--1.20%
   42,000  R.O.C. Taiwan Fund*.......................................................................      404,250
   12,000  Taiwan Fund Inc. .........................................................................      225,000
                                                                                                       -----------
                                                                                                           629,250
                                                                                                       -----------
MISCELLANEOUS MANUFACTURING--0.41%
   17,234  Teco Electric & Machinery Ltd. GDR........................................................      213,271
                                                                                                       -----------
TRANSPORTATION EQUIPMENT--0.18%
    8,881  Evergreen Marine Corp. GDR*+..............................................................       93,251
                                                                                                       -----------
Total Taiwan Common Stocks...........................................................................    2,745,532
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

THAILAND--1.12%
ELECTRICITY & GAS--0.26%
   49,500  Electricity Generating Public Company Ltd. ...............................................  $   137,005
                                                                                                       -----------
MINING--0.58%
   26,200  PTT Exploration & Production PLC..........................................................      301,983
                                                                                                       -----------
TELECOMMUNICATIONS--0.28%
   20,000  Advanced Info Services PLC................................................................      147,109
                                                                                                       -----------
Total Thailand Common Stocks.........................................................................      586,097
                                                                                                       -----------
TURKEY--2.29%
BANKS--0.44%
6,450,000  Yapi Ve Kredi Bankasi.....................................................................      232,964
                                                                                                       -----------
FINANCIAL INSTITUTIONS/SERVICES--0.21%
4,229,000  Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S. .........................................      108,275
                                                                                                       -----------
HOUSEHOLD DURABLES/APPLIANCES--0.41%
3,721,772  Trakya Cam Sanayii A.S. ..................................................................      216,951
                                                                                                       -----------
RETAIL TRADE--0.65%
  379,904  Migros Turk T.A.S. .......................................................................      343,038
                                                                                                       -----------
UTILITIES--0.58%
  874,000  Northern Elektrik Telekomvaskayson A.S. ..................................................      303,687
                                                                                                       -----------
Total Turkey Common Stocks...........................................................................    1,204,915
                                                                                                       -----------
VENEZUELA--1.01%
ELECTRICITY--0.65%
  354,292  Electricidad de Caracas...................................................................      339,945
                                                                                                       -----------
TELECOMMUNICATIONS--0.36%
    5,200  Compania Anonima National Telecom de Venezuela (CANTV) ADR................................      191,100
                                                                                                       -----------
Total Venezuela Common Stocks........................................................................      531,045
                                                                                                       -----------
ZIMBABWE--0.13%
EXTRACTIVE INDUSTRIES--0.13%
   64,300  Meikles Africa Ltd. ......................................................................       67,515
                                                                                                       -----------
Total Common Stocks (cost--$43,161,001)..............................................................   40,599,473
                                                                                                       -----------

PREFERRED STOCKS--9.96%
BRAZIL--9.96%
BANKS, RETAIL--1.24%
11,571,150 Banco Bradesco S.A. ......................................................................       91,696
   19,000  Companhia Vale do Rio Doce................................................................      367,109
3,250,000  Uniao de Bancos Brasilerios S.A. (Unibanco)...............................................      190,989
                                                                                                       -----------
                                                                                                           649,794
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

PREFERRED STOCKS--(CONCLUDED)
BRAZIL--(CONCLUDED)

BREWERIES, PUBS, & RESTAURANTS--0.59%
  452,000  Cia Cervejaria Brahma.....................................................................  $   309,892
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--0.26%
  220,000  Itausa Investimentos Itau S.A. ...........................................................      137,120
                                                                                                       -----------
ELECTRICITY--1.93%
18,240,000 Centrais Electricas Brasileiras S.A. (Electrobras)........................................      820,159
   16,300  Companhia Paranaense de Energia...........................................................      195,600
                                                                                                       -----------
                                                                                                         1,015,759
                                                                                                       -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.60%
2,537,478  Telecomunicacoes do Rio de Janiero S.A. (Telerj)..........................................      316,083
                                                                                                       -----------
ENGINEERING--0.22%
   20,050  Usinas Siderurgicas de Minas Gerais S.A. (Usiminas).......................................      118,004
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--1.68%
4,125,000  Petroleo Brasileiros S.A. (Petrobras).....................................................      881,489
                                                                                                       -----------
PAPER, PACKAGING & PRINTING--0.11%
  150,000  Klabin Fabricadora........................................................................       58,766
                                                                                                       -----------
SUPPORT SERVICES--0.66%
8,700,000  Companhia Energetica de Minas
             Gerais..................................................................................      343,941
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

BRAZIL--(CONCLUDED)

TELECOMMUNICATIONS--2.67%
4,590,000  Telecomunicacoes Brasileiras S.A. (Telebras)..............................................  $   502,689
3,101,423  Telecomunicacoes de Sao Paulo S.A. (Telesp)...............................................      897,510
                                                                                                       -----------
                                                                                                         1,400,199
                                                                                                       -----------
Total Preferred Stocks (cost--$4,635,999)............................................................    5,231,047
                                                                                                       -----------
NUMBER OF
WARRANTS
---------

WARRANTS--0.00%
ISRAEL--0.00%
BANKS--0.00%
   20,000  Bank Leumi, warrants expiring 08/10/98 (cost-$4,177)......................................        2,272
                                                                                                       -----------
NUMBER OF
 RIGHTS
---------

STOCK RIGHTS--0.01%
BRAZIL--0.01%
BANKS, RETAIL--0.01%
  494,726  Banco Bradesco S.A., rights expiring 02/05/98 (cost-$3,107)...............................        3,920
                                                                                                       -----------

PRINCIPAL
 AMOUNT                                                              MATURITY            INTEREST
  (000)                                                                DATE                RATE
---------                                                      --------------------  ----------------
REPURCHASE AGREEMENT--13.49%
$   7,084  Repurchase Agreement dated 01/31/98 with State            02/02/98             5.000%         7,084,000
             Street Bank & Trust Co., collateralized by
             $4,941,424 U.S. Treasury Notes, 9.875% due
             11/15/15 (value-$7,225,819) proceeds: $7,086,952
             (cost-$7,084,000)...............................
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                     VALUE
---------                                                                -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--7.07%
MONEY MARKET FUNDS--7.07%
2,225,281  Liquid Assets Portfolio.....................................  $ 2,225,281
   5,071   Prime Portfolio.............................................        5,071
1,476,688  TempCash Portfolio..........................................    1,476,688
   5,460   TempFund Portfolio..........................................        5,460
                                                                         -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$3,712,500)...................................................    3,712,500
                                                                         -----------
                                                                          56,633,212
Total Investments (cost--$58,600,784)--107.85%.........................
                                                                          (4,121,154)
Liabilities in excess of other assets--(7.85)%.........................
                                                                         -----------
Net Assets--100.00%....................................................  $52,512,058
                                                                         -----------
                                                                         -----------

-----------------

*          Non-income producing security
+          Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR        American Depositary Receipt
ADS        American Depositary Shares
GDR        Global Depositary Receipt
(1)        Security, or a portion thereof, was on loan at January 31, 1998.

                 See accompanying notes to financial statements

                      [This page intentionally left blank]

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$21,048,539; $187,229,003;
  $88,610,253; $109,090,324;
  $42,498,511; $66,833,190;
  $197,918,402; $192,561,949;
  $139,403,727; $129,501,031;
  $106,308,819 and $51,516,784,
  respectively).........................  $21,048,539    $189,006,947   $90,053,203    $111,413,690
Repurchase Agreements, at value
  (cost--$0; $0; $13,881,000;
  $1,404,000; $0; $6,626,000;
  $4,040,000; $2,621,000; $10,079,000;
  $18,633,000; $9,896,000 and
  $7,084,000, respectively).............      --              --         13,881,000       1,404,000
                                          ------------   ------------   ------------   ------------
                                           21,048,539     189,006,947   103,934,203     112,817,690
Cash (including cash denominated in
  foreign currencies)...................      --            7,176,191        42,639          32,976
Receivable for investments sold.........      --           57,865,042       --              499,258
Receivable for shares of beneficial
  interest sold.........................       38,398         213,176       110,359         169,218
Receivable from adviser.................        4,439         --            --              --
Unrealized appreciation of forward
  foreign currency contracts............      --              --            --              --
Dividends and interest receivable.......      169,546         856,872     1,124,877         902,665
Deferred organizational costs...........       48,449          48,449        48,449          48,449
Other assets............................       20,502          59,457        17,319         102,664
                                          ------------   ------------   ------------   ------------
Total assets............................   21,329,873     255,226,134   105,277,846     114,572,920
                                          ------------   ------------   ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................        6,476          28,721        46,970          13,375
Dividends payable.......................       49,973         --            --              --
Payable for investments purchased.......      --          123,661,666       --           14,107,412
Collateral for securities loaned........      --              --         20,186,215         --
Outstanding options written.............      --              --            --                  125
Unrealized depreciation of forward
  foreign currency contracts............      --              --            --              --
Payable to affiliates...................      --               38,581        42,663          42,299
Accrued expenses and other
  liabilities...........................       96,700         110,704       180,982         113,692
                                          ------------   ------------   ------------   ------------
Total liabilities.......................      153,149     123,839,672    20,456,830      14,276,903
                                          ------------   ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--21,177,514;
  10,437,647; 6,828,853; 7,539,953;
  3,475,932; 6,108,666; 11,675,013;
  10,729,730; 9,611,744; 11,013,691;
  8,662,982 and 4,593,388 respectively
  (unlimited number authorized).........   21,177,514     128,559,389    82,792,852      95,896,317
Accumulated net investment income
  (loss)................................      --              590,496       549,097         440,483
Accumulated net realized gains (losses)
  from investment, future and option
  transactions..........................         (790)        458,633        38,067         902,766
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................      --            1,777,944     1,441,000       3,056,451
                                          ------------   ------------   ------------   ------------
Net assets..............................  $21,176,724    $131,386,462   $84,821,016    $100,296,017
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............         $1.00         $12.59         $12.42         $13.30

                                                                                           PACE                          PACE
                                                                            PACE          LARGE           PACE       SMALL/MEDIUM
                                              PACE           PACE          LARGE         COMPANY      SMALL/MEDIUM     COMPANY
                                           MUNICIPAL     GLOBAL FIXED     COMPANY         GROWTH        COMPANY         GROWTH
                                          FIXED INCOME      INCOME      VALUE EQUITY      EQUITY      VALUE EQUITY      EQUITY
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$21,048,539; $187,229,003;
  $88,610,253; $109,090,324;
  $42,498,511; $66,833,190;
  $197,918,402; $192,561,949;
  $139,403,727; $129,501,031;
  $106,308,819 and $51,516,784,
  respectively).........................  $43,708,399    $ 67,274,711   $229,136,524   $212,593,972   $166,545,729   $151,182,957
Repurchase Agreements, at value
  (cost--$0; $0; $13,881,000;
  $1,404,000; $0; $6,626,000;
  $4,040,000; $2,621,000; $10,079,000;
  $18,633,000; $9,896,000 and
  $7,084,000, respectively).............      --            6,626,000     4,040,000      2,621,000     10,079,000     18,633,000
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                           43,708,399      73,900,711   233,176,524    215,214,972    176,624,729    169,815,957
Cash (including cash denominated in
  foreign currencies)...................      --            4,212,860           104        231,969          2,763            982
Receivable for investments sold.........      --            3,438,244       570,985      1,692,462      2,039,554        927,957
Receivable for shares of beneficial
  interest sold.........................       63,003          98,246       338,446        310,859        209,163        210,259
Receivable from adviser.................      --              --            --             --             --             --
Unrealized appreciation of forward
  foreign currency contracts............      --              441,527       --             --             --             --
Dividends and interest receivable.......      641,679       1,091,388       149,113        113,701        179,005         56,047
Deferred organizational costs...........       48,449          48,449        48,449         48,449         48,449         48,449
Other assets............................       16,055          12,527        23,591         11,731         19,549         20,157
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total assets............................   44,477,585      83,243,952   234,307,212    217,624,143    179,123,212    171,079,808
                                          ------------   ------------   ------------   ------------   ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................       26,979          16,116        60,865         49,384         40,692         41,129
Dividends payable.......................      --              --            --             --             --             --
Payable for investments purchased.......       17,619       4,881,473       489,030      2,465,558      4,079,098      1,081,119
Collateral for securities loaned........      --            2,566,200    18,393,399     15,591,900      3,953,600      9,455,800
Outstanding options written.............      --              --            --             --             --             --
Unrealized depreciation of forward
  foreign currency contracts............      --              587,403       --             --             --             --
Payable to affiliates...................       12,443          16,408       143,150        110,406        115,218        101,633
Accrued expenses and other
  liabilities...........................      113,462          98,214       160,750         71,372        133,538         66,594
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total liabilities.......................      170,503       8,165,814    19,247,194     18,288,620      8,322,146     10,746,275
                                          ------------   ------------   ------------   ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--21,177,514;
  10,437,647; 6,828,853; 7,539,953;
  3,475,932; 6,108,666; 11,675,013;
  10,729,730; 9,611,744; 11,013,691;
  8,662,982 and 4,593,388 respectively
  (unlimited number authorized).........   43,118,883      74,934,035   180,424,773    161,444,277    133,421,148    140,002,145
Accumulated net investment income
  (loss)................................      167,016         406,904         5,033        (71,261)       171,048       (141,171)
Accumulated net realized gains (losses)
  from investment, future and option
  transactions..........................     (188,705)       (547,167)    3,342,520     17,930,484     10,066,868     (1,209,367)
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................    1,209,888         284,366    31,287,692     20,032,023     27,142,002     21,681,926
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net assets..............................  $44,307,082    $ 75,078,138   $215,060,018   $199,335,523   $170,801,066   $160,333,533
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............        $12.75         $12.29         $18.42         $18.58         $17.77         $14.56

                                                            PACE
                                                         INTERNATIONAL
                                              PACE        EMERGING
                                          INTERNATIONAL    MARKETS
                                             EQUITY        EQUITY
                                          INVESTMENTS    INVESTMENTS
                                          ------------   -----------
ASSETS
Investments, at value
  (cost--$21,048,539; $187,229,003;
  $88,610,253; $109,090,324;
  $42,498,511; $66,833,190;
  $197,918,402; $192,561,949;
  $139,403,727; $129,501,031;
  $106,308,819 and $51,516,784,
  respectively).........................  $117,085,444   $49,549,212
Repurchase Agreements, at value
  (cost--$0; $0; $13,881,000;
  $1,404,000; $0; $6,626,000;
  $4,040,000; $2,621,000; $10,079,000;
  $18,633,000; $9,896,000 and
  $7,084,000, respectively).............     9,896,000    7,084,000
                                          ------------   -----------
                                           126,981,444   56,633,212
Cash (including cash denominated in
  foreign currencies)...................     2,012,739        1,813
Receivable for investments sold.........     1,619,126      304,975
Receivable for shares of beneficial
  interest sold.........................       179,386       99,085
Receivable from adviser.................       --            --
Unrealized appreciation of forward
  foreign currency contracts............       --            --
Dividends and interest receivable.......       226,526       44,798
Deferred organizational costs...........        48,449       48,449
Other assets............................        34,175       27,013
                                          ------------   -----------
Total assets............................   131,101,845   57,159,345
                                          ------------   -----------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................        37,177       21,454
Dividends payable.......................       --            --
Payable for investments purchased.......     2,906,449      706,192
Collateral for securities loaned........     2,811,900    3,712,500
Outstanding options written.............       --            --
Unrealized depreciation of forward
  foreign currency contracts............       --            --
Payable to affiliates...................        93,066       25,166
Accrued expenses and other
  liabilities...........................        92,802      181,975
                                          ------------   -----------
Total liabilities.......................     5,941,394    4,647,287
                                          ------------   -----------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--21,177,514;
  10,437,647; 6,828,853; 7,539,953;
  3,475,932; 6,108,666; 11,675,013;
  10,729,730; 9,611,744; 11,013,691;
  8,662,982 and 4,593,388 respectively
  (unlimited number authorized).........   116,491,719   59,388,764
Accumulated net investment income
  (loss)................................        41,347       40,190
Accumulated net realized gains (losses)
  from investment, future and option
  transactions..........................    (2,121,550)  (4,917,829)
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................    10,748,935   (1,999,067)
                                          ------------   -----------
Net assets..............................  $125,160,451   $52,512,058
                                          ------------   -----------
                                          ------------   -----------
Net asset value, offering price and
  redemption value per share............        $14.45        $11.43

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $   557,715    $ 3,932,305    $ 2,493,316    $ 2,747,873
Dividends (net of foreign withholding
  taxes, if any)........................      --             --             --             --
                                          ------------   ------------   ------------   ------------
                                              557,715      3,932,305      2,493,316      2,747,873
                                          ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................       34,065        410,291        229,664        306,491
Transfer agency fees and expenses.......       40,768         32,626         15,033         28,284
Trustees' fees..........................       13,125         13,125         13,125         13,125
Amortization of organizational
  expenses..............................        9,568          9,568          9,568          9,568
Legal and audit.........................        9,364         19,420         11,962         16,640
Reports and notices to shareholders.....        6,482         22,259         12,869         11,242
Federal and state registration fees.....        3,831         16,586          6,226          8,855
Custody and accounting..................          957         38,744         23,750         26,900
Other expenses..........................        3,276         15,325          4,734          2,443
                                          ------------   ------------   ------------   ------------
                                              121,436        577,944        326,931        423,548
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................      (72,835)       (78,624)        (4,567)       (51,382)
                                          ------------   ------------   ------------   ------------
Net expenses............................       48,601        499,320        322,364        372,166
                                          ------------   ------------   ------------   ------------
Net investment income (loss)............      509,114      3,432,985      2,170,952      2,375,707
                                          ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
  transactions..........................         (790)     1,774,780        545,698      1,689,994
    Foreign currency transactions.......      --             --            (175,724)       --
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....      --            (101,122)       687,951      1,060,263
    Other assets, liabilities and
  forward contracts denominated in
       foreign currencies...............      --             --               8,894            751
                                          ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................         (790)     1,673,658      1,066,819      2,751,008
                                          ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from operations.......................  $   508,324    $ 5,106,643    $ 3,237,771    $ 5,126,715
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                           PACE                          PACE
                                                                            PACE          LARGE           PACE       SMALL/MEDIUM
                                              PACE           PACE          LARGE         COMPANY      SMALL/MEDIUM     COMPANY
                                           MUNICIPAL     GLOBAL FIXED     COMPANY         GROWTH        COMPANY         GROWTH
                                          FIXED INCOME      INCOME      VALUE EQUITY      EQUITY      VALUE EQUITY      EQUITY
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------   ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 1,112,014    $ 2,106,140    $   144,778    $   111,543    $   275,511    $   385,251
Dividends (net of foreign withholding
  taxes, if any)........................      --             --           1,575,230        698,245      1,102,812        212,432
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                            1,112,014      2,106,140      1,720,008        809,788      1,378,323        597,683
                                          ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................      119,323        276,689        780,711        705,703        625,317        591,988
Transfer agency fees and expenses.......       12,000         37,716         42,815         49,750         41,430         44,516
Trustees' fees..........................       13,125         13,125         13,125         13,125         13,125         13,125
Amortization of organizational
  expenses..............................        9,568          9,568          9,568          9,568          9,568          9,568
Legal and audit.........................       12,677         18,055         15,111         37,983         17,461         26,250
Reports and notices to shareholders.....        6,834         12,249         16,654         31,050         18,394         21,841
Federal and state registration fees.....        1,444         10,039         12,848         18,251         13,215         16,943
Custody and accounting..................       12,805         53,524         60,137         53,363         47,262         45,375
Other expenses..........................        3,913          9,948          5,726          3,145          7,476          4,209
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                              191,689        440,913        956,695        921,938        793,248        773,815
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................      (22,643)      (112,345)       --             (39,809)       (10,582)       (33,830)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net expenses............................      169,046        328,568        956,695        882,129        782,666        739,985
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)............      942,968      1,777,572        763,313        (72,341)       595,657       (142,302)
                                          ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
  transactions..........................      (33,802)     1,356,085      7,724,815     25,588,487     13,174,452      2,359,229
    Foreign currency transactions.......      --          (1,320,572)       --             --             --             --
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....      289,396         84,837     (7,974,505)   (20,761,551)      (561,823)     4,551,448
    Other assets, liabilities and
  forward contracts denominated in
       foreign currencies...............      --             258,999        --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................      255,594        379,349       (249,690)     4,826,936     12,612,629      6,910,677
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from operations.......................  $ 1,198,562    $ 2,156,921    $   513,623    $ 4,754,595    $13,208,286    $ 6,768,375
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                                                            PACE
                                                         INTERNATIONAL
                                              PACE        EMERGING
                                          INTERNATIONAL    MARKETS
                                             EQUITY        EQUITY
                                          INVESTMENTS    INVESTMENTS
                                          ------------   -----------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $   302,371    $  147,109
Dividends (net of foreign withholding
  taxes, if any)........................      558,567       334,342
                                          ------------   -----------
                                              860,938       481,451
                                          ------------   -----------
EXPENSES:
Investment advisory and administration
  fees..................................      504,845       294,316
Transfer agency fees and expenses.......       40,029        38,382
Trustees' fees..........................       13,125        13,125
Amortization of organizational
  expenses..............................        9,568         9,568
Legal and audit.........................       14,513        15,700
Reports and notices to shareholders.....        6,459        13,465
Federal and state registration fees.....        6,295        10,548
Custody and accounting..................       84,159        94,393
Other expenses..........................        2,785         3,651
                                          ------------   -----------
                                              681,778       493,148
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................      --            (91,808)
                                          ------------   -----------
Net expenses............................      681,778       401,340
                                          ------------   -----------
Net investment income (loss)............      179,160        80,111
                                          ------------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
  transactions..........................     (522,862)   (4,645,646)
    Foreign currency transactions.......     (136,632)      (98,541)
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....   (3,937,814)   (12,012,749)
    Other assets, liabilities and
  forward contracts denominated in
       foreign currencies...............      (20,087)      190,477
                                          ------------   -----------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................   (4,617,395)   (16,566,459)
                                          ------------   -----------
Net increase in net assets resulting
  from operations.......................  $(4,438,235)   $(16,486,348)
                                          ------------   -----------
                                          ------------   -----------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   PACE
                                                     PACE                  GOVERNMENT SECURITIES
                                           MONEY MARKET INVESTMENTS      FIXED INCOME INVESTMENTS
                                          ---------------------------   ---------------------------
                                          FOR THE SIX                   FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED       JANUARY 31,       ENDED
                                              1998         JULY 31,         1998         JULY 31,
                                          (UNAUDITED)        1997       (UNAUDITED)        1997
                                          ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income.................  $   509,114    $   669,007    $ 3,432,985    $  4,314,719
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................         (790)           360      1,774,780       1,571,072
    Foreign currency transactions.......      --             --             --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....      --             --            (101,122)      2,036,731
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      --             --             --                  (10)
                                          ------------   ------------   ------------   ------------
  Net increase in net assets resulting
   from operations......................      508,324        669,367      5,106,643       7,922,512
                                          ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (509,114)      (669,007)    (3,336,978)     (4,069,911)
  Net realized gains from investment
   transactions.........................      --                (619)    (1,983,939)       (336,399)
                                          ------------   ------------   ------------   ------------
                                             (509,114)      (669,626)    (5,320,917)     (4,406,310)
                                          ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   11,139,695     14,140,218     33,898,528      51,021,900
  Cost of shares repurchased............   (6,518,295)    (8,937,847)    (9,128,154)    (16,027,909)
  Proceeds from dividends reinvested....      486,056        646,822      5,224,493       4,343,399
                                          ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    5,107,456      5,849,193     29,994,867      39,337,390
                                          ------------   ------------   ------------   ------------
  Net increase in net assets............    5,106,666      5,848,934     29,780,593      42,853,592

NET ASSETS:
  Beginning of period...................   16,070,058     10,221,124    101,605,869      58,752,277
                                          ------------   ------------   ------------   ------------
  End of period.........................  $21,176,724    $16,070,058    $131,386,462   $101,605,869
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
  Undistributed net investment income...  $   --         $   --         $   590,496    $    494,489
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                     PACE                          PACE                          PACE
                                           INTERMEDIATE FIXED INCOME      STRATEGIC FIXED INCOME        MUNICIPAL FIXED INCOME
                                                  INVESTMENTS                   INVESTMENTS                   INVESTMENTS
                                          ---------------------------   ---------------------------   ---------------------------
                                          FOR THE SIX                   FOR THE SIX                   FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED       JANUARY 31,       ENDED       JANUARY 31,       ENDED
                                              1998         JULY 31,         1998         JULY 31,         1998         JULY 31,
                                          (UNAUDITED)        1997       (UNAUDITED)        1997       (UNAUDITED)        1997
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income.................  $ 2,170,952    $ 3,026,315    $ 2,375,707    $ 3,183,558    $   942,968    $ 1,213,887
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................      545,698       (272,058)     1,689,994        804,905        (33,802)      (117,168)
    Foreign currency transactions.......     (175,724)        (2,307)       --             --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....      687,951      1,470,929      1,060,263      2,393,323        289,396        850,557
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        8,894        (11,478)           751             47        --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets resulting
   from operations......................    3,237,771      4,211,401      5,126,715      6,381,833      1,198,562      1,947,276
                                          ------------   ------------   ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................   (1,922,047)    (2,918,801)    (2,261,311)    (3,066,213)      (893,927)    (1,168,430)
  Net realized gains from investment
   transactions.........................      --             --            (882,227)      (433,240)       --             (58,851)
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                           (1,922,047)    (2,918,801)    (3,143,538)    (3,499,453)      (893,927)    (1,227,281)
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   21,794,238     34,600,315     27,355,921     38,094,747     13,035,442     19,365,469
  Cost of shares repurchased............   (6,926,281)   (13,278,515)    (7,316,117)   (11,807,997)    (4,194,274)    (4,749,932)
  Proceeds from dividends reinvested....    1,886,730      2,863,582      3,098,552      3,455,539        869,139      1,191,557
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   16,754,687     24,185,382     23,138,356     29,742,289      9,710,307     15,807,094
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets............   18,070,411     25,477,982     25,121,533     32,624,669     10,014,942     16,527,089

NET ASSETS:
  Beginning of period...................   66,750,605     41,272,623     75,174,484     42,549,815     34,292,140     17,765,051
                                          ------------   ------------   ------------   ------------   ------------   ------------
  End of period.........................  $84,821,016    $66,750,605    $100,296,017   $75,174,484    $44,307,082    $34,292,140
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Undistributed net investment income...  $   549,097    $   300,192    $   440,483    $   326,087    $   167,016    $   117,975
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------


                                                     PACE
                                              GLOBAL FIXED INCOME
                                                  INVESTMENTS
                                          ---------------------------
                                          FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED
                                              1998         JULY 31,
                                          (UNAUDITED)        1997
                                          ------------   ------------
FROM OPERATIONS:
  Net investment income.................  $ 1,777,572    $ 2,608,277
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    1,356,085        990,587
    Foreign currency transactions.......   (1,320,572)    (1,500,518)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       84,837          1,235
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      258,999       (444,857)
                                          ------------   ------------
  Net increase in net assets resulting
   from operations......................    2,156,921      1,654,724
                                          ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (864,807)    (2,001,376)
  Net realized gains from investment
   transactions.........................     (621,114)      (320,299)
                                          ------------   ------------
                                           (1,485,921)    (2,321,675)
                                          ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   18,721,477     30,873,266
  Cost of shares repurchased............   (6,055,925)   (10,515,151)
  Proceeds from dividends reinvested....    1,462,374      2,292,365
                                          ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   14,127,926     22,650,480
                                          ------------   ------------
  Net increase in net assets............   14,798,926     21,983,529
NET ASSETS:
  Beginning of period...................   60,279,212     38,295,683
                                          ------------   ------------
  End of period.........................  $75,078,138    $60,279,212
                                          ------------   ------------
                                          ------------   ------------
  Undistributed net investment income...  $   406,904    $   --
                                          ------------   ------------
                                          ------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                     PACE                          PACE
                                              LARGE COMPANY VALUE          LARGE COMPANY GROWTH
                                              EQUITY INVESTMENTS            EQUITY INVESTMENTS
                                          ---------------------------   ---------------------------
                                          FOR THE SIX                   FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED       JANUARY 31,       ENDED
                                              1998         JULY 31,         1998         JULY 31,
                                          (UNAUDITED)        1997       (UNAUDITED)        1997
                                          ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income (loss)..........  $   763,313    $  1,022,857   $   (72,341)   $    242,099
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    7,724,815      12,582,167    25,588,487       3,415,324
    Foreign currency transactions.......      --              --            --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   (7,974,505)     38,091,574   (20,761,551)     38,776,128
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      --                  186       --              --
                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............      513,623      51,696,784     4,754,595      42,433,551
                                          ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................   (1,408,413)       (775,005)      (89,237)       (226,897)
  Net realized gains from investment
   transactions.........................  (14,337,107)     (4,599,545)  (10,121,657)        --
                                          ------------   ------------   ------------   ------------
                                          (15,745,520)     (5,374,550)  (10,210,894)       (226,897)
                                          ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   52,108,436      76,627,397    49,187,143      71,324,987
  Cost of shares repurchased............  (18,175,632)    (28,358,191)  (14,855,992)    (22,670,755)
  Proceeds from dividends reinvested....   15,552,551       5,318,346    10,126,809         224,739
                                          ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   49,485,355      53,587,552    44,457,960      48,878,971
                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................   34,253,458      99,909,786    39,001,661      91,085,625

NET ASSETS:
  Beginning of period...................  180,806,560      80,896,774   160,333,862      69,248,237
                                          ------------   ------------   ------------   ------------
  End of period.........................  $215,060,018   $180,806,560   $199,335,523   $160,333,862
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
  Undistributed net investment income...  $     5,033    $    650,133   $   --         $     90,317
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                     PACE                          PACE                          PACE
                                             SMALL/MEDIUM COMPANY       SMALL/MEDIUM COMPANY GROWTH      INTERNATIONAL EQUITY
                                           VALUE EQUITY INVESTMENTS         EQUITY INVESTMENTS                INVESTMENTS
                                          ---------------------------   ---------------------------   ---------------------------
                                          FOR THE SIX                   FOR THE SIX                   FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED       JANUARY 31,       ENDED       JANUARY 31,       ENDED
                                              1998         JULY 31,         1998         JULY 31,         1998         JULY 31,
                                          (UNAUDITED)        1997       (UNAUDITED)        1997       (UNAUDITED)        1997
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income (loss)..........  $   595,657    $    963,437   $  (142,302)   $   (187,269)  $   179,160    $    670,093
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................   13,174,452       8,345,595     2,359,229       4,458,445      (522,862)      1,296,752
    Foreign currency transactions.......      --              --            --              --           (136,632)        597,617
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (561,823)     28,544,660     4,551,448      19,755,079    (3,937,814)     14,945,764
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      --              --            --              --            (20,087)       (201,997)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............   13,208,286      37,853,692     6,768,375      24,026,255    (4,438,235)     17,308,229
                                          ------------   ------------   ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................   (1,076,984)       (607,087)      --              --         (1,289,475)       (592,454)
  Net realized gains from investment
   transactions.........................  (10,697,586)     (2,130,756)   (6,433,649)        --         (2,560,448)       (355,947)
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (11,774,570)     (2,737,843)   (6,433,649)        --         (3,849,923)       (948,401)
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   38,811,951      53,611,026    41,151,990      56,184,647    36,017,021      52,799,774
  Cost of shares repurchased............  (16,162,757)    (20,290,061)  (13,133,571)    (17,966,629)   (9,355,208)    (12,452,231)
  Proceeds from dividends reinvested....   11,671,074       2,715,942     6,371,763         --          3,807,750         941,111
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   34,320,268      36,036,907    34,390,182      38,218,018    30,469,563      41,288,654
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................   35,753,984      71,152,756    34,724,908      62,244,273    22,181,405      57,648,482

NET ASSETS:
  Beginning of period...................  135,047,082      63,894,326   125,608,625      63,364,352   102,979,046      45,330,564
                                          ------------   ------------   ------------   ------------   ------------   ------------
  End of period.........................  $170,801,066   $135,047,082   $160,333,533   $125,608,625   $125,160,451   $102,979,046
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Undistributed net investment income...  $   171,048    $    652,375   $   --         $      1,131   $    41,347    $  1,151,662
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------


                                                     PACE
                                            INTERNATIONAL EMERGING
                                          MARKETS EQUITY INVESTMENTS
                                          ---------------------------
                                          FOR THE SIX
                                          MONTHS ENDED   FOR THE YEAR
                                          JANUARY 31,       ENDED
                                              1998         JULY 31,
                                          (UNAUDITED)        1997
                                          ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..........  $    80,111    $   240,541
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................   (4,645,646)       (17,754)
    Foreign currency transactions.......      (98,541)       (46,206)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....  (12,012,749)     9,730,201
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      190,477       (209,093)
                                          ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............  (16,486,348)     9,697,689
                                          ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (208,975)      (106,808)
  Net realized gains from investment
   transactions.........................      --             --
                                          ------------   ------------
                                             (208,975)      (106,808)
                                          ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   19,305,735     26,529,694
  Cost of shares repurchased............   (5,064,395)    (6,948,586)
  Proceeds from dividends reinvested....      206,708        105,920
                                          ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   14,448,048     19,687,028
                                          ------------   ------------
  Net increase (decrease) in net
   assets...............................   (2,247,275)    29,277,909
NET ASSETS:
  Beginning of period...................   54,759,333     25,481,424
                                          ------------   ------------
  End of period.........................  $52,512,058    $54,759,333
                                          ------------   ------------
                                          ------------   ------------
  Undistributed net investment income...  $    40,190    $   169,054
                                          ------------   ------------
                                          ------------   ------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

  ORGANIZATIONAL MATTERS--Prior to June 16, 1995, the Trust had no activities other than organizational matters and activities related to the initial public offering and issuance, at net asset value, of 19,337 shares of beneficial interest of the Trust for a total of $100,000 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins or by the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments of the PACE Money Market Investments are valued at amortized cost which approximates market value.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE").

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which the valuation of such securities is determined and the close of trading on the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Trust's board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended January 31, 1998, the Portfolios entered into no reverse repurchase agreements.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                             ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                     PORTFOLIO                                         AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------  --------------------------
PACE Money Market Investments.......................................................               0.35%
PACE Government Securities Fixed Income Investments.................................               0.70%
PACE Intermediate Fixed Income Investments..........................................               0.60%
PACE Strategic Fixed Income Investments.............................................               0.70%
PACE Municipal Fixed Income Investments.............................................               0.60%
PACE Global Fixed Income Investments................................................               0.80%
PACE Large Company Value Equity Investments.........................................               0.80%
PACE Large Company Growth Equity Investments........................................               0.80%
PACE Small/Medium Company Value Equity Investments..................................               0.80%
PACE Small/Medium Company Growth Equity Investments.................................               0.80%
PACE International Equity Investments...............................................               0.90%
PACE International Emerging Markets Equity Investments..............................               1.10%

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                 ANNUAL RATE
                                                                                                              AS A PERCENTAGE OF
                                                                                                               EACH PORTFOLIO'S
                     PORTFOLIO                                           SUB-ADVISER                       AVERAGE DAILY NET ASSETS
---------------------------------------------------  ---------------------------------------------------  --------------------------
PACE Government Securities Fixed Income Investments  Pacific Investment Management Company                             0.25%
PACE Intermediate Fixed Income Investments           Pacific Income Advisors, Inc.                                     0.20%
PACE Strategic Fixed Income Investments              Pacific Investment Management Company                             0.25%
PACE Municipal Fixed Income Investments              Morgan Grenfell Capital Management, Incorporated                  0.20%
PACE Global Fixed Income Investments                 Rogge Global Partners plc                                         0.35%
PACE Large Company Value Equity Investments          Brinson Partners, Inc.                                            0.30%
PACE Large Company Growth Equity Investments         Alliance Capital Management L.P.                                  0.30%
PACE Small/Medium Company Value Equity Investments   Brandywine Asset Management, Inc.                                 0.30%
PACE Small/Medium Company Growth Equity Investments  Delaware Management Company, Inc.                                 0.40%
PACE International Equity Investments                Martin Currie Inc.                                                0.40%
PACE International Emerging Markets Equity           Schroder Capital Management International Inc.
  Investments                                                                                                          0.50%

  Prior to November 10, 1997, Chancellor LGT Asset Management, Inc. served as the PACE Large Company Growth Equity Investments' sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Chancellor LGT Asset Management, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Portfolio's average daily net assets.

  On January 16, 1998, Brandywine Asset Management, Inc. became a wholly owned subsidiary of Legg Mason, Inc. There have been no changes in Brandywine Asset Management, Inc.'s general method of operation or where it conducts its business as a result of the transaction. Furthermore, the same persons who were responsible for the investments of the Portfolio prior to the transaction continue to have those responsibilities.

  Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the year ended July 31, 1998, which lower the overall expenses of some Portfolios.

  During the six months ended January 31, 1998, the Portfolios did not pay any brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the six months ended January 31, 1998 as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Intermediate Fixed Income Investments...................................................    $   7,730
PACE Global Fixed Income Investments.........................................................    $   2,922
PACE Large Company Value Equity Investments..................................................    $   4,873
PACE Large Company Growth Equity Investments.................................................    $   3,265
PACE Small/Medium Company Value Equity Investments...........................................    $   9,297
PACE Small/Medium Company Growth Equity Investments..........................................    $   8,301
PACE International Equity Investments........................................................    $   2,280
PACE International Emerging Markets Equity Investments.......................................    $  10,514

  As of January 31, 1998 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                                                  COLLATERAL   MARKET VALUE
                                                                                     FOR            OF
                                                                                  SECURITIES    SECURITIES
                                   PORTFOLIO                                        LOANED        LOANED
-------------------------------------------------------------------------------  ------------  ------------
PACE Intermediate Fixed Income Investments.....................................   $20,186,215   $19,623,454
PACE Global Fixed Income Investments...........................................   $2,566,200    $2,470,345
PACE Large Company Value Equity Investments....................................   $18,393,399   $17,860,538
PACE Large Company Growth Equity Investments...................................   $15,591,900   $15,118,163
PACE Small/Medium Company Value Equity Investments.............................   $3,953,600    $3,729,481
PACE Small/Medium Company Growth Equity Investments............................   $9,455,800    $8,732,850
PACE International Equity Investments..........................................   $2,811,900    $2,732,200
PACE International Emerging Markets Equity Investments.........................   $3,712,500    $2,973,952

BANK LINE OF CREDIT

  Each of the Portfolios may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended January 31, 1998, the Portfolios did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

WRITTEN OPTION ACTIVITY

  Written option activity for the six months ended January 31, 1998 for PACE Strategic Fixed Income Investments was as follows:

                                                                                        NUMBER OF     AMOUNT OF
                                                                                         OPTIONS      PREMIUMS
                                                                                      -------------  -----------
Options outstanding at July 31, 1997................................................           10     $   8,771
Options written.....................................................................       --            --
Options terminated in closing purchase transactions.................................       --            --
Options expired prior to exercise...................................................       --            --
                                                                                               --
                                                                                                     -----------
Options outstanding at January 31, 1998.............................................           10     $   8,771
                                                                                               --
                                                                                               --
                                                                                                     -----------
                                                                                                     -----------

INVESTMENTS IN SECURITIES

  At January 31, 1998, the components of net unrealized appreciation/depreciation of investments were as follows:

                                                                                                NET
                                                                                             UNREALIZED
                                                                    GROSS        GROSS     APPRECIATION/
                           PORTFOLIO                             APPRECIATION DEPRECIATION  DEPRECIATION
---------------------------------------------------------------  -----------  -----------  --------------
PACE Government Securities Fixed Income Investments............  $ 1,840,292   $ (62,348)   $  1,777,944
PACE Intermediate Fixed Income Investments.....................  $ 1,496,300   $ (53,350)   $  1,442,950
PACE Strategic Fixed Income Investments........................  $ 2,458,013   $(134,647)   $  2,323,366
PACE Municipal Fixed Income Investments........................  $ 1,217,892   $  (8,004)   $  1,209,888
PACE Global Fixed Income Investments...........................  $ 1,411,101   $(969,580)   $    441,521
PACE Large Company Value Equity Investments....................  $36,318,870  ($5,100,748)  $ 31,218,122
PACE Large Company Growth Equity Investments...................  $24,104,979  ($4,072,956)  $ 20,032,023
PACE Small/Medium Company Value Equity Investments.............  $32,607,134  ($5,465,132)  $ 27,142,002
PACE Small/Medium Company Growth Equity Investments............  $25,464,201  ($3,782,275)  $ 21,681,926
PACE International Equity Investments..........................  $15,739,116  ($4,962,491)  $ 10,776,625
PACE International Emerging Markets Equity Investments.........  $ 5,212,430  ($7,180,002)  $ (1,967,572)

  For U.S. federal income tax purposes, the cost of securities owned at January 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  For the six months ended January 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                  PORTFOLIO                                       PURCHASES        SALES
------------------------------------------------------------------------------  -------------  -------------
PACE Government Securities Fixed Income Investments...........................  $ 358,300,725  $ 288,254,131
PACE Intermediate Fixed Income Investments....................................  $  61,219,626  $  40,838,007
PACE Strategic Fixed Income Investments.......................................  $ 100,390,177  $  72,873,792
PACE Municipal Fixed Income Investments.......................................  $  14,253,905  $   3,590,371
PACE Global Fixed Income Investments..........................................  $  51,646,236  $  43,512,128
PACE Large Company Value Equity Investments...................................  $  69,614,890  $  32,064,892
PACE Large Company Growth Equity Investments..................................  $ 201,267,168  $ 165,448,986
PACE Small/Medium Company Value Equity Investments............................  $  57,515,268  $  35,952,510
PACE Small/Medium Company Growth Equity Investments...........................  $ 106,267,286  $  82,190,850
PACE International Equity Investments.........................................  $  55,215,787  $  30,071,173
PACE International Emerging Markets Equity Investments........................  $  22,783,708  $  12,344,631

FEDERAL INCOME TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

  At July 31, 1997, PACE Intermediate Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $178,596 and $57,491, respectively. These carryforward losses are available to reduce future net capital gains to the extent provided in the regulations, and will expire on July 31, 2005. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST

For the six months ended January 31, 1998, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                        DIVIDENDS
                                                                                                        REINVESTED       NET
                                                                                                            IN        INCREASE
                                                                                            SHARES      ADDITIONAL    IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED      SHARES     OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  11,139,695    (6,518,295)      486,056    5,107,456
PACE Government Securities Fixed Income Investments.......................   2,689,367      (723,704)      417,181    2,382,844
PACE Intermediate Fixed Income Investments................................   1,781,677      (565,361)      154,623    1,370,939
PACE Strategic Fixed Income Investments...................................   2,096,076      (560,052)      237,628    1,773,652
PACE Municipal Fixed Income Investments...................................   1,032,764      (332,222)       68,927      769,469
PACE Global Fixed Income Investments......................................   1,530,227      (494,175)      119,745    1,155,797
PACE Large Company Value Equity Investments...............................   2,712,345      (942,043)      875,707    2,646,009
PACE Large Company Growth Equity Investments..............................   2,627,163      (791,383)      577,355    2,413,135
PACE Small/Medium Company Value Equity Investments........................   2,114,932      (876,122)      662,753    1,901,563
PACE Small/Medium Company Growth Equity Investments.......................   2,726,591      (867,958)      455,451    2,314,084
PACE International Equity Investments.....................................   2,455,863      (643,174)      274,928    2,087,617
PACE International Emerging Markets Equity Investments....................   1,465,215      (398,725)       17,728    1,084,218

For the year ended July 31, 1997, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                        DIVIDENDS
                                                                                                        REINVESTED       NET
                                                                                                            IN        INCREASE
                                                                                            SHARES      ADDITIONAL    IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED      SHARES     OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  14,140,217    (8,937,846)      646,822    5,849,193
PACE Government Securities Fixed Income Investments.......................   4,135,657    (1,300,928)      351,935    3,186,664
PACE Intermediate Fixed Income Investments................................   2,869,680    (1,103,102)      237,803    2,004,381
PACE Strategic Fixed Income Investments...................................   3,007,797      (934,320)      272,753    2,346,230
PACE Municipal Fixed Income Investments...................................   1,551,175      (382,058)       95,813    1,264,930
PACE Global Fixed Income Investments......................................   2,520,920      (861,721)      186,704    1,845,903
PACE Large Company Value Equity Investments...............................   4,630,711    (1,684,274)      334,487    3,280,924
PACE Large Company Growth Equity Investments..............................   4,500,306    (1,415,925)       14,388    3,098,769
PACE Small/Medium Company Value Equity Investments........................   3,700,520    (1,383,789)      193,306    2,510,037
PACE Small/Medium Company Growth Equity Investments.......................   4,482,088    (1,439,050)           --    3,043,038
PACE International Equity Investments.....................................   3,862,639      (903,087)       71,296    3,030,848
PACE International Emerging Markets Equity Investments....................   1,968,856      (508,458)        8,535    1,468,933

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                       PACE
                                                                                             MONEY MARKET INVESTMENTS
                                                                                          -------------------------------
                                                                                            FOR THE SIX
                                                                                            MONTHS ENDED    FOR THE YEAR
                                                                                          JANUARY 31, 1998      ENDED
                                                                                            (UNAUDITED)     JULY 31, 1997
                                                                                          ----------------  -------------
Net asset value, beginning of period....................................................     $     1.00       $    1.00
                                                                                                -------     -------------
Net investment income...................................................................           0.03            0.05
                                                                                                -------     -------------
Dividends from net investment income....................................................          (0.03)          (0.05)
                                                                                                -------     -------------
Net asset value, end of period..........................................................     $     1.00       $    1.00
                                                                                                -------     -------------
                                                                                                -------     -------------
Total investment return (1).............................................................           2.67%           5.13%
                                                                                                -------     -------------
                                                                                                -------     -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................     $   21,177       $  16,070
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........           0.50%*          0.50%
Expenses to average net assets, before fee waivers and expense reimbursements...........           1.25   %*        1.89%
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................           5.23   %*        5.04%
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................           4.48   %*        3.65%


                                                                                             FOR THE
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            JULY 31,
                                                                                              1996+
                                                                                          -------------
Net asset value, beginning of period....................................................    $    1.00
                                                                                          -------------
Net investment income...................................................................         0.05
                                                                                          -------------
Dividends from net investment income....................................................        (0.05)
                                                                                          -------------
Net asset value, end of period..........................................................    $    1.00
                                                                                          -------------
                                                                                          -------------
Total investment return (1).............................................................         4.75%
                                                                                          -------------
                                                                                          -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................    $  10,221
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........         0.50  %*
Expenses to average net assets, before fee waivers and expense reimbursements...........         2.40  %*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................         4.93  %*
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................         3.03  %*

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                   PACE
                                                        GOVERNMENT SECURITIES FIXED
                                                            INCOME INVESTMENTS
                                               ---------------------------------------------
                                                                                  FOR THE
                                                 FOR THE SIX     FOR THE YEAR     PERIOD
                                                 MONTHS ENDED       ENDED          ENDED
                                               JANUARY 31, 1998    JULY 31,      JULY 31,
                                                 (UNAUDITED)         1997          1996+
                                               ----------------  ------------  -------------
Net asset value, beginning of period.........     $    12.61      $    12.07     $   12.00
                                                    --------     ------------  -------------
Net investment income........................           0.36            0.64          0.49
Net realized and unrealized gains from
  investments and futures....................           0.18            0.58          0.03
                                                    --------     ------------  -------------
Net increase from investment operations......           0.54            1.22          0.52
                                                    --------     ------------  -------------
Dividends from net investment income.........          (0.36)          (0.63)        (0.44)
Distributions from net realized gains from
  investments................................          (0.20)          (0.05)        (0.01)
                                                    --------     ------------  -------------
Total dividends and distributions............          (0.56)          (0.68)        (0.45)
                                                    --------     ------------  -------------
Net asset value, end of period...............     $    12.59      $    12.61     $   12.07
                                                    --------     ------------  -------------
                                                    --------     ------------  -------------
Total investment return (1)..................           4.44%          10.42%         4.35%
                                                    --------     ------------  -------------
                                                    --------     ------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's)............     $  131,386      $  101,606     $  58,752
Ratios of:
Expenses to average net assets, net of fee
  waivers and expense reimbursements.........           0.85%*          1.57%**        0.85%*
Expenses to average net assets, before fee
  waivers and expense reimbursements.........           0.98%*          1.70%**        1.15%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements.............................           5.84%*          5.44%**        5.09%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements.............................           5.71%*          5.31%**        4.79%*
Portfolio turnover rate......................            207%            712%          978%

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
**         Includes 0.72% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               PACE
                                                    INTERMEDIATE FIXED INCOME
                                                           INVESTMENTS
                                          ----------------------------------------------
                                                                              FOR THE
                                            FOR THE SIX                       PERIOD
                                            MONTHS ENDED    FOR THE YEAR       ENDED
                                          JANUARY 31, 1998      ENDED        JULY 31,
                                            (UNAUDITED)     JULY 31, 1997      1996+
                                          ----------------  -------------  -------------
Net asset value, beginning of period....     $    12.23       $   11.95      $   12.00
                                                -------     -------------  -------------
Net investment income...................           0.34            0.66           0.53
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................           0.16            0.28          (0.09)
                                                -------     -------------  -------------
Net increase from investment
 operations.............................           0.50            0.94           0.44
                                                -------     -------------  -------------
Dividends from net investment income....          (0.31)          (0.66)         (0.48)
Distributions from net realized gains
 from investments.......................             --              --          (0.01)
                                                -------     -------------  -------------
Total dividends and distributions.......          (0.31)          (0.66)         (0.49)
                                                -------     -------------  -------------
Net asset value, end of period..........     $    12.42       $   12.23      $   11.95
                                                -------     -------------  -------------
                                                -------     -------------  -------------
Total investment return (1).............           4.18%           8.14%          3.59%
                                                -------     -------------  -------------
                                                -------     -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $   84,821       $  66,751      $  41,273
Ratios of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................           0.84%*          0.85%          0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................           0.85%*          0.99%          1.23%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................           5.67%*          5.70%          5.56%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................           5.66%*          5.56%          5.18%*
Portfolio turnover rate.................             55%             67%            36%

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                       PACE
                                                                                              STRATEGIC FIXED INCOME
                                                                                                    INVESTMENTS
                                                                                          -------------------------------
                                                                                            FOR THE SIX
                                                                                            MONTHS ENDED    FOR THE YEAR
                                                                                          JANUARY 31, 1998      ENDED
                                                                                            (UNAUDITED)     JULY 31, 1997
                                                                                          ----------------  -------------
Net asset value, beginning of period....................................................     $    13.04       $   12.44
                                                                                               --------     -------------
Net investment income...................................................................           0.34            0.67
Net realized and unrealized gains from investments, futures, options and foreign
  currency..............................................................................           0.38            0.70
                                                                                               --------     -------------
Net increase from investment operations.................................................           0.72            1.37
                                                                                               --------     -------------
Dividends from net investment income....................................................          (0.34)          (0.67)
Distributions from net realized gains from investments..................................          (0.12)          (0.10)
                                                                                               --------     -------------
Total dividends and distributions.......................................................          (0.46)          (0.77)
                                                                                               --------     -------------
Net asset value, end of period..........................................................     $    13.30       $   13.04
                                                                                               --------     -------------
                                                                                               --------     -------------
Total investment return (1).............................................................           5.70%          11.35%
                                                                                               --------     -------------
                                                                                               --------     -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................     $  100,296       $  75,174
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........           0.85%*          0.85%
Expenses to average net assets, before fee waivers and expense reimbursements...........           0.97%*          1.10%
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................           5.43%*          5.69%
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................           5.31%*          5.44%
Portfolio turnover rate.................................................................            124%            357%


                                                                                             FOR THE
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            JULY 31,
                                                                                              1996+
                                                                                          -------------
Net asset value, beginning of period....................................................    $   12.00
                                                                                          -------------
Net investment income...................................................................         0.59
Net realized and unrealized gains from investments, futures, options and foreign
  currency..............................................................................         0.38
                                                                                          -------------
Net increase from investment operations.................................................         0.97
                                                                                          -------------
Dividends from net investment income....................................................        (0.52)
Distributions from net realized gains from investments..................................        (0.01)
                                                                                          -------------
Total dividends and distributions.......................................................        (0.53)
                                                                                          -------------
Net asset value, end of period..........................................................    $   12.44
                                                                                          -------------
                                                                                          -------------
Total investment return (1).............................................................         8.15%
                                                                                          -------------
                                                                                          -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................    $  42,550
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........         0.85%*
Expenses to average net assets, before fee waivers and expense reimbursements...........         1.40%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................         5.85%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................         5.30%*
Portfolio turnover rate.................................................................          166%

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                         PACE
                                                                                                MUNICIPAL FIXED INCOME
                                                                                                      INVESTMENTS
                                                                                    -----------------------------------------------
                                                                                                                         FOR THE
                                                                                       FOR THE SIX                       PERIOD
                                                                                      MONTHS ENDED     FOR THE YEAR       ENDED
                                                                                    JANUARY 31, 1998       ENDED        JULY 31,
                                                                                       (UNAUDITED)     JULY 31, 1997      1996+
                                                                                    -----------------  -------------  -------------
Net asset value, beginning of period..............................................      $   12.67        $   12.32      $   12.00
                                                                                          -------      -------------  -------------
Net investment income.............................................................           0.29             0.61           0.49
Net realized and unrealized gains from investments................................           0.08             0.38           0.27
                                                                                          -------      -------------  -------------
Net increase from investment operations...........................................           0.37             0.99           0.76
                                                                                          -------      -------------  -------------
Dividends from net investment income..............................................          (0.29)           (0.61)         (0.43)
Distributions from net realized gains from investments............................         --                (0.03)         (0.01)
                                                                                          -------      -------------  -------------
Total dividends and distributions.................................................          (0.29)           (0.64)         (0.44)
                                                                                          -------      -------------  -------------
Net asset value, end of period....................................................      $   12.75        $   12.67      $   12.32
                                                                                          -------      -------------  -------------
                                                                                          -------      -------------  -------------
Total investment return (1).......................................................           2.95%            8.30%          6.38%
                                                                                          -------      -------------  -------------
                                                                                          -------      -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).................................................      $  44,307        $  34,292      $  17,765
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.....           0.85%*           0.85%          0.85%*
Expenses to average net assets, before fee waivers and expense reimbursements.....           0.96%*           1.40%          1.74%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements..................................................................           4.74%*           5.08%          4.95%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements..................................................................           4.63%*           4.53%          4.07%*
Portfolio turnover rate...........................................................              9%              15%            78%

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                       PACE
                                                                                                GLOBAL FIXED INCOME
                                                                                                    INVESTMENTS
                                                                                          -------------------------------
                                                                                            FOR THE SIX
                                                                                            MONTHS ENDED    FOR THE YEAR
                                                                                          JANUARY 31, 1998      ENDED
                                                                                            (UNAUDITED)     JULY 31, 1997
                                                                                          ----------------  -------------
Net asset value, beginning of period....................................................     $    12.17       $   12.33
                                                                                                -------     -------------
Net investment income...................................................................           0.33            0.64
Net realized and unrealized gains (losses) from investments and foreign currency........           0.06           (0.21)
                                                                                                -------     -------------
Net increase from investment operations.................................................           0.39            0.43
                                                                                                -------     -------------
Dividends from net investment income....................................................          (0.16)          (0.51)
Distributions from net realized gains from investments..................................          (0.11)          (0.08)
                                                                                                -------     -------------
Total dividends and distributions.......................................................          (0.27)          (0.59)
                                                                                                -------     -------------
Net asset value, end of period..........................................................     $    12.29       $   12.17
                                                                                                -------     -------------
                                                                                                -------     -------------
Total investment return (1).............................................................           3.20%           3.54%
                                                                                                -------     -------------
                                                                                                -------     -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................     $   75,078       $  60,279
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........           0.95%*          0.95%
Expenses to average net assets, before fee waivers and expense reimbursements...........           1.27%*          1.29%
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................           5.14%*          5.36%
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................           4.82%*          5.02%
Portfolio turnover rate.................................................................             69%            270%


                                                                                             FOR THE
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            JULY 31,
                                                                                              1996+
                                                                                          -------------
Net asset value, beginning of period....................................................    $   12.00
                                                                                          -------------
Net investment income...................................................................         0.53
Net realized and unrealized gains (losses) from investments and foreign currency........         0.27
                                                                                          -------------
Net increase from investment operations.................................................         0.80
                                                                                          -------------
Dividends from net investment income....................................................        (0.46)
Distributions from net realized gains from investments..................................        (0.01)
                                                                                          -------------
Total dividends and distributions.......................................................        (0.47)
                                                                                          -------------
Net asset value, end of period..........................................................    $   12.33
                                                                                          -------------
                                                                                          -------------
Total investment return (1).............................................................         6.68%
                                                                                          -------------
                                                                                          -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................................................    $  38,296
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements...........         0.95%*
Expenses to average net assets, before fee waivers and expense reimbursements...........         1.61%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements........................................................................         5.24%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements........................................................................         4.58%*
Portfolio turnover rate.................................................................          197%

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                         PACE
                                                                                                 LARGE COMPANY VALUE
                                                                                                  EQUITY INVESTMENTS
                                                                                    ----------------------------------------------
                                                                                                                        FOR THE
                                                                                      FOR THE SIX                       PERIOD
                                                                                      MONTHS ENDED    FOR THE YEAR       ENDED
                                                                                    JANUARY 31, 1998      ENDED        JULY 31,
                                                                                      (UNAUDITED)     JULY 31, 1997      1996+
                                                                                    ----------------  -------------  -------------
Net asset value, beginning of period..............................................     $    20.03      $     14.07     $   12.00
                                                                                         --------     -------------  -------------
Net investment income.............................................................           0.06             0.11          0.12
Net realized and unrealized gains (losses) from investments and futures...........          (0.14)            6.61          2.02
                                                                                         --------     -------------  -------------
Net increase (decrease) from investment operations................................          (0.08)            6.72          2.14
                                                                                         --------     -------------  -------------
Dividends from net investment income..............................................          (0.14)           (0.11)        (0.05)
Distributions from net realized gains from investments............................          (1.39)           (0.65)        (0.02)
                                                                                         --------     -------------  -------------
Total dividends and distributions.................................................          (1.53)           (0.76)        (0.07)
                                                                                         --------     -------------  -------------
Net asset value, end of period....................................................     $    18.42      $     20.03     $   14.07
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Total investment return (1).......................................................          (0.14)%          49.13%        17.90%
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).................................................  $     215,060     $    180,807   $    80,897
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.....           0.98%*           1.00%         1.00%*
Expenses to average net assets, before fee waivers and expense reimbursements.....           0.98%*           1.06%         1.40%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements..................................................................           0.78%*           0.81%         1.22%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements..................................................................           0.78%*           0.75%         0.82%*
Portfolio turnover rate...........................................................             17%              46%           38%
Average commission rate paid (2)..................................................  $      0.0445     $     0.0455       --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         PACE
                                                                                 LARGE COMPANY GROWTH
                                                                                  EQUITY INVESTMENTS
                                                              -----------------------------------------------------------
                                                                  FOR THE SIX
                                                                 MONTHS ENDED         FOR THE YEAR       FOR THE PERIOD
                                                               JANUARY 31, 1998#          ENDED               ENDED
                                                                  (UNAUDITED)         JULY 31, 1997      JULY 31, 1996+
                                                              -------------------   -----------------   -----------------
Net asset value, beginning of period........................        $ 19.28              $ 13.27             $ 12.00
                                                                   --------             --------             -------
Net investment income (loss)................................          (0.01)                0.03                0.03
Net realized and unrealized gains from investments..........           0.36                 6.01                1.26
                                                                   --------             --------             -------
Net increase from investment operations.....................           0.35                 6.04                1.29
                                                                   --------             --------             -------
Dividends from net investment income........................          (0.01)               (0.03)              (0.02)
Distributions from net realized gains from investments......          (1.04)             --                  --
                                                                   --------             --------             -------
Total dividends and distributions...........................          (1.05)               (0.03)              (0.02)
                                                                   --------             --------             -------
Net asset value, end of period..............................        $ 18.58              $ 19.28             $ 13.27
                                                                   --------             --------             -------
                                                                   --------             --------             -------
Total investment return (1).................................           2.15%               45.61%              10.76%
                                                                   --------             --------             -------
                                                                   --------             --------             -------
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................        $199,336             $160,334            $69,248
Ratios of:
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................           1.00%*               1.00%               1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................           1.05%*               1.05%               1.33%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements....................          (0.08)%*              0.22%               0.33%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements....................          (0.13)%*              0.17%              (0.01)*%
Portfolio turnover rate.....................................             96%                  73%                 65%
Average commission rate paid (2)............................        $0.0549              $0.0498             --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
#          Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance
           Capital Management L.P. on November 10, 1997.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                         PACE
                                                                                              SMALL/MEDIUM COMPANY VALUE
                                                                                                  EQUITY INVESTMENTS
                                                                                    ----------------------------------------------
                                                                                                                        FOR THE
                                                                                      FOR THE SIX                       PERIOD
                                                                                      MONTHS ENDED    FOR THE YEAR       ENDED
                                                                                    JANUARY 31, 1998      ENDED        JULY 31,
                                                                                      (UNAUDITED)     JULY 31, 1997      1996+
                                                                                    ----------------  -------------  -------------
Net asset value, beginning of period..............................................     $    17.52      $     12.29     $   12.00
                                                                                         --------     -------------  -------------
Net investment income.............................................................           0.06             0.12          0.10
Net realized and unrealized gains from investments................................           1.56             5.55          0.23
                                                                                         --------     -------------  -------------
Net increase from investment operations...........................................           1.62             5.67          0.33
                                                                                         --------     -------------  -------------
Dividends from net investment income..............................................          (0.13)           (0.10)        (0.04)
Distributions from net realized gains from investments............................          (1.24)           (0.34)       --
                                                                                         --------     -------------  -------------
Total dividends and distributions.................................................          (1.37)           (0.44)        (0.04)
                                                                                         --------     -------------  -------------
Net asset value, end of period....................................................     $    17.77      $     17.52     $   12.29
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Total investment return (1).......................................................           9.31%           46.99%         2.76%
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).................................................     $  170,801      $   135,047     $  63,894
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.....           1.00%*           1.00%         1.00%*
Expenses to average net assets, before fee waivers and expense reimbursements.....           1.01%*           1.12%         1.51%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements..................................................................           0.76%*           1.00%         1.07%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements..................................................................           0.75%*           0.88%         0.56%*
Portfolio turnover rate...........................................................             25%              39%           30%
Average commission rate paid (2)..................................................     $   0.0488      $    0.0492        --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         PACE
                                                                              SMALL/MEDIUM COMPANY GROWTH
                                                                                  EQUITY INVESTMENTS
                                                              -----------------------------------------------------------
                                                              FOR THE SIX MONTHS
                                                                     ENDED            FOR THE YEAR       FOR THE PERIOD
                                                               JANUARY 31, 1998           ENDED               ENDED
                                                                  (UNAUDITED)        JULY 31, 1997#      JULY 31, 1996+
                                                              -------------------   -----------------   -----------------
Net asset value, beginning of period........................        $ 14.44              $ 11.20             $ 12.00
                                                                   --------             --------             -------
Net investment loss.........................................          (0.01)               (0.02)               0.00
Net realized and unrealized gains (losses) from
  investments...............................................           0.77                 3.26               (0.78)
                                                                   --------             --------             -------
Net increase (decrease) from investment operations..........           0.76                 3.24               (0.78)
                                                                   --------             --------             -------
Dividends from net investment income........................       --                    --                    (0.02)
Distributions from net realized gains from investments......          (0.64)             --                  --
                                                                   --------             --------             -------
Total dividends and distributions...........................          (0.64)                0.00               (0.02)
                                                                   --------             --------             -------
Net asset value, end of period..............................        $ 14.56              $ 14.44             $ 11.20
                                                                   --------             --------             -------
                                                                   --------             --------             -------
Total investment return (1).................................           5.46%               28.93%              (6.55)%
                                                                   --------             --------             -------
                                                                   --------             --------             -------
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................        $160,334             $125,609            $63,364
Ratios of:
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................           1.00%*               1.00%               1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................           1.05%*               1.08%               1.27%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements........................          (0.19)%*             (0.21)%             (0.14)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements........................          (0.24)%*             (0.29)%             (0.41)%*
Portfolio turnover rate.....................................             62%                 247%                115%
Average commission rate paid (2)............................        $0.0588              $0.0532             --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
#          Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to
           Delaware Management Company, Inc. on December 17, 1996.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                         PACE
                                                                                                 INTERNATIONAL EQUITY
                                                                                                     INVESTMENTS
                                                                                    ----------------------------------------------
                                                                                                                        FOR THE
                                                                                      FOR THE SIX                       PERIOD
                                                                                      MONTHS ENDED    FOR THE YEAR       ENDED
                                                                                    JANUARY 31, 1998      ENDED        JULY 31,
                                                                                      (UNAUDITED)     JULY 31, 1997      1996+
                                                                                    ----------------  -------------  -------------
Net asset value, beginning of period..............................................     $    15.66      $     12.79     $   12.00
                                                                                         --------     -------------  -------------
Net investment income (loss)......................................................          (0.01)            0.10          0.12
Net realized and unrealized gains (losses) from investments and foreign
  currency........................................................................          (0.72)            2.97          0.73
                                                                                         --------     -------------  -------------
Net increase (decrease) from investment operations................................          (0.73)            3.07          0.85
                                                                                         --------     -------------  -------------
Dividends from net investment income..............................................          (0.16)           (0.13)        (0.06)
Distributions from net realized gains from investments............................          (0.32)           (0.07)       --
                                                                                         --------     -------------  -------------
Total dividends and distributions.................................................          (0.48)           (0.20)        (0.06)
                                                                                         --------     -------------  -------------
Net asset value, end of period....................................................     $    14.45      $     15.66     $   12.79
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Total investment return (1).......................................................         (4.54%)           24.30%         7.08%
                                                                                         --------     -------------  -------------
                                                                                         --------     -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).................................................  $     125,160     $    102,979   $    45,331
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.....           1.21%*           1.35%         1.50%*
Expenses to average net assets, before fee waivers and expense reimbursements.....           1.21%*           1.35%         1.81%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements..................................................................           0.32%*           0.95%         1.35%*
Net investment income to average net assets, before fee waivers and expense
  reimbursements..................................................................           0.32%*           0.95%         1.04%*
Portfolio turnover rate...........................................................             30%              55%           25%
Average commission rate paid (2)..................................................  $      0.0185     $     0.0183       --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                        PACE
                                                                                               INTERNATIONAL EMERGING
                                                                                             MARKETS EQUITY INVESTMENTS
                                                                                   ----------------------------------------------
                                                                                                                       FOR THE
                                                                                     FOR THE SIX                       PERIOD
                                                                                     MONTHS ENDED    FOR THE YEAR       ENDED
                                                                                   JANUARY 31, 1998      ENDED        JULY 31,
                                                                                     (UNAUDITED)     JULY 31, 1997      1996+
                                                                                   ----------------  -------------  -------------
Net asset value, beginning of period.............................................     $    15.60       $   12.49      $   12.00
                                                                                         -------     -------------  -------------
Net investment income............................................................           0.01            0.06           0.07
Net realized and unrealized gains (losses) from investments and foreign
  currency.......................................................................          (4.13)           3.09           0.44
                                                                                         -------     -------------  -------------
Net increase (decrease) from investment operations...............................          (4.12)           3.15           0.51
                                                                                         -------     -------------  -------------
Dividends from net investment income.............................................          (0.05)          (0.04)         (0.02)
                                                                                         -------     -------------  -------------
Net asset value, end of period...................................................     $    11.43       $   15.60      $   12.49
                                                                                         -------     -------------  -------------
                                                                                         -------     -------------  -------------
Total investment return (1)......................................................         (26.43)%         25.31%          4.23%
                                                                                         -------     -------------  -------------
                                                                                         -------     -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's)................................................  $      52,512     $    54,759    $    25,481
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements....           1.50%*          1.50%          1.50%*
Expenses to average net assets, before fee waivers and expense reimbursements....           1.84%*          2.09%          2.35%*
Net investment income to average net assets, net of fee waivers and expense
  reimbursements.................................................................           0.30%*          0.63%          0.94%*
Net investment income (loss) to average net assets, before fee waivers and
  expense reimbursements.........................................................          (0.04   )%*        0.04%        0.08%*
Portfolio turnover rate..........................................................             26%             39%            22%
Average commission rate paid (2).................................................  $      0.0019     $    0.0011        --

-----------------

+          For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year have not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                           MANAGED ACCOUNTS SERVICES
                                  PAINEWEBBER
                        -C-1998 PaineWebber Incorporated
                                  Member SIPC